Registration Nos. 333-153840

811-21438

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 30

and

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

Amendment No. 31

THE GUARDIAN SEPARATE ACCOUNT R

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

10 Hudson Yards, New York, New York 10001

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8714

Patrick D. Ivkovich, Senior Counsel

The Guardian Insurance & Annuity Company, Inc.

10 Hudson Yards

New York, New York 10001

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 14, 2024.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-153840
May 1, 2024

GUARDIAN INVESTOR VARIABLE ANNUITY B SERIES

THIS PROSPECTUS describes of an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC, we, us, our) through its Separate Account R (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the Owner dies before Annuity Payments begin.

The minimum initial premium payment is $5,000 ($2,000 if your contract is issued in connection with an individual retirement account, certain pension plans, and other tax-qualified arrangements). Your premiums may be invested in up to 20 Variable Investment Options or 19 Variable Investment Options and the fixed-rate option.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation Period

The period between the issue date of the contract and the Annuity Commencement Date.

Accumulation Unit

A measure used to determine the value of a contract owner’s interest in each variable investment option under the contract before Annuity Payments begin. Each variable investment option will have its own Accumulation Units.

Accumulation Value

The sum of the values attributable to the Variable Investment Options and the fixed-rate option that are credited to a contract.

Adjusted Guaranteed Withdrawal Balance

This balance for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance as of the end of the day immediately preceding the day the rider fee is determined plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee

Annuitant

The person on whose life the Annuity Payments payable under the contract are based.

Annuity Commencement Date

The date on which Annuity Payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the Contract Owner at monthly or other periodic intervals after the Annuity Commencement Date.

Annuity Unit

A measure used to determine the amount of any variable annuity payment.

Basic Contract

The contract, excluding any optional benefit riders or endorsements.

Beneficiary

The person(s) designated to receive any benefits under a contract upon the death of an owner.

Chargeable Premium

Each Net Premium that is subject to a Contingent Deferred Sales Charge (surrender charge), less the amount of any withdrawals attributable to that premium on which we assessed a Contingent Deferred Sales Charge.

Contract Anniversary Date

The annual anniversary measured from the issue date of the contract.

Contingent Annuitant

The person you name at issue to become the Annuitant if the Annuitant dies before the Annuity Commencement Date. The owner’s right to name a Contingent Annuitant may be restricted under the provisions of a retirement or deferred compensation plan for which the contract is issued. A Contingent Annuitant may be named only if permitted by the laws of the jurisdiction in which the contract is issued, and is not permitted if there is a non-natural owner.

Contingent Beneficiary

The person(s) designated to receive any benefits under a contract upon an owner’s death should all primary Beneficiaries predecease such owner.

Customer Service Office Contact Center

For telephonic communications: Customer Service Office Contact Center 8:00 a.m. to 7:00 p.m.

Eastern Time 1-888-GUARDIAN (1-888-482-7342).

Due Proof of Death in Good Order A certified death certificate, all necessary claim paperwork and such other information as we may require to process the death benefit.

Funds

The open-end management investment companies, each corresponding to a variable investment option.

Good Order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Mailing Address, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a Valuation Date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s Accumulation Unit values.

Monthly Contract Anniversary The same date of each calendar month as the issue date of the Basic Contract, or the last day of a calendar month, if earlier.

Mailing Address

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities P. O. Box 981592

El Paso, TX 79998-1592

Net Premium

A premium paid by the owner to us in accordance with the provisions of the contract, less any applicable annuity taxes.

Owner (Contract Owner)

You (or your); the person(s) or entity designated as the owner in the contract.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	1

Valuation Date

A date on which Accumulation Unit values are determined. Accumulation Unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading.

Valuation Period

The time period from the determination of one Accumulation Unit and Annuity Unit value to the next.

Variable Investment Options

The Funds underlying the contract are the Variable Investment Options – as distinguished from the fixed-rate option – available for allocations of Net Premium payments and allocation values.

2	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals

If you withdraw money during the first 7 years following your last premium payment, you may be assessed a surrender charge of up to 8% of the premium withdrawn, declining to 0% over that time period.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment.

				Financial Information – Contract Costs and Expenses
Transaction Charges

In addition to surrender charges, you also may be charged for the following transactions: transfers of cash value between investment options, which include the Variable Investment Options and the fixed-rate option.

Transfer Fee. We reserve the right to impose a maximum fee of $25 per transfer, if you make more than twelve transfers within a contract year.

				Financial Information – Contract Costs and Expenses

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year other options you have elected.			Financial Information – Contract Costs and Expenses
	Annual Fee	Minimum	Maximum
	Base Contract (Varies by Contract Class)[1]	1.30%	1.30%
	Investment Fund options (portfolio company fees and expenses)[2]	0.41%	1.76%
	Optional benefits available for an additional benefits charge (for a single optional benefit if elected)[3]	0.25%	2.15%

[1]  As a percentage of value in the Separate Account.

[2]  As a percentage of Fund net assets.

[3]  The minimum fee shown is calculated as a percentage of the value in the Separate Account; the maximum fee shown is calculated as a percentage of the “GWB adjustment,” which is a value used to calculate your benefit.

    Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

PROSPECTUS	3

	Lowest Annual Cost $2,110	Highest Annual Cost $7,960

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of contract class, fund fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers, or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of optional benefits and fund fees and expenses

• No sales charges

• No additional purchase payments, transfers, or withdrawals

Risks			Location in Prospectus
Risk of Loss	You can lose money by investing in this contract including loss of principal.		Principal Risks
Not a Short-Term Investment

This contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Surrender charges may apply for the first 7 years of the contract. Surrender charges will reduce the value of your contract if you withdraw money during that time.

The benefits of tax deferral and living benefit protection also mean the contract is more beneficial to investors with a long time horizon.

Principal Risks
Risks Associated with Investments

• An investment in this contract is subject to the risk of poor investment performance and can vary based on the investment options available under the contract.

• Each investment option, including the fixed-rate option, has its own unique risks.

• You should review the prospectuses for the available funds before making an investment decision.

Principal Risks
Insurance Company Risks	An investment in the contract is subject to the risks related to us, as the Depositor. Any obligations (including under the fixed-rate option), guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-482-7342.		Principal Risks
Restrictions			Location in Prospectus
Investments

• We reserve the right to impose a charge for transfers among investment options in excess of the 12.

• We may limit transfers based on frequent trading activity.

• We reserve the right to remove or substitute the Variable Investment Options that are available as investment options under the contract.

• You may choose to invest in a maximum of 20 of the 45 Variable Investment Options or 19 of the Variable Investment Options and the fixed-rate option, if available, at any time.

The Accumulation Period

4	PROSPECTUS

Restrictions		Location in Prospectus
Optional Benefits

• Certain optional benefits limit or restrict the investment options that you may select under the contract. We may change these restrictions in the future.

• Certain optional benefits generally limit subsequent purchase payments.

• Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.

• Optional benefits are only available at the time you purchase your contract.

Other Contract Features
Taxes		Location in Prospectus
Tax Implications

• You should consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.

• If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral.

• You will generally not be taxed on increases in the value of the contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1⁄2.

Financial Information – Federal tax matters
Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.	Your rights and responsibilities – Distribution of the contract
Exchanges	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Buying a contract

Overview of the Contract

Purpose. The contract is a variable annuity contract. It allows you to accumulate tax-deferred savings in our Variable Investment Options and the fixed-rate option. The contract is intended for retirement savings or other long-term investment purposes. The contract has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. The contract is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon. The contract is no longer available for new sales.

Phases of the Contract. The contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. This contract allows you to allocate your Net Premium payments and Accumulation Value to Variable

PROSPECTUS	5

Investment Options, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and the fixed-rate option, which guarantees a fixed rate of interest. A list of Variable Investment Options in which you can invest is provided in Appendix A: Funds Available Under the Contract to this Prospectus.

On an agreed date, you will start receiving regular payments based on the Accumulation Value of your contract. This is the annuity period. The amount of the Annuity Payments will depend on earnings during the Accumulation Period, and afterward if you select a variable annuity option. Once your contract is annuitized your withdrawal rights, death benefits and living benefits under the Accumulation Period terminate.

Contract Features. Below is a brief summary of the contract’s primary features and options.

Accessing your Money. Before the annuity period, you can withdraw money from your contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2.

Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.

Death Benefits. If the Owner should die before Annuity Payments begin, then we pay a death benefit first to any surviving Owner and then to surviving Beneficiaries (in the order you have designated). You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit.

Optional Living Benefits. We offer optional living benefit riders that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and guarantee a minimum lifetime income.

Additional Services.

Dollar Cost Averaging Programs. These programs allow you to systematically transfer a set amount each month between certain Variable Investment Options and the fixed-rate option.

Portfolio Rebalancing. This program directs us to automatically transfer amounts among your Variable Investment Options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages by at least 5%.

Systematic Withdrawals. This program allows you to receive regular automatic withdrawals from your Contract either monthly, quarterly, semi-annual or annual basis.

6	PROSPECTUS

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering, or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have selected.

The first two tables describe the fees and expenses that you will pay at the time that you buy a contract, surrender a contract, make withdrawals from the contract, or transfer Accumulation Value among investment options. State annuity taxes may also be deducted.*

TRANSACTION EXPENSES

Sales Load Imposed on Purchases: (as a percentage of purchase payments)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of purchase payments or amount surrendered, as applicable):	8% of total premiums paid declining annually[1]
Number of full years completed since premium payment was made	Contingent deferred sales charge (surrender charge) percentage
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7+	0%
Exchange Fee:	Maximum: $25 Current: $0

* If you reside in a state that requires us to deduct an annuity tax, this tax can range from 0.5% to 3.5% of the contract Accumulation Value, depending on the state requirements.

1 The contingent deferred sales charge (surrender charge) may be assessed on premiums withdrawn that were paid into your contract during the previous seven years. Each contract year, however, you may withdraw without a contingent deferred sales charge (surrender charge) at the time of withdrawal a “Free Withdrawal Amount” equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year.

There is a withdrawal charge that applies to withdrawals during the annuity period in excess of one per calendar quarter. This charge is the lesser of $25 or 2% of the withdrawal amount. Withdrawals are available during the annuity period only if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option. Please see Financial information: Contract costs and expenses, for more information.

EXPENSE TABLES	PROSPECTUS	7

The next table describes the fees and expenses that you will pay each year during the time that you the contract, not including the fees and expenses of the underlying Funds associated with the Variable Investment Options. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses:

Administrative Expenses:

$35.00*
*	We refer to this as the annual contract fee which may be lower where required by state law. We will waive this fee if the Accumulation Value is $100,000 or greater on the most recent Contract Anniversary. We will waive the contract fee if the Accumulation Value of your contract plus the Accumulation Value of any other Guardian Investor Variable Annuity L Series*, Guardian Investor Variable Annuity B Series* and Guardian Investor II Variable Annuity contracts you own individually or jointly totals $100,000 or more on the Contract Anniversary provided each such contract contains a waiver of contract fee provision.

Base Contract Expenses:

(as a percentage of daily net asset value)	1.30%

Optional Benefit Expenses:

OPTIONAL DEATH BENEFIT EXPENSES

(as a percentage of daily net asset value)

Highest Anniversary Value Death Benefit (HAVDB)	0.40%
Earnings Benefit (EB)	0.25%

OPTIONAL GLWB RIDER EXPENSES

(as a percentage of GWB adjustment)

Single	Current*	Maximum**
Guardian Target 250	1.30%	2.50%
Guardian Target 200	1.15%	2.50%
Guardian Target Future	1.05%	2.50%
Guardian Target Now	0.95%	1.00%

Spousal	Current*	Maximum**
Guardian Target 250	1.55%	3.50%
Guardian Target 200	1.40%	3.50%
Guardian Target Future	1.30%	3.50%
Guardian Target Now	1.05%	2.00%

OPTIONAL GLWB DEATH BENEFIT RIDER EXPENSES

(as a percentage of GWB adjustment)

GLWB Step-Up Death Benefit***	0.50%
GLWB Return of Premium Death Benefit****	0.60%
*	The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance as of the end of the day immediately preceding the day the rider fee is determined plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see Other contract features: Guaranteed lifetime withdrawal benefit (GLWB) rider section of this prospectus for more information.
**	The current charge for this rider ranges from 0.95% to 2.15%, depending on the option chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.10%, depending on the option chosen, if the guaranteed withdrawal balance is stepped up to equal the Accumulation Value of the contract.
***	Not available with the Guardian Target 250 GLWB rider option.
****	Not available in New York and with Guardian Target Now.

8	PROSPECTUS	EXPENSE TABLES

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. A complete list of Funds available under the contract, including their annual expenses, may be found in Appendix A at the back of this Prospectus.

Annual Portfolio Company Expenses*

(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Minimum	Maximum
0.41%	1.76%

Expense Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract. All costs are as of the last day of the applicable time period, except for the rider charge and contract fee, which are as of the following Contract Anniversary. The costs include the Contract Owner transaction expenses, an annual contract fee of $35, and separate account annual expenses. The following two examples assume that you invest $100,000 in the contract for the time periods indicated and that your investment has a 5% return each year.

Example 1 shows a contract with a spousal version of the Guardian Target 250 Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider with the GLWB Return of Premium Death Benefit (which are the most expensive optional features available under the contract). The costs shown are the maximum (4.10%) and current (2.15%) GLWB rider fees, and shows the maximum average weighted Fund expense (0.99%) for the growth model and the minimum average weighted Fund expense (0.82%) for the conservative model which are two of the allocation models available under the GLWB rider. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 1:	Contract with the spousal version of the Guardian Target 250 GLWB Rider with the GLWB Return of Premium Death Benefit and maximum and minimum allocation model expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum Rider Charge
Growth Model:	$14,826	$14,315	$12,770	$9,931
Conservative Model:	$14,645	$14,150	$12,625	$9,840
Current Rider Charge
Growth Model:	$12,739	$12,055	$10,358	$6,660
Conservative Model:	$12,559	$11,883	$10,196	$6,525
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum Rider Charge
Growth Model:	$6,826	$7,315	$7,770	$9,931
Conservative Model:	$6,645	$7,150	$7,625	$9,840
Current Rider Charge
Growth Model:	$4,739	$5,055	$5,358	$6,660
Conservative Model:	$4,559	$4,883	$5,196	$6,525

Example 2 shows a Basic Contract without any riders (which is the least expensive way to purchase the contract) and maximum (1.76%) and minimum (0.41%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 2:	Basic contract without any riders and maximum and minimum underlying mutual fund expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$11,248	$10,362	$8,479	$3,792
Minimum:	$9,831	$8,946	$7,069	$2,413
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$3,248	$3,362	$3,479	$3,792
Minimum:	$1,831	$1,946	$2,069	$2,413

EXPENSE TABLES	PROSPECTUS	9

These Examples do not reflect premium taxes (which ranges from 0.50% up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples.

A table of Accumulation Unit values is in Appendix A – Summary Financial Information.

Principal Risks of Investing in the Contract

Unsuitable as Short-Term Savings Vehicle. The contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.

Investment Risk. You bear the risk of any decline in the Accumulated Value of your contract resulting from the performance of the Variable Investment Options you have chosen. The Accumulated Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Variable Investment Option. This risk could have a significant negative impact on certain benefits and guarantees under the contract. The investment risks are described in the prospectuses for the Variable Investment Option.

Investment Restrictions – Opportunity Risks. Generally, the living benefit riders impose restrictions and limitations on your choices of Variable Investment Options. These restrictions and requirements are intended to protect us and reduce the likelihood that we will have to pay guaranteed benefits under the riders out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the portfolio companies – this means your opportunity for investment gains may be limited.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.

Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the contract), and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.

Business Continuity. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

Cyber-Security. Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying Funds or our service providers will avoid losses due to cyber-attacks or information security breaches.

10	PROSPECTUS	EXPENSE TABLES

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered by this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $11.7 billion as of December 31, 2023. The financial statements of GIAC, as well as those for the Separate Account, appear in the Statement of Additional Information.

GIAC’s executive office is located at 10 Hudson Yards, New York, New York 10001. The mailing address for GIAC Individual Markets, Annuities, is P.O. Box 981592, EL Paso, TX 79998-1592.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2023, Guardian Life had total admitted assets (Statutory basis) in excess of $80.2 billion. Guardian Life does not issue the contracts offered by this prospectus and does not guarantee the benefits they provide.

EXPENSE TABLES	PROSPECTUS	11

BUYING A CONTRACT

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and taxes, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower), and the benefits may be different. You should not exchange another contract for a contract offered by this prospectus unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P. O. Box 981592

El Paso, TX 79998-1592

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

5951 Luckett Ct, Bldg A

El Paso, TX 79932

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the Owner or the Annuitant is over 85 years of age, without our prior approval. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your Net Premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent that the selling broker or authorized registered representative (i) fails to forward the applications, premium payments and transaction requests to our Mailing Address on a timely basis, or (ii) experiences delays in determining whether the contract is suitable for you. Any such delays will affect when your contract can be issued and your purchase payment applied.

PAYMENTS

We require a minimum initial premium payment of $2,000 for qualified contracts and $5,000 for non-qualified contracts. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we may accept purchase payments below $100. We will not accept premium payments greater than $3,000,000 in the first contract year without prior permission from an authorized officer of GIAC. Maximum additional premium payments allowed, without prior

12	PROSPECTUS	BUYING A CONTRACT

permission of GIAC, are $1,000,000 per year after the first contract year up to the Contract Anniversary. Minimum and maximum premium payments may be different if you select certain optional riders with your contract. Please refer to those rider sections in this prospectus for further information. In Oregon, the Department of Insurance requires GIAC not accept premium payments into the contract on or after the third Contract Anniversary.

BUYING A CONTRACT	PROSPECTUS	13

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will credit subsequent Net Premium payments to your contract on the same day we receive them, provided we receive them in Good Order at our Mailing Address before the close of a regular trading session of the New York Stock Exchange, generally 4:00 p.m. Eastern Time. (i.e., on a Valuation Date).

If the New York Stock Exchange closes before its regular closing time, we will credit a premium payment received after that close on the next Valuation Date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the Net Premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the transaction. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options you had chosen.

We use your Net Premium payments to purchase Accumulation Units in the Variable Investment Options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of Accumulation Units are set daily because they change along with the share values of the underlying Funds and also includes the daily portion of Separate Account Level Expenses applicable to your contract and any riders chosen. See the Separate Account Level Annual Expenses table under the Expense Tables section. The amount you pay for each unit will be the price calculated on the Valuation Date that we receive and accept your payment.

The value of Accumulation Units will vary as you earn interest in the fixed- rate option or as the value of investments rises and falls in the Variable Investment Options, as of the close of the New York Stock Exchange.

You can change your investment option selections or your allocation percentages by notifying us in writing. We will apply your new instructions to subsequent Net Premium payments after we receive and accept them at our Mailing Address. Please remember that you cannot invest in more than 25 Variable Investment Options, or 24 Variable Investment Options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day (or another day of the month that we choose after we notify you). You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution. We may modify or terminate the automated payment program at any time, at our sole discretion.

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THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the Variable Investment Options. The Separate Account has several investment divisions, 39 of which correspond to the 39 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. We own all of the assets of the Separate Account.

State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of GIAC and other separate accounts.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract guarantees, such as Annuity Payments, death benefits and payments made under the guaranteed lifetime withdrawal benefit rider, are guaranteed solely by the financial strength and claims-paying ability of GIAC. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations, and when required by law, we will obtain your approval and/or the approval of any appropriate state or federal regulatory authority. We will use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	creating new separate accounts,

•	combining two or more separate accounts or investment divisions,

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•	transferring assets among investment divisions, or into another separate account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that Owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding, closing or removing investment divisions of the Separate Account for allocations of Net Premiums or transfers of Accumulation Value, or both, with respect to some or all contracts;

In addition, a Fund in which an investment division invests may terminate its agreement with us and discontinue offering its shares to that investment division.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the 39 Variable Investment Options or 19 of the Variable Investment Options and the fixed-rate option, if available, at any time. However, if you elect the Guaranteed Lifetime Withdrawal Benefit Rider, you must invest all of your premium payments and the contract Accumulation Value in one of the specified asset allocation models. See Other contract features: Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

Each underlying Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. The Funds have different investment objectives which influence their risk and return. Information regarding each Variable Investment Option, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any sub-adviser, current expenses and performance is available in Appendix A: Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or under variable contracts that are issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our Contract Owners.

See the accompanying Fund prospectuses for more information about possible conflicts of interest.

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Currently all investment advisors (or their affiliates) pay us compensation every year for administration or other expenses. This compensation ranges from 0.05% to 0.40% of the average daily net assets that are invested in the Variable Investment Options available through the Separate Account. We also receive 12b-1 fees from all Funds, except portfolios from the Victory Variable Insurance Funds. Currently, the amount of 12b-1 fees are 0.25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these administration and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and that we incur, in our role as an intermediary, in promoting, marketing and administering the Funds. We may profit from these payments.

For information about the compensation we pay for sales of the contracts, see Your rights and responsibilities: Distribution of the contract.

SELECTION OF FUNDS

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or subadvisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain Funds, such as the Guardian Variable Products Trust and the Victory High Yield VIP Series, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or incoming transfers of Accumulation Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing your investment options and the amounts allocated to each, or the asset allocation model (if you purchase a guaranteed lifetime withdrawal benefit rider – see Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider), that are appropriate for your individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including a Fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as a Fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the Funds. After you select investment options for your initial premium payment, you should

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WHEN YOU BUY A CONTRACT, PLEASE NOTE:

•	You can choose up to 20 Variable Investment Options or 19 Variable Investment Options and the fixed-rate option at any onetime.

•	There are no initial sales charges on your premium payments.

•	All of the dividends and capital gains distributions that are payable to Variable Investment Options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your Accumulation Value to a payment option in order to make Annuity Payments to you.

•	You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing at our Mailing Address, electronically or by telephone at our Customer Service Office Contact Center. Currently, no fee is charged for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transfer privileges. Please see the Transfers section for more information on fees and restrictions on transfers.

•	You can change Beneficiaries as long as the Owner is living.

monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the Funds you have chosen.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS

We do not guarantee that each Fund will always be available for investment through a contract. We reserve the right, subject to compliance with applicable law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any investment division of the Separate Account for shares of a different Fund. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other Funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which this contract belongs.

FIXED-RATE OPTION

You can elect to invest up to a maximum of 25% of your Net Premium payments in the fixed-rate option that may be available as an investment option under your contract. The fixed-rate option is not registered as a security under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or

18	PROSPECTUS	ACCUMULATION PERIOD

restrictions of these Acts. However, the following disclosure about the fixed-rate option is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

In the fixed-rate option, we guarantee that the Net Premium payments you invest will earn daily interest at a minimum annual rate of no less than 1% and no greater than 3%. On each Contract Anniversary, GIAC resets the minimum annual rate and the new rate remains in effect until the next Contract Anniversary. See Transfers. To obtain the current interest rate please contact our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). The value of your Net Premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. Allocations to the fixed-rate option become part of GIAC’s general account assets. As a result, the strength of our interest rate guarantee is based on the overall financial strength of GIAC. If GIAC suffered a material financial setback, the ability of GIAC to meet its financial obligations could be affected.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we are not obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We do not use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay has not been limited by our Board of Directors.

There are significant limits on your right to transfer Accumulation Value from the fixed-rate option. Due to these limitations, if you want to transfer all of your Accumulation Value from the fixed-rate option to one or more Variable Investment Options, it may take several years to do so. You should carefully consider whether the fixed-rate option meets your investment needs. See “The Accumulation Period: Transfers”.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premium payments or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next Contract Anniversary Date.

•	At that time, all Net Premiums allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next Contract Anniversary Date.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Park Avenue Securities LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request that we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and electronic services.

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The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

TRANSFERS

Subject to certain restrictions, you can transfer money among Variable Investment Options or change your future allocation percentages both before and after the date Annuity Payments begin. You can also transfer from the fixed-rate option, but only before the date Annuity Payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the Accumulation Period and up to 30 days before the date Annuity Payments are scheduled to begin, you can transfer all or part of your Accumulation Value among the Variable Investment Options and the fixed- rate option. These transfers are subject to the following rules:

•	We reserve the right to limit the frequency of transfers to not more than once every 30 days.

•	We reserve the right to impose a maximum fee of $25 per transfer, if you make more than twelve transfers within a contract year. You will be notified if the fee will be charged and will be able to terminate or opt out of the transfer.

•	We permit transfers from the fixed-rate option to any Variable Investment Option only once each contract year, during the 30 days beginning on the Contract Anniversary Date. There is an exception for the dollar cost averaging feature. Amounts that have been in the fixed-rate option longest will be transferred out first.

•	No transfer into the fixed-rate option can be effected if, immediately subsequent to such transfer, the allocation to the fixed rate option would be greater than 25% of the contract’s Accumulation Value on the immediately prior Valuation Date.

•	The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	50% of the amount in the fixed-rate option as of the last Contract Anniversary, or
–	the amount equal to the largest transfer made during the previous contract year out of the fixed-rate option for your contract.

Due to these limitations, if you want to transfer all of your Accumulation Value from the fixed-rate option to one or more Variable Investment Options, it may take several years to do so.

•	Each transfer involving the Variable Investment Options will be based on the Accumulation Unit value that is next calculated after we have received transfer instructions from you, in Good Order, at our Mailing Address or Customer Service Office Contact Center.

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•	If you have selected the GLWB rider, your transfers are limited to moving 100% of the contract Accumulation Value from one allocation model to another allocation model. See Other contract features: Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

You must clearly specify in your transfer request the amount to be transferred and the names of the investment options that are affected. We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in Good Order at our Mailing Address or Customer Service Office Contact Center. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m., you will receive the next day’s unit values.

After the date Annuity Payments begin, if you have a variable annuity payout option you can transfer all or part of the value of your annuity among the Variable Investment Options only once each month. We must receive transfer instructions in Good Order at least 15 days before the due date of the first variable annuity payment to which the transfer will apply. No fixed- rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying Fund shares if the trading takes advantage of any lag between a change in the value of an underlying Fund’s portfolio securities and the reflection of that change in the underlying Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying Fund at a price that does not reflect the current market value of the portfolio securities of the underlying Fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying Fund, and may disrupt an underlying Fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the Fund.

GIAC endeavors to protect long-term Contract Owners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any Contract Owner to engage in frequent transfer activity. This contract is not designed for use by individuals or other entities that engage in “market timing” or other types of frequent trading, unusually large transfers, short- term trading, or programmed transfers. If you wish to engage in such strategies, do not purchase this contract.

Deterrence. If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit, modify, restrict, suspend or eliminate your right to make transfers or allocation changes. We monitor for frequent transfer activity among the Variable Investment Options based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

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You should be aware that we have entered into a written agreement with each Fund or its principal underwriter that obligates us to provide the Fund, promptly upon request, certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific Contract Owners who have been identified by the Fund as having engaged in transactions that violate the disruptive trading policies established for that Fund.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other Contract Owners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same Owner or owned by spouses or by different partnerships or corporations that are under common control). We also may restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to transfer restrictions because of the actions of your investment advisor in providing those services. The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Contract Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing.

Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying Fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

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We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

Underlying Fund Frequent Trading Policies. The underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying Funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying Fund may impose a redemption fee. Contract Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Contract Owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying Funds that would be affected by the transfers. For example, underlying Funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular Fund. Because of the number of underlying Funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

Omnibus Orders. You should note that other insurance companies and retirement plans also invest in the underlying Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts Funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying Funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the Fund. In addition, if an underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from

ACCUMULATION PERIOD	PROSPECTUS	23

Contract Owners engaged in frequent transfer activity, the underlying Fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying Fund.

SURRENDERS AND WITHDRAWALS

During the Accumulation Period and while all Contract Owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or withdrawals after the date Annuity Payments begin. See The annuity period: Variable annuity payout options.

Your requests for surrenders and withdrawals must be received in Good Order at our Mailing Address. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a withdrawal, we will redeem enough Accumulation Units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you at our Mailing Address. We will deduct any applicable contract charges, contingent deferred sales charges (surrender charges) and annuity taxes from the proceeds of a surrender. In the case of a withdrawal, we will cash additional units to cover these charges unless you instruct us to do otherwise. See Financial information: Contract costs and expenses: Contingent deferred sales charge (surrender charge). To effect your request, we will cash Accumulation Units in the following order:

•	all Accumulation Units attributable to the Variable Investment Options; this will be done on a pro-rata basis unless you instruct us differently, then

•	all Accumulation Units attributable to the fixed-rate option.

For contracts without a GLWB rider, a withdrawal will only be permitted if immediately after the withdrawal the contract surrender value is greater than zero. If the Accumulation Value is less than $2000 after the withdrawal, then GIAC reserves the right to terminate the contract, subject to any applicable contingent deferred sales charge (surrender charge) for a surrender.

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. Withdrawals reduce your Accumulation Value and your death benefit, and may reduce the value of any guarantees provided by optional benefit riders. Your ability to withdraw or surrender may be limited by the terms of a qualified plan.

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Free Withdrawal Amount. Each contract year, you are allowed to make an annual withdrawal from the contract, without paying a contingent deferred sales charge (surrender charge) at the time of the withdrawal, of an amount equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year. The Free Withdrawal Amount is not cumulative – any Free Withdrawal Amount not taken during a given contract year cannot be taken as free amounts in a subsequent contract year. The Free Withdrawal Amount is not applicable in the case of a surrender of the contract.

Calculating the Contingent Deferred Sales Charge (surrender charge) for a Withdrawal. For the purpose of calculating the contingent deferred sales charge (surrender charge) and to minimize the applicable contingent deferred sales charge (surrender charge), we assume that any amount withdrawn during a contract year will be withdrawn in the following order:

•	from earnings, which, on any Valuation Date equals the Accumulation Value on that date, less the total Net Premiums that have not been previously withdrawn. Note, however: Any amounts withdrawn as part of the Free Withdrawal Amount will not reduce the total Net Premiums in the calculation of earnings;

•	from Net Premiums that are no longer subject to a contingent deferred sales charge (surrender charge);

•	from the Free Withdrawal Amount; and

•	from Chargeable Premiums on a first-in-first-out basis (i.e., the oldest Chargeable Premium will be withdrawn first).

Calculating the Contingent Deferred Sales Charge (surrender charge) for a Surrender. If you surrender the contract, the contingent deferred sales charge (surrender charge) is equal to the contingent deferred sales charge (surrender charge) percentage applicable to each Chargeable Premium multiplied by that Chargeable Premium.

Please note:

•	If you surrender the contract and Chargeable Premiums exceed Accumulation Value, then we will calculate the contingent deferred sales charge (surrender charge) based on the full amount of Chargeable Premiums.

•	If the contract has been continued under spousal continuation or is a contract that has been issued pursuant to an internal 1035 exchange of certain contracts, then all Net Premiums made before spousal continuation or the internal 1035 exchange will be treated as not subject to a contingent deferred sales charge (surrender charge) and will be withdrawn first, followed by any premium payments made after spousal continuation.

ACCUMULATION PERIOD	PROSPECTUS	25

Assigning contract interests

If the contract is a qualified contract, the Contract Owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the Contract Owner. See Financial information: Federal tax matters for more information.

Systematic Withdrawals. You may request a schedule of systematic withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective the date selected. If the effective date falls on a non-business day, the withdrawal will process the following business day. Withdrawals under this program are not the same as Annuity Payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, contingent deferred sales charges (surrender charges) and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial information: Federal tax matters.

If we receive your surrender or withdrawal request in Good Order at our Mailing Address before the end of a Valuation Date, then we will process your request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive your surrender or withdrawal request in Good Order at our Mailing Address at or after the end of a Valuation Date or on a day that is not a Valuation Date, then we will process your request based on Accumulation Unit values determined at the end of the next Valuation Date. We will send you your payment within seven days of receiving a request from you in Good Order at our Mailing Address. Please see Managing your annuity: Payments

If you have a question about surrenders or withdrawals, please call us toll free at our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Inactive Contracts

We may cancel the contract and pay the Owner the Accumulation Value in one sum, if, before the Annuity Commencement Date:

•	no premium payments are made for 2 consecutive years;

•	the Accumulation Value on or after the end of such 2 year period is less than $2,000;
•	the total amount of premium payments made, less any withdrawals, is less than $2,000; and

•	we notified you in writing that this contract is inactive and subject to termination and, 6 months after the date of such notice, you have not made any premium payments to bring either your total premium payments less withdrawals or your Accumulation Value to $2,000.

The proceeds paid to an Owner may be subject to any applicable contract charges, contingent deferred sales charges (surrender charges) and annuity taxes. Please see Financial information: Federal tax matters.

26	PROSPECTUS	ACCUMULATION PERIOD

Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state. States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated Beneficiary(ies) current.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. When permitted by law, we reserve the right to defer the payment of amounts withdrawn from the fixed-rate option for a period of no longer than six months from the date we receive the request for such withdrawal in Good Order at our Mailing Address. We may postpone the date of any calculation or payment from the Variable Investment Options if:

•	the New York Stock Exchange is closed other than for customary week- end and holiday closings or restricts trading,

•	the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a Variable Investment Option’s assets is not reasonably practicable, or

•	the SEC, by order, permits to postpone us in order to protect Contract Owners remaining in the Variable Investment Options.

Forms and Reports

In order to complete certain transactions under this annuity you may need to complete additional forms, including for example, the DIA transfer request form which provides you with instructions and important disclosures regarding liquidity and product choice.

We will send you confirmations regarding financial transactions, including premium payments and DIA transfers, and contract changes that you make. These confirmations will provide you with financial information for the current transaction and important disclosures.

We will also send you quarterly, annual and anniversary statements that will provide you with much of the information described above, as well as current contract values for contract benefits, including any elected optional death benefits and the DIA rider.

At least twice each year, we send a shareholder report to each Contract Owner that contains financial information about the underlying Funds you are allocated, in accordance with applicable laws, rules and regulations. If several members of the same household each own a contract, we may send only one such report to that address, unless you instruct us otherwise. Similarly, if several members of the same household each own a contract, we will send only one contract prospectus each year. In addition, at least once each year, we send a statement to each Contract Owner that reports the number of Accumulation Units and their value under the contract.

The shareholder reports for Funds available under your contract will also be made available on a website at https://Guardianlife.onlineprospectus.net/Guardianlife/profreedomc/?ctype=product_prospectus. You may request additional copies by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or writing to our Mailing Address.

ACCUMULATION PERIOD	PROSPECTUS	27

THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the Annuity Commencement Date when your contract is converted to a stream of Annuity Payments. The date you choose cannot be earlier than the first Contract Anniversary (without GIAC’s prior consent) or later than the Contract Anniversary immediately following the Annuitant’s 100th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued. If your Annuity Commencement Date is on the 29th, 30th or 31st of the month, your Annuity Payments will be processed on the first business day of the following month. Once Annuity Payments begin, you may not change: the Annuitant; the payout option; any guaranteed period under the chosen payout option; or the survivor percentage in either the fixed or variable joint and survivor annuity payment options. See Options V-3 and F-3 below.

HOW YOUR ANNUITY PAYMENTS A RECALCULATED

You can choose an annuity payout option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your Accumulation Value to an annuity payout option:

•	the table in your contract reflecting the gender and age of the Annuitant at the birthday nearest the date Annuity Payments are to begin,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the Variable Investment Options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of Annuity Units attributable to your selected investment options. You will be credited with these Annuity Units based on the amount applied to the payout option (your Accumulation Value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of Annuity Units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable Annuity Payments is determined by multiplying the number of Annuity Units for each investment option by the Annuity Unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your Annuity Payments will not be affected by the longevity of Annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

28	PROSPECTUS	ANNUITY PERIOD

We will make Annuity Payments once a month, or on another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

PAYEE

Unless you request otherwise, the payee of any Annuity Payments will be the first among the following who is living at the time the payment is to be made:

•	any surviving Owner or joint Owner; if none, then

•	any surviving primary Beneficiary; and, if none, then

•	any surviving Contingent Beneficiary.

If no payees are living and a guaranteed annuity payout period has not ended, then the present value of any remaining Annuity Payments will be paid to the estate of the last remaining payee.

ANNUITY PAYOUT OPTIONS

You can choose to have Annuity Payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available under the contract; we will make Annuity Payments to you if the Annuitant is living and the contract is in force on the Annuity Commencement Date. You can make your choice of annuity payout option at any time before your Annuity Payments begin. At any time, we may discontinue any of these options or make additional options available.

Before the Annuity Commencement Date, the Owner(s) may elect to restrict certain rights any Beneficiary may have under the contract in the event that the Contract Owner and/or Annuitant dies while there are guaranteed Annuity Payments still outstanding. If you choose this election, the Beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining Annuity Payments;

•	name or change any contingent or concurrent Beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the Contract Owner and/or Annuitant.

We must receive written notice that you elect to apply the above restrictions. Such notice must be received at our Mailing Address, in Good Order and in a form satisfactory to us, before the Annuity Commencement Date. Once elected, only the Contract Owner on record as of the Annuity Commencement Date can revoke this election, and once it is revoked, it

ANNUITY PERIOD	PROSPECTUS	29

cannot be reinstated. Any existing elections will be canceled in the event of a change of ownership or the addition of a new Owner of a contract.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable Annuity Payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the Variable Investment Options chosen. This is why the amount of each payment can vary.

We make a variety of payout options available for you to choose from. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period for payments based on amounts in the Variable Investment Options. (Payments based on amounts in any fixed-rate option that may be attached to your contract will be made monthly under Fixed-Rate Annuity Payout Option F-2, with a guaranteed period of 10 years. See Fixed-rate annuity payout options, below.) You may change to another option if you wish, by submitting a new annuity election form at our Mailing Address before we begin processing your first annuity payment. You may not change your annuity option after we begin processing your first annuity payment.

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable Annuity Payments of 0%, 3.5% or 5%, if allowed by applicable law or regulation, before we start making payments to you. Once an assumed investment return is chosen, and payments begin, it cannot be changed. If no choice is made, an effective annual interest rate of 3.5% will be used as the assumed investment return. (In New York, the 5% assumed investment return is not available.)

The assumed investment return is a critical assumption for calculating variable Annuity Payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in Annuity Payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future Annuity Payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the Variable Investment Options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable Annuity Payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable Annuity Payments will increase.

30	PROSPECTUS	ANNUITY PERIOD

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable Annuity Payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the Annuitant’s lifetime, ending with the payment preceding the Annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for Beneficiaries.

Payments stop when the Annuitant dies. Therefore, if the Annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the Annuitant’s lifetime, but if the Annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the Beneficiary. Payments are guaranteed for any number of full years between 1 and 30 full years. The length of any guaranteed period must be elected before the Annuity Commencement Date, and cannot exceed the life expectancy of the Annuitant. Upon the Annuitant’s death, we will pay the balance of the Annuity Payments for the remainder of the guaranteed period, or the Owner or joint Owner (if living) or the Beneficiary (if any Owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of variable Annuity Payments will be paid in one lump sum to the payee’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the Annuitant or joint Annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the number of Annuity Units in the variable payout option while both Annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the Annuity Commencement Date, and cannot exceed the life expectancy of either Annuitant.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments that are guaranteed for a whole number of years. The number of years will equal 100 minus the Annuitant’s age on the birthday nearest the Annuity Commencement Date when Annuity Payments begin. If

ANNUITY PERIOD	PROSPECTUS	31

the Annuitant dies before age 100, we will pay the balance of the payments to the payee for the remainder of that period. Unless the Owner indicates otherwise in a signed written notice received at our Mailing Address in Good Order, the payee can: (i) elect to be paid the present value of the remaining Annuity Payments in a lump sum; or apply the present value of any remaining unpaid Annuity Payments to the Life Annuity without Guaranteed Period annuity payout option and receive variable Annuity Payments under that annuity payout option.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments (unless the Owner indicates otherwise in a signed written notice received in Good Order at our Mailing Address). If a withdrawal is requested, then we will liquidate Annuity Units in the amount necessary to meet the amount of the request. As a result, there will be fewer remaining Annuity Units, which (in turn) will lower the amount of money you receive in future income payments, and the value of your remaining future payments will decrease. The following conditions apply to withdrawals.

•	The payee may not withdraw less than $500.

•	One withdrawal is permitted each quarter without charge (other than any applicable contingent deferred sales charge (surrender charge)) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After making a withdrawal, the present value of the remaining payments must be at least $2,000, and each remaining monthly payment must be at least $20.

•	A full withdrawal would terminate the Basic Contract.

If a withdrawal request does not meet the third condition above, we will promptly attempt to contact the Owner for additional instructions. If we do not receive (in Good Order at our Mailing Address) revised instructions that comply with the third condition within five business days of the original request, then we will pay you the present value of the remaining payments and cancel your contract. This withdrawal is subject to any applicable contract charges and contingent deferred sales charges (surrender charges), and may have tax consequences.

A withdrawal of all or a portion of the present value of the remaining payments may have tax consequences and may be subject to a contingent deferred sales charge (surrender charge) and annuity taxes, if the amount withdrawn includes Chargeable Premiums. To determine whether Chargeable Premiums are included in a withdrawal, we first determine whether the Accumulation Value (less any applicable annuity taxes) that was applied to the Payments for a Period Certain payout option on the Annuity Commencement Date included any Chargeable Premiums. If so, the withdrawal of those Chargeable Premiums after Annuity Payments have begun may be reduced by a contingent deferred sales charge (surrender

32	PROSPECTUS	ANNUITY PERIOD

charge). The contingent deferred sales charge (surrender charge) for each Chargeable Premium withdrawn will be:

(a) ×	(	b	)	× (d)
c

where:

(a)	is the contingent deferred sales charge (surrender charge) that would have applied to that Chargeable Premium if the Chargeable Premium was withdrawn immediately before the Annuity Commencement Date less the amount of any portion of such charge which was reclaimed as a result of applying this formula to a prior withdrawal;

(b)	is the number of whole months from the date of the withdrawal until the date that the contingent deferred sales charge (surrender charge) would have expired for that Chargeable Premium;

(c)	is the number of whole months from the Annuity Commencement Date until the date that the contingent deferred sales charge (surrender charge) would have expired for that Chargeable Premium; and

(d)	is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note:

•	The cumulative dollar amount of contingent deferred sales charges (surrender charges) assessed against withdrawals following the Annuity Commencement Date will never exceed the contingent deferred sales charge (surrender charge) that would have been assessed had the contract been surrendered immediately before the Annuity Commencement Date.

•	The Free Withdrawal Amount under the Basic Contract is not available for amounts withdrawn following the Annuity Commencement Date.

•	Option V-4 may have special tax consequences, including–

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1⁄2.

The Internal Revenue Service (IRS) has concluded that a withdrawal on or after the Annuity Commencement Date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the Annuity Commencement Date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling.

ANNUITY PERIOD	PROSPECTUS	33

Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Option V-4. Other rules may apply to withdrawals from qualified contracts that elect Option V-4.

Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed-Rate Annuity Payout Options are designated by the letter “F.” For fixed-rate annuity payment options, each $1,000 of Accumulation Value is multiplied by the greater of: (i) the current fixed annuity rate in effect on the Annuity Commencement Date applicable to the payout option elected; or (i) the guaranteed fixed annuity rate for the payout option elected.

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the Annuitant’s lifetime, ending with the payment preceding the Annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for Beneficiaries. Payments stop when the Annuitant dies. Therefore, if the Annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the Annuitant’s lifetime, but if the Annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the Beneficiary. Payments are guaranteed for any number of full years between 1 and 30 full years. The length of any guaranteed period must be elected before the Annuity Commencement Date, and cannot exceed the life expectancy of the Annuitant. Upon the Annuitant’s death, we will pay the balance of the Annuity Payments for the remainder of the guaranteed period, or the Owner or joint Owner (if living) or the Beneficiary (if any Owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of variable Annuity Payments will be paid in one lump sum to the payee’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the Annuitant or joint Annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the payment in effect while both Annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the Annuity Commencement Date, and cannot exceed the life expectancy of either Annuitant.

34	PROSPECTUS	ANNUITY PERIOD

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments that are guaranteed for a whole number of years. The number of years will equal 100 minus the Annuitant’s age on the birthday nearest the Annuity Commencement Date when Annuity Payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 1.5%.

If the Annuitant dies before age 100, we will pay the balance of the payments to the payee for the remainder of that period. Unless the Owner indicates otherwise in a signed written notice received at our Mailing Address and in Good Order, the payee can: (i) elect to be paid the present value of the remaining Annuity Payments in a lump sum; or (ii) apply the present value of any remaining unpaid Annuity Payments to the Life Annuity without Guaranteed Period annuity payout option and receive fixed Annuity Payments under that annuity payout option.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1⁄2.

Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.

OPTION F-5 – Payments for a Period Certain

We make fixed monthly payments for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us, which we guarantee will not be less than 1.5%. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year.

If the Annuitant dies during the payment period, we will pay the balance of the payments to the payee for the remainder of that period. Unless the Owner indicates otherwise in a signed written notice received in Good Order at our Mailing Address, the payee may elect to be paid the present value of the remaining Annuity Payments in a lump sum. The interest rate used to compute the present value of any remaining payments will be the same rate that was used to determine the first monthly annuity payment. If the payee dies while receiving such payments, we will pay the present value of the remaining payments to the payee’s estate.

ANNUITY PERIOD	PROSPECTUS	35

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1⁄2.

Contact your tax adviser for more information about the tax consequences of electing this annuity payout option.

Withdrawals under Options F-4 and F-5

Unless the Owner indicates otherwise in a signed written notice received in Good Order at our Mailing Address, under Options F-4 and F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in any future payments. A surrender would terminate the Basic Contract. The following conditions apply to withdrawals.

•	The payee may not withdraw less than $500.

•	One withdrawal is permitted each quarter without charge (other than any applicable contingent deferred sales charge (surrender charge)) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After making a withdrawal, the present value of the remaining payments must be at least $2,000, and the each remaining monthly payment must be at least $20.

If a withdrawal request does not meet the third condition above, we will promptly attempt to contact the Owner for additional instructions. If we do not receive (in Good Order at our Mailing Address) revised instructions that comply with the third condition within five business days of the original request, then we will pay you (or the Beneficiary in the event that you are no longer living) the present value of the remaining payments and cancel your contract. This withdrawal is subject to any applicable contract charges and contingent deferred sales charges (surrender charges), and may have tax consequences.

A withdrawal of all or a portion of the present value of the remaining payments under Option F-4 or F-5 may have tax consequences and may be subject to a contingent deferred sales charge (surrender charge) and annuity taxes, if the amount withdrawn includes Chargeable Premiums. To determine whether Chargeable Premiums are included in a withdrawal, we first determine whether the Accumulation Value (less any applicable annuity taxes) that was applied to the Payments for a Period Certain payout option on the Annuity Commencement Date included any Chargeable Premiums. If so, the withdrawal of those Chargeable Premiums after Annuity Payments have begun may be reduced by a contingent deferred sales charge

36	PROSPECTUS	ANNUITY PERIOD

(surrender charge). The contingent deferred sales charge (surrender charge) for each Chargeable Premium withdrawn will be:

(a) ×	(	b	)	× (d)
c

where:

(a)	is the contingent deferred sales charge (surrender charge) that would have applied to that Chargeable Premium if the Chargeable Premium was withdrawn immediately before the Annuity Commencement Date less the amount of any portion of such charge which was reclaimed as a result of applying this formula to a prior withdrawal;

(b)	is the number of whole months from the date of the withdrawal until the date that the contingent deferred sales charge (surrender charge) would have expired for that Chargeable Premium;

(c)	is the number of whole months from the Annuity Commencement Date until the date that the contingent deferred sales charge (surrender charge) would have expired for that Chargeable Premium; and

(d)	is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

Please note:

•	The cumulative dollar amount of contingent deferred sales charges (surrender charges) assessed against withdrawals following the Annuity Commencement Date will never exceed the contingent deferred sales charge (surrender charge) that would have been assessed had the contract been surrendered immediately before the Annuity Commencement Date.

•	The Free Withdrawal Amount under the Basic Contract is not available for amounts withdrawn following the Annuity Commencement Date.

The IRS has concluded that a withdrawal on or after the Annuity Commencement Date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the Annuity Commencement Date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Option F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Option F-4 or F-5.

ANNUITY PERIOD	PROSPECTUS	37

The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3% or 1.5%, depending on what rate is required in your state.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the Annuitant dies during the ten year payment period, the remaining payments will be made to the Beneficiary or the Beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the Beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1⁄2.

Contact your tax adviser for more information.

38	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

Benefits Under the Contract

The following table summarized information about the benefits available under the contract:

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Dollar Cost Averaging from the Fidelity VIP Government Money Market Portfolio	Allows you to systematically transfer a set amount each month from Fidelity VIP Government Money Market Portfolio to other available Variable Investment Options	Standard	No Charge	• Must have an Accumulation Value of at least $10,000 • Transfers must be at least $100 • Available for initial Net Premium and any subsequent Net Premiums received at any time.
Fixed Dollar Cost Averaging	Allows you to systematically transfer amounts from the Fixed Dollar Cost Averaging Account (Fixed DCA Account) to any available Variable Investment Options you select, over a three months period	Standard	No Charge	• Must be elected on your application and your initial Net Premium and any subsequent Net Premiums received prior to the third monthly Contract Anniversary must be allocated to the Fixed DCA Account
Portfolio Rebalancing	Allows us to automatically rebalance your Accumulation Value to return to your original percentage allocations	Standard	No Charge	• Must have Accumulation Value of at least $10,000 • Cannot elect with the GLWB rider.
Systematic Withdrawals	Allows you to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis	Standard	No Charge	• Reduces your contract value by the amount of any withdrawals, (contract charges, surrender charges, and annuity taxes may be applicable)
Death Benefit	Pays a death benefit equal to the greater of (1) Accumulation Value, less annuity taxes; or (2) total amount of premiums paid, less any adjustments for withdrawals, surrender charges, and annuity taxes	Standard	No Charge	• Withdrawals will proportionately reduce the benefit, and such reductions could be significant
Highest Anniversary Value Death Benefit Rider	Pays an enhanced death benefit equal to the greater of (1) the death benefit under the contract; or (2) the highest anniversary value enhanced death benefit, less any annuity taxes	Optional	0.40% of net assets of Variable Investment Options

•   Can only be elected at contract issue

•   Owners must be 76 or younger

•   Cannot select this rider in combination with the guaranteed lifetime withdrawal benefit rider

•   Withdrawals will proportionately reduce the benefit, and such reductions could be significant

OTHER CONTRACT FEATURES	PROSPECTUS	39

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Earnings Benefit Rider	Pays an enhanced death benefit increased by an earnings benefit amount equal to a percentage of the excess, if any, of the Accumulation Value over the adjusted premiums	Optional	0.25% of net assets of Variable Investment Options

•   Can only be elected at contract issue

•   Owners must be 76 or younger

•   May not allocate any premium payments or transfer any Accumulation Value to the fixed-rate option

•   Cannot select this rider in combination with the guaranteed lifetime withdrawal benefit rider

•   Not available in New York or Washington

•   Withdrawals will proportionately reduce the benefit, and such reductions could be significant

Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider – Guardian Target 250 (Single and Spousal)	Provides a guaranteed withdrawal amount regardless of the investment performance of the contract	Optional	Single: 1.30% of the adjustment GWB Spousal: 1.55% of the adjustment GWB

•   Can only be elected at contract issue

•   Primary covered person and if applicable, the secondary covered person both must be younger than 81 years old and both the covered persons must be at least 45 years old

•   Must allocate Premium Payments and Accumulation Value in accordance with investment allocation requirements

•   No death benefit unless you have elected one

Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider – Guardian Target 200 (Single and Spousal)	Provides a guaranteed withdrawal amount regardless of the investment performance of the contract	Optional	Single: 1.15% of the adjustment GWB Spousal: 1.40% of the adjustment GWB

•   Can only be elected at contract issue

•   Primary covered person and if applicable, the secondary covered person both must be younger than 81 years old and both the covered persons must be at least 45 years old

•   Must allocate Premium Payments and Accumulation Value in accordance with investment allocation requirements

•   No death benefit unless you have elected one

Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider – Guardian Target Future (Single and Spousal)	Provides a guaranteed withdrawal amount regardless of the investment performance of the contract	Optional	Single: 1.05% of the adjustment GWB Spousal: 1.30% of the adjustment GWB

•   Can only be elected at contract issue

•   Primary covered person and if applicable, the secondary covered person both must be younger than 81 years old and both the covered persons must be at least 45 years old

•   Must allocate Premium Payments and Accumulation Value in accordance with investment allocation requirements

•   No death benefit unless you have elected one

40	PROSPECTUS	OTHER CONTRACT FEATURES

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider – Guardian Target Now (Single and Spousal)	Provides a guaranteed withdrawal amount regardless of the investment performance of the contract	Optional	Single: 0.95% of the adjustment GWB Spousal: 1.05% of the adjustment GWB

•   Can only be elected at contract issue

•   Primary covered person and if applicable, the secondary covered person both must be younger than 81 years old and both the covered persons must be at least 45 years old

•   Must allocate Premium Payments and Accumulation Value in accordance with investment allocation requirements

•   No death benefit unless you have elected one

GLWB Step-Up Death Benefit	Pays a death benefit equal to the greater of your highest Accumulation Value on any step-up date or total premium payments received adjusted for certain withdrawals	Optional	0.50% of the adjustment GWB

•   Can only be elected at contract issue when you also elect a GLWB rider

•   Not available for Guardian Target 250 GLWB rider in New York

•   Must allocate Premium Payments and Accumulation Value in accordance with investment allocation requirements for GLWB Rider

GLWB Return of Premium Death Benefit	Pays a minimum death benefit equal to the premiums paid adjusted for certain withdrawals	Optional	0.60% of the adjustment GWB

•   Can only be elected at contract issue when you also elect a GLWB rider

•   Covered persons must be age 65 or younger

•   Withdrawals may reduce the benefit, and such reductions could be significant

•   Not available with Guardian Target Now GLWB rider or in New York

•   Must allocate Premium Payments and Accumulation Value in accordance with investment allocation requirements for GLWB Rider

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing. If you decide to purchase an optional Guaranteed Lifetime Withdrawal Benefit (GLWB) rider, you are not able to participate in the following dollar cost averaging programs. See Other contract features: Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider for more information about the optional GLWB dollar cost averaging program.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We will give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See The Accumulation Period: Transfers for limitations on such transfers.

OTHER CONTRACT FEATURES	PROSPECTUS	41

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses. Transfers under the dollar cost averaging programs do not count against any free transfers permitted under your contract. We offer two dollar cost averaging programs.

Dollar Cost Averaging from the Fidelity VIP Government Money Market Portfolio

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of the Fidelity VIP Government Money Market Portfolio investment division. The money can go into one or more of the other Variable Investment Options. The rules still apply that you can invest in a maximum of only 20 options at one time (including the required Fidelity VIP Government Money Market Portfolio) or 19 Variable Investment Options and the fixed-rate option.

You can begin dollar cost averaging from the Fidelity VIP Government Money Market Portfolio when you buy your contract or at any time afterwards, until Annuity Payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in Good Order at our Mailing Address at least three business days before the Monthly Contract Anniversary date on which you wish the transfers to begin.

You may select dollar cost averaging from the Fidelity VIP Government Money Market Portfolio investment division for periods of 12, 24 or 36 months. Your total Accumulation Value at the time generally must be at least $10,000. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option. Transfers may not continue beyond the Annuity Commencement Date.

Please note that dollar cost averaging from the fixed-rate option or into the fixed-rate option is not available at this time for contracts issued in conjunction with applications dated on or after December 7, 2009. GIAC may elect, in its sole discretion, to make this option available to these contracts in the future.

You can discontinue the dollar cost averaging program at any time. Assets remaining in the fixed-rate option are subject to the transfer restrictions noted above. See Accumulation period: Transfers.

Additionally, we offer enhanced dollar cost averaging programs (referred to as “Dollar Cost Averaging Plus”) if you elect to allocate your initial premium to a dollar cost averaging account for either the 6 or 12 transfer program at the time your contract is issued; premium payments received after your initial premium will not be included in the account for an enhanced dollar cost averaging program. The first transfer occurs on the issue date of the contract, and the remaining transfers occur on each Monthly Contract Anniversary (or on the next Valuation Date if the Monthly Contract

42	PROSPECTUS	OTHER CONTRACT FEATURES

Anniversary is not a Valuation Date) until the program’s conclusion. The last transfer consists only of the accumulated interest. Amounts allocated to the enhanced dollar cost averaging programs will be invested as follows:

•	For the 6 transfer program –
–	1/5th of the Net Premium allocated to the enhanced dollar cost averaging program will be invested immediately in the Contract Owner’s chosen allocation percentages.
–	Thereafter, 1/5th of the Net Premium allocated to the enhanced dollar cost averaging program will be invested on the first day of each of the next 4 contract months in the Contract Owner’s elected allocation percentages.
–	On the fifth Monthly Contract Anniversary, the interest accrued through that date will be invested.

•	For the 12 transfer program –
–	1/11th of the Net Premium allocated to the enhanced dollar cost averaging program will be invested immediately in the Contract Owner’s chosen allocation percentages.
–	Thereafter, 1/11th of the Net Premium allocated to the enhanced dollar cost averaging program will be invested in the Contract Owner’s elected allocation percentages on the calendar day of each of the next 10 months that corresponds to the contract issue date (or, if there is no corresponding date in a subsequent month, on the last day of that month).
–	On the eleventh Monthly Contract Anniversary, the interest accrued through that date will be invested.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings from the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your Variable Investment Options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages by at least 5%. We will process these transfers quarterly. To participate in this program you must have an Accumulation Value of at least $10,000.

DISTRIBUTIONS ON DEATH

Death of an Owner before the Annuity Commencement Date

We will pay a death benefit upon receipt, in Good Order at our Mailing Address, of due proof of the death of any Owner before the Annuity Commencement Date. If the Owner is a non-natural Owner, the death of the Annuitant will be treated as the death of an Owner for purposes of determining whether a death benefit is payable.

The death benefit is payable first to:

•	any surviving Owner, then

•	any surviving primary Beneficiary, if none, then,

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a Contract Owner’s account. If these laws apply in a particular situation, we would not be allowed to accept premium payments or to process any request for a surrender, withdrawal, or transfer, or pay death benefits or make Annuity Payments. The contract will remain frozen until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

OTHER CONTRACT FEATURES	PROSPECTUS	43

•	any surviving Contingent Beneficiary, if none then

•	estate of last surviving Owner.

Unless otherwise provided, to receive the death benefit, in order for a Beneficiary to be deemed not to have predeceased an Owner or other Beneficiary, that Beneficiary must be living on the earlier of:

•	the date we receive Due Proof of Death in Good Order at our Mailing Address of an Owner or in the case of a non-natural Owner, the Annuitant; or

•	the 15th day after the date of death.

Calculation of Death Benefit. If we receive Due Proof of Death in Good Order at our Mailing Address before the end of a Valuation Date, we will calculate the death benefit based on the Accumulation Value determined at the end of that Valuation Date. If we receive Due Proof of Death in Good Order at our Mailing Address at or after the end of a Valuation Date (or on a day other than a Valuation Date), then we will calculate the death benefit based on the Accumulation Value determined at the end of the next Valuation Date. We will pay the death benefit to the appropriate Beneficiary or Beneficiaries (or surviving Owner(s), if applicable) after we receive Due Proof of Death in Good Order. We then will have no further obligation under the contract.

Amount of Death Benefit. The amount of the death benefit will be the greatest of:

•	the Accumulation Value as of the end of the Valuation Date on which we receive Due Proof of Death in Good Order, less any annuity taxes;

•	the total amount of premiums paid, less any adjusted amount for each withdrawal and any contingent deferred sales charges (surrender charges) thereon, and any annuity taxes. (The adjusted amount for each withdrawal is the amount of the withdrawal determined by: (i) dividing the amount of each withdrawal, including any applicable contingent deferred sales charge (surrender charge) and any applicable annuity taxes, by the Accumulation Value immediately before that withdrawal; and (ii) multiplying that result by the death benefit immediately before the withdrawal.); or

If the adjusted is less than the dollar amount of that withdrawal, then the total amount of premiums paid will be reduced by the dollar amount of the withdrawal instead of the adjusted amount for that withdrawal.

•	the amount of any death benefit provided by a rider, if elected.

In the event of a change in the Owner or an Annuitant on whom a death benefit would be payable, the death benefit will be reset to the Accumulation Value as of the end of the Valuation Date on which the change in Owner or Annuitant becomes effective, less any applicable annuity taxes. Thereafter, the amount of the death benefit payable will be the greater of:

•	the Accumulation Value as of the end of the Valuation Date on which we receive Due Proof of Death in Good Order, less any annuity taxes, or

44	PROSPECTUS	OTHER CONTRACT FEATURES

•	the Accumulation Value as of the end of the Valuation Date on which the change in Owner or Annuitant became effective, less any annuity taxes

•	increased by the total amount of premiums paid following the Valuation Date on which the change in Owner or Annuitant became effective, less

•	an adjusted amount for each withdrawal made following the Valuation Date on which the change in Owner or Annuitant became effective, any contingent deferred sales charge (surrender charge) paid thereon, and annuity taxes, if any. The adjusted amount is determined as set forth above.

Distribution of Proceeds.

•	Qualified Contracts

As a result of the enactment of the Setting Every Community Up for Retirement Enhancement (SECURE) Act on December 20, 2019, your contract is subject to new required minimum distribution (RMD) rules for certain beneficiaries. If your beneficiary is not an eligible designated beneficiary at the time of your death, your beneficiary is required to distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death. An eligible designated beneficiary is an individual who at the time of your death is 1) your surviving spouse, 2) your minor child, 3) disabled, 4) chronically ill, or 5) any other individual who is not more than 10 years younger than you. Your minor child will no longer be considered an eligible designated beneficiary as of the date they reach majority. After your death and upon reaching the age of majority, such a beneficiary will have 10 years from that date to receive any remaining interest in the contract.

We generally will pay the death benefit in a lump sum, unless the Beneficiary is an eligible designated beneficiary that elects to have the death benefit distributed over his or her life. However, this election must be made and distributions must commence by December 31st of the year following the year of your death. If the election to receive payments over your lifetime is not made within this time period, then the lump sum option will be deemed to have been elected, and this contract must be fully distributed within 10 years of the date of death. We will consider that deemed election as our receipt of settlement instructions regarding payment of the death benefit proceeds. If the Beneficiary has not requested receipt of their portion of the death benefit within the ten-year period, we will pay the remaining proceeds to that Beneficiary at that time. A Beneficiary (or surviving Annuitant, if applicable) that is not an eligible designated beneficiary who is entitled to a death benefit may defer payment of this sum for up to 10 years from the date of death.

•	Non-Qualified Contracts

We generally will pay the death benefit in a lump sum, unless the Beneficiary elects to have the death benefit distributed over his or her life, in accordance with one of the annuity payout options, as described below. A Beneficiary (or surviving Owner, if applicable) who is entitled to a death benefit may defer payment of this sum for up to five years from the date of death.

OTHER CONTRACT FEATURES	PROSPECTUS	45

Instead of a lump sum payment, the Beneficiary or surviving Owner, as the case may be, may elect to have the death benefit distributed over his or her life, in accordance with one of the annuity payout options that contains a life contingency where the applicable guaranteed period does not extend beyond life expectancy. However, this election must be made and distributions must commence within one year of the date of death. If the election to receive Annuity Payments is not made within this time period, then the lump sum option will be deemed to have been elected, and this contract must be fully distributed within 5 years of the date of death. We will consider that deemed election as our receipt of settlement instructions regarding payment of the death benefit proceeds. If the Beneficiary has not requested receipt of their portion of the death benefit within the five year period, we will pay the remaining proceeds to that Beneficiary at that time.

If, on the Valuation Date that we calculate the death benefit, we also receive settlement instructions for at least one Beneficiary that includes a request for deferral of the payment of the death benefit proceeds or election of an annuity payout option, as described above, or we do not receive settlement instructions in Good Order from all Beneficiaries, any death benefit amount exceeding the Accumulation Value will be credited to the investment options in accordance with the allocation instructions in effect at that time. This crediting event will constitute satisfaction of our death benefit obligation under your contract, and we will have no further death benefit obligation under the contract. Any portion of the credited amount that is not distributed to the Beneficiaries as death proceeds on such Valuation Date will be allocated among the investment options in accordance with the allocation instructions in effect at that time. Such amounts shall remain invested in the contract until paid out in accordance with settlement instructions from Beneficiaries.

You may designate that a Beneficiary is to receive the death benefit proceeds either through an annuity payout option under this contract or a period that does not exceed the life expectancy of that Beneficiary. Such designation must be made in writing in a form acceptable to us, and may only be revoked in your written notice received at our Mailing Address in Good Order. Upon your death, the Beneficiary cannot revoke or modify any designation you made on how the death benefit proceeds are to be paid. For qualified contracts, your beneficiary designation may be impacted by the 10-year distribution rule under the SECURE Act. Please see the discussion of the SECURE Act above and consult your personal tax adviser if you have further questions.

Upon the death of any Owner, ownership of the contract before the full distribution of the death benefit proceeds will pass as follows:

•	any surviving Owner or Joint Owner, if none then

•	any surviving primary Beneficiary, if none then

•	any surviving Contingent Beneficiary, if none then

•	the estate of the last surviving Owner.

46	PROSPECTUS	OTHER CONTRACT FEATURES

Upon the death of an Annuitant if the Owner is a non-natural Owner, the non-natural Owner will retain ownership of this contract before the full distribution of the death benefit proceeds.

A Beneficiary (or any surviving Owner) that is entitled to a death benefit has the right to elect another Beneficiary to receive the death benefit proceeds in the event of his or her death before the full distribution of the proceeds.

Multiple Beneficiaries

If there is more than one Beneficiary, each Beneficiary’s portion of the death benefit proceeds will be distributed upon receipt of settlement instructions in Good Order from that Beneficiary. Proceeds for those Beneficiaries who have not provided settlement instructions in Good Order will remain in the contract and the value of such proceeds will fluctuate with the performance of the contract’s current investment allocation until we receive such instructions. Therefore, each Beneficiary may receive a different amount, even when all Beneficiaries have been designated to share the proceeds equally.

Death of an Owner on or after the Annuity Commencement Date

•	Non-Qualified Contracts

If any Owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary at least as rapidly as under the method of distribution being used as of the date of death.

•	Qualified Contracts

If you die on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary pursuant to the new RMD rules under the SECURE Act. A Beneficiary that is an eligible designated beneficiary may continue Annuity Payments under the method of distribution being used as of the date of death, provided that Annuity Payments do not extend beyond the Beneficiary’s life expectancy. A Beneficiary that is not an eligible designated beneficiary must distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death.

Generally, your Beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

In the event of any Contract Owner’s death, we must distribute all of the Owner’s interest in the contract according to the following rules:

•	If your spouse is the only primary Beneficiary when you die, then your surviving spouse may be able to elect (or may be deemed to have elected) to continue the contract. For more information, see Spousal continuation below.

OTHER CONTRACT FEATURES	PROSPECTUS	47

•	If a Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of the date of death.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation only if: (1) an Owner dies before the Annuity Commencement Date; and (2) the deceased Owner’s spouse, under federal law, is the sole surviving Owner or the sole surviving primary Beneficiary on the date of such Owner’s death.

If the sole surviving Owner or sole Beneficiary is legally recognized as the decedent’s spouse for federal tax purposes, he or she may elect to continue the annuity contract. If spousal continuation is elected, the Beneficiary may become the Owner and Annuitant of the contract and must designate a new Beneficiary. This will give the Beneficiary access to all of the rights and privileges of the contract. Prior to selecting this option, the Beneficiary may want to review the annuity contract to determine if the option best suits his or her needs.

The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and marriages recognized under state law will be recognized for federal law purposes.

We must receive notice of Due Proof of Death (of the Owner) in Good Order at our Mailing Address. The surviving spouse may provide notice of election of spousal continuation by the 90th day in Good Order at our Mailing Address. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

If the contract is continued under spousal continuation and the death benefit proceeds that would have been paid exceed the Accumulation Value on the date used to calculate the death benefit, then we will credit an amount equal to the difference between the death benefit proceeds and the Accumulation Value to the investment options under the contract in accordance with the allocation instructions in effect at that time (or the model allocation if a guaranteed lifetime withdrawal benefit has been elected). If applicable, the surviving spouse will become the new Owner and the Annuitant in the event there is no surviving Annuitant at that time. The death benefit payable under the continued contract is the greater of the Accumulation Value as of the end of the Valuation Date we received, in Good Order at our Mailing Address due proof of death of the surviving spouse or the amount of any death benefit under any applicable rider.

If the Annuitant is changed under spousal continuation, then the Annuity Commencement Date will be the Contract Anniversary following the new Annuitant’s 100th birthday, unless an earlier date is otherwise elected by the Owner. If the contract is surrendered or a withdrawal is made after spousal continuation, then all Net Premium payments made before spousal continuation will not be subject to a contingent deferred sales charge (surrender charge). All provisions of the contract with respect to contingent deferred sales charges (surrender charges) will apply to the withdrawal or

48	PROSPECTUS	OTHER CONTRACT FEATURES

surrender of any Chargeable Premium payments made after spousal continuation.

ENHANCED DEATH BENEFIT RIDERS

When you buy your contract, you can choose to buy an enhanced death benefit rider, provided that the Owner(s) or, if a non-natural Owner, the Annuitant, is/are under age 76 on your contract issue date. If a death benefit is payable and an enhanced death benefit rider is in force, the Beneficiary will receive the greater of either the death benefit described above or the enhanced death benefit. You should consult your tax adviser before selecting an enhanced death benefit rider. These riders may not be available in your state or the terms and conditions may vary from state to state. You should contact your registered representative or call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) for information about the availability of any of the riders under your contract.

Highest Anniversary Value Death Benefit Rider

Under this rider, a death benefit is payable upon the death of:

(i)	any Owner;

(ii)	the Annuitant, in the event of a non-natural Owner; and

(iii)	a surviving spouse who has continued the Basic Contract in accordance with the spousal continuation provision and who on the effective date of the spousal continuation is 75 or younger

This rider provides for an enhanced death benefit equal to the greater of:

•	the death benefit under the contract without any optional riders (i.e., the Basic Contract); or

•	the highest anniversary value enhanced death benefit, less any annuity taxes as of the end of the Valuation Date on which we receive Due Proof of Death in Good Order.

We must receive proof of death in Good Order at our Mailing Address before the Annuity Commencement Date for a benefit to be earned.

On the contract issue date, the highest anniversary value death benefit (“HAVDB”) is the initial premium payment. The HAVDB will increase by the amount of any additional premium payments. On each annual Contract Anniversary up to and including the one immediately following the older Owner’s 80th birthday (or the Annuitant’s 80th birthday if there is a non-natural Owner) the HAVDB will equal the greater of the current HAVDB or the Accumulation Value of the Basic Contract on that Contract Anniversary Date. The HAVDB will decrease by an adjusted withdrawal amount whenever a withdrawal is made under the Basic Contract. The adjusted withdrawal amount is determined by dividing the amount of each withdrawal (including any applicable contingent deferred sales charges (surrender charges) and annuity taxes) by the Accumulation Value immediately before that withdrawal, and then multiplying that result by the HAVDB immediately before the withdrawal. If the adjusted withdrawal amount is less than the

OTHER CONTRACT FEATURES	PROSPECTUS	49

dollar amount of the withdrawal, then the HAVDB will be reduced by the dollar amount of the withdrawal instead of the adjusted withdrawal amount. The HAVDB will be distributed in the same manner as the death benefit under the Basic Contract. We deduct a daily charge for this rider based on an annual rate of 0.40% of the net assets of your Variable Investment Options.

If there is a change of Owner (or, if the Owner is a non-natural Owner, a change in Annuitant) under the terms of the Basic Contract, other than as a result of the exercise of a spousal continuation, then the HAVDB will be set to equal the Accumulation Value on the Valuation Date that the change in Owner is effective. Any premium payments made and withdrawals taken after the effective date of this change will change the HAVDB in the manner described above.

If a surviving spouse elects to continue the Basic Contract under spousal continuation, and the HAVDB that would have been paid under the Basic Contract upon the Owner’s death exceeds the Accumulation Value at that time of the Owner’s death, then we will credit this difference to investment options in accordance with the allocation instructions in effect at that time. If the HAVDB that would have been paid is less than the Accumulation Value at the time of the Owner’s death, then we will increase the HAVDB to equal the Accumulation Value. Thereafter, we will calculate the HAVDB as described above.

This rider can only be elected at contract issue, and all Owners under the contract must be under age 76. If the Owner is a non-natural person, then the Annuitant must be under age 76. To be eligible to continue the rider, a continuing spouse must be eligible to continue the Basic Contract under the spousal continuation provisions of the Basic Contract, see Spousal continuation above, and the continuing spouse must be younger than age 76 on the effective date of spousal continuation.

This rider terminates on the earliest of the following:

•	the date that a death benefit is paid under this rider or under the Basic Contract upon Due Proof of Death in Good Order of the first Owner, if the Basic Contract and this rider are not continued by an eligible spouse;

•	the date that a death benefit is paid under this rider or under the Basic Contract upon Due Proof of Death in Good Order of the surviving spouse who has continued the Basic Contract and this rider after the death of the first Owner;

•	the date that the Basic Contract terminates;

•	the Annuity Commencement Date; or

•	upon a change in ownership and the new Owner is age 76 or older.

You may not reinstate this rider once it terminates.

The highest anniversary value death benefit rider is available only in states where it has been approved and where we are continuing to offer it. Please ask your sales agent or call our Customer Service Office Contact Center at

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1-888-GUARDIAN (1-888-482-7342) for information about the availability of this enhanced death benefit rider in your state. Please note: You can elect the highest anniversary death benefit rider in conjunction with the earnings benefit rider available under the contract (except in New Jersey, where you must elect one or the other), but you cannot select this rider in combination with the guaranteed lifetime withdrawal benefit rider (see Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider below).

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider if you are under age 76. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your Variable Investment Options. You may not allocate any premium payments or transfer any Accumulation Value to the fixed-rate option if you have selected this rider.

When this rider is in force and before the Annuity Commencement Date, any death benefit payable under the contract can be increased by an earnings benefit amount equal to a percentage (the “earnings benefit percentage”) of the excess, if any, of (i) the Accumulation Value of the Basic Contract on the date we receive, in Good Order at our Mailing Address, due proof of death of the first Owner to die, over (ii) adjusted premiums. (For purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any withdrawals and any applicable contingent deferred sales charge (surrender charges) and annuity taxes. Each time you make a withdrawal, we will reduce the total amount of Net Premiums in the lesser of the same proportion that the Accumulation Value of the Basic Contract is reduced on the date of the withdrawal or the dollar amount of the withdrawal. The proportion is determined by dividing (i) the dollar amount withdrawn plus any applicable contingent deferred sales charges (surrender charges) and annuity taxes by (ii) the Accumulation Value immediately before the withdrawal.

Currently, if the older Owner is 69 or younger when we issue the contract, then the earnings benefit will be 40% of earnings (i.e., the Accumulation Value minus the adjusted premiums) at the time of that Owner’s death; and if the older Owner is between the ages of 70 and 75 when we issue the contract, then the earnings benefit will be 25% of earnings upon that Owner’s death. Please note: The amount of the earnings benefit will never exceed the earnings benefit percentage set forth in your contract multiplied by the adjusted premiums.

Spousal Continuation.

Your spouse may continue a contract with the earnings benefit rider upon your death only if:

•	your spouse is the sole surviving Owner or primary Beneficiary of the contract;

•	your surviving spouse chooses to continue the contract and become the Annuitant, if there is no surviving Annuitant, and Owner; and

•	your surviving spouse has not reached age 76 at the time the contract is continued.

OTHER CONTRACT FEATURES	PROSPECTUS	51

Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs. Consult a tax adviser.

If your spouse elects to continue this rider upon your death, then the Accumulation Value of the contract will be equal to: (i) the death benefit then payable under the Basic Contract and under any applicable riders, other than the earnings benefit rider, that offer enhanced death benefits, plus (ii) any benefit payable under the earnings benefit rider on the date of death of the first Owner to die. The amount of any earnings benefit will be credited in accordance with the allocation instructions in effect at that time. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the Earnings Benefit Rider and/or the Highest Anniversary Death Benefit Rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

If your surviving spouse elects to continue the contract and this rider is in effect, then any death benefit under the Basic Contract payable upon the death of the surviving spouse before the Annuity Commencement Date will be increased by the earnings benefit on the surviving spouse’s date of death. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating:

(A)	The amount of adjusted premiums as of your surviving spouse’s death – This amount is the Accumulation Value at the time your spouse continued the contract, adjusted by (i) adding any Net Premiums contributed to the contract after your death (i.e., after spousal continuation) and (ii) proportional reductions for withdrawals (as explained below) taken from the contract after your death.

and

(B)	The Accumulation Value as of the death of your surviving spouse, minus (A), the amount described immediately above.

Currently, if your spouse is age 69 or younger upon your death, the Beneficiaries will receive 40% of the result of (B) above; and if your spouse is between ages 70 and 75 upon your death, the Beneficiaries will receive 25% of the result of (B).

In summary, if your surviving spouse dies before the Annuity Commencement Date, we will calculate whether a second earnings benefit is payable based on a percentage (the “spousal earnings benefit percentage”) of earnings from the time of your death until your spouse’s death (i.e., the amount described in (B) above). Please note: The earnings benefit payable upon the death of your surviving spouse may not exceed the spousal earnings benefit percentage set forth in your contract multiplied by the amount of adjusted premiums as of the death of your surviving spouse (as explained in (A) above).

52	PROSPECTUS	OTHER CONTRACT FEATURES

Upon the death of your surviving spouse before the date Annuity Payments begin, the earnings benefit proceeds must be distributed to the Beneficiaries named by your spouse or allocated to the contract if the Beneficiaries defer payment of proceeds. However, the Beneficiaries may not continue the rider.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the Basic Contract terminates;

•	the Annuity Commencement Date;

•	the date an Owner dies unless the Basic Contract is continued under a spousal continuation provision; or

•	the date a death benefit is paid under this rider and the Basic Contract is not continued under spousal continuation;

•	the date a death benefit is paid under this rider and the Basic Contract is continued under spousal continuation and the spouse is 76 or older on the date that the Basic Contract is continued;

•	the date a death benefit is paid under this rider upon the death of a spouse who continued the Basic Contract under spousal continuation;

•	the date an Owner (or Annuitant, if there is a non-natural Owner) is changed after the effective date of the rider, unless the change is the result of a surviving spouse’s decision to continue the Basic Contract and this rider. GIAC may elect, in its sole discretion, not to enforce its right to terminate the rider in this instance.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

Important Information about the Earnings Benefit Rider:

•	You will receive the earnings benefit only if there is investment growth (or “earnings”) in your Accumulation Value at the time of the Owner’s death; otherwise we will not pay any earnings benefit under the rider.

•	Withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the Owner’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•	Federal tax law may require you to take distributions before death under qualified contracts other than Roth IRAs, reducing or eliminating the benefit otherwise provided by the Earnings Benefit Rider. Consult a tax adviser before purchasing the Earnings Benefit Rider with a qualified contract.

•	If any change is made to the Owner or Annuitant after the purchase of the contract, unless such change is the result of a surviving spouse’s continuation of the contract and this rider, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

OTHER CONTRACT FEATURES	PROSPECTUS	53

Partners in a civil union or domestic partners in some states may not be considered married under federal law and therefore can not receive spousal continuation. Please consult your tax adviser before purchasing a GLWB rider if you are in a civil union or domestic partnership.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Financial information: Federal tax matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

•	You can select this rider in combination with the Highest Anniversary Value Death Benefit Rider (except in New Jersey, where you must elect one or the other), but you cannot select this rider if you select the Guaranteed Lifetime Withdrawal Benefit Rider.

•	While this rider is in effect, you may not allocate premium payments or transfer any of your Accumulation Value to the fixed-rate option.

The Earnings Benefit Rider is not available in the states of New York and Washington.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER (If your Contract was issued in conjunction with an application dated prior to August 1, 2015, please refer to Appendix B for information regarding your GLWB rider.)

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more unless GIAC agrees otherwise. You can choose one of the following options of this rider:

Single Options

Guardian Target 250:	Single life with 7% annual minimum guarantee, 12 year 200% cumulative guarantee, 17 year 250% cumulative guarantee and step-ups
Guardian Target 200:	Single life with 7% annual minimum guarantee, 12 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Single life with 7% annual minimum guarantee and step-ups
Guardian Target Now:	Single life with step-ups only

Spousal Options

Guardian Target 250:	Spousal with 7% annual minimum guarantee, 12 year 200% cumulative guarantee, 17 year 250% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 12 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Spousal with 7% annual minimum guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

54	PROSPECTUS	OTHER CONTRACT FEATURES

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older unless GIAC agrees otherwise. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the Annuity Commencement Date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the Accumulation Value of the Basic Contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	the date we receive proof at our Mailing Address in Good Order that the last surviving primary covered person or secondary covered person has died.

•	the date an Owner dies unless the Basic Contract is continued under a spousal continuation provision; or

•	the date of an ownership change or assignment under the Basic Contract, unless:

•	the new Owner assumes full ownership of the Basic Contract and is essentially the same person (this includes but is not limited to the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership by a legally married or civil union couple to ownership by the surviving spouse/ partner when one of them dies);

•	the assignment is for the purpose of effectuating a 1035 exchange of the Basic Contract.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the Accumulation Value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $6,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the Annuitant. The primary covered person may not be changed after the contract is issued. If the Contract Owner is a natural person, then the primary covered person must be the Contract Owner. The secondary covered person is the primary covered person’s legally married spouse or the partner of the primary covered person in a civil union that is legally recognized in the state in which this

OTHER CONTRACT FEATURES	PROSPECTUS	55

rider is issued on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse or civil union partner for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death and the rider remains in effect. The initial GWA is determined on the earlier of the date of the first withdrawal, the date the rider enters the settlement phase or the Annuity Commencement Date. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the Basic Contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the Accumulation Value of the Basic Contract on each step-up date (described below) whenever such Accumulation Value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the Accumulation Value of the Basic Contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the Accumulation Value of the Basic Contract, pursuant to an Owner request, including any applicable contingent deferred sales charges (surrender charges) and annuity taxes. The settlement phase of this rider will be entered if the Accumulation Value under the Basic Contract reaches zero on a date prior to the determination of the initial GWA and the GWB is greater than zero or if the Accumulation Value under the Basic Contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last Annuity Commencement Date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the Annuity Commencement Date, the GWA payments continue beyond the Annuity Commencement

56	PROSPECTUS	OTHER CONTRACT FEATURES

Date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Mailing Address. However, if the last Annuity Commencement Date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive Annuity Payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions as described below) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

If you have selected the Guardian Target 250 version of this rider, we will not accept premium payments that exceed $2 million, in the aggregate, in the first contract year. On or after the first Contract Anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each Contract Anniversary Date prior to the Annuity Commencement Date and at other times described below. The current rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 250	1.30% of the adjusted GWB
Guardian Target 200	1.15% of the adjusted GWB
Guardian Target Future	1.05% of the adjusted GWB
Guardian Target Now	0.95% of the adjusted GWB

Spousal Options

Guardian Target 250	1.55% of the adjusted GWB
Guardian Target 200	1.40% of the adjusted GWB
Guardian Target Future	1.30% of the adjusted GWB
Guardian Target Now	1.05% of the adjusted GWB

OTHER CONTRACT FEATURES	PROSPECTUS	57

The adjusted GWB is the greater of (i) the GWB at the end of the day immediately preceding the day the rider fee is determined plus (a) the result of any applicable annual minimum guarantee or (b) cumulative guarantee on any applicable Contract Anniversary on which the rider fee is deducted or (ii) the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a Contract Anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s Accumulation Value will be deemed to have been taken on the date the death benefit is determined and on the Annuity Commencement Date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 250, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target 250, Guardian Target 200 and Guardian Target Future and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus, if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $6,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the Accumulation Value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

58	PROSPECTUS	OTHER CONTRACT FEATURES

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurrs when the younger covered person is age 70.

•	Contract Accumulation Value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $5,000.

OTHER CONTRACT FEATURES	PROSPECTUS	59

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000–$8,000 equals $67,000
GWB	$125,000

• The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

• Thus, the new GWB equals the lesser of $75,000–$8,000 ($67,000) or $125,000–$8,000 ($117,000).

• The new GWB equals $67,000.

GWA	$5,000	• The new GWA is the GWB immediately after the withdrawal times 4%.* • The new GWA is equal to $67,000 x 4% ($2,680). • The new GWA equals $2,680.

*	This 4% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see below.

On each annual Contract Anniversary prior to the older covered person’s 90th birthday, each a “step-up date”, a step-up will occur if the Basic Contract Accumulation Value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). The contractowner will not receive advance notice of an increase in the dollar amount of a rider fee due to step-ups and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Mailing Address. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each Contract Anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that Contract Anniversary less the amount of any withdrawal taken on that Contract Anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 250, Guardian Target 200 or Guardian Target Future options of this rider (either single or spousal);

•	the Contract Anniversary is from the issue date of the contract up to the tenth Contract Anniversary;

•	no withdrawals were taken since the prior Contract Anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given Contract Anniversary is equal to the GWB on the prior Contract Anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior Contract Anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a Contract Anniversary:

•	you have chosen the Guardian Target 250 or the Guardian Target 200 options of this rider (either single or spousal);

•	the Contract Anniversary is an applicable Contract Anniversary for the cumulative guarantee (12th and 17th contract anniversaries for the Guardian Target 250 and 12th Contract Anniversary for the Guardian Target 200);

60	PROSPECTUS	OTHER CONTRACT FEATURES

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable Contract Anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that Contract Anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (200% and 250% for the Guardian Target 250 and 200% for the Guardian Target 200) multiplied by the total of all premiums received at our Mailing Address during the first 90 days of the Basic Contract beginning with and including the issue date of the Basic Contract; plus

•	any premium payments received on or after the first 90 days of the Basic Contract.

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the Accumulation Value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $3,210 withdrawal is taken a few days after the first Contract Anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First Contract Anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greater of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $3,210 withdrawal taken a few days after the first Contract Anniversary	The annual minimum guarantee basis equals $100,000 minus $3,210 or $96,790.	N/A	The GWB is $107,000 minus $3,210 which equals $103,790.	The GWA is equal to the GWB amount ($107,000) times 3%* or $3,210.

OTHER CONTRACT FEATURES	PROSPECTUS	61

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
Second Contract Anniversary	$96,790	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $103,790 since there is no applicable annual minimum guarantee amount.	The GWA remains $3,210 since there is no applicable annual minimum guarantee amount.
Third Contract Anniversary	$96,790	The annual minimum guarantee amount is $103,790 + ($96,790 x 7%) or $110,565.30.	The GWB is the greater of $103,790 or $110,565.30. The new GWB is $110,565.30.	The GWA equals the greater of $3,210 or $110,565.30 x 3%* ($3,316.95). Thus, the new GWA equals $3,316.95.

*	This 3% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see below.

GIAC requires that certain withdrawals under this rider require you to return to us a properly executed withdrawal form, which we will provide to you upon your request. If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 401(k) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal, or the date the rider enters the settlement phase (described below), or the Annuity Commencement Date. The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

For Contracts issued in conjunction with applications dated from June 1, 2012 through September 27, 2012

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 & under	3%
60 – 64	4%
65 – 79	5%
80+	6%

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For Contracts issued in conjunction with applications dated on or after September 28, 2012

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 & under	Single: 2.5% Spousal: 2.0%
60 – 64	Single: 3.5% Spousal: 3.0%
65 – 79	Single: 4.5% Spousal: 4.0%
80+	Single: 5.5% Spousal: 5.0%

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If	your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If	your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

OTHER CONTRACT FEATURES	PROSPECTUS	63

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized by you to calculate and make distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Internal Revenue Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the appropriate section of the Internal Revenue Code and Treasury Regulations as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to Owner also include the Beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the optional death benefits that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date proof of death of the last surviving covered person is received by us in Good Order at our Mailing Address (i) both this rider and the Basic Contract are in force,

(ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

You may only elect an optional death benefit under this rider as of the issue date of the contract. You may not add, change or terminate an optional death benefit under this rider after the issue date of the contract. The optional death benefits are the GLWB Step-Up Death Benefit and the GLWB Return of Premium Death Benefit. You may only choose one of these death benefits. Only one of these death benefit options may be available in your state.

Please check with your registered representative or call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) to confirm which GLWB death benefit option is available in your state.

If you select the GLWB Step-Up Death Benefit, the initial GLWB Step-Up Death Benefit is equal to your initial premium. Each time an additional premium payment is received at our Customer Service Office, the death benefit will increase by the amount of that additional premium payment.

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If the Accumulation Value of the contract on any step-up date is greater than the then current GLWB Step-Up Death Benefit, the death benefit will automatically increase to an amount equal to the Accumulation Value of the contract on the step-up date. The date a spousal continuation is exercised under the spousal continuation provision of the Basic Contract will also be considered a step-up date for the purpose of calculating the GLWB Step-Up Death Benefit, if this rider continues in force on the continued contract.

A withdrawal will reduce the GLWB Step-Up Death Benefit by the amount of the withdrawal unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section, as described above. In that case, the death benefit will be reduced to the lesser of:

•	the Accumulation Value of the contract immediately after the withdrawal; or

•	the then current GLWB Step-Up Death Benefit reduced by the amount of the withdrawal.

In no event will the Step-up Death Benefit be less than zero.

If you elect the GLWB Step-Up Death Benefit, your rider fee will increase by 0.50% annually. Thus, the total cost of your GLWB rider fee, if you choose the GLWB Step-Up Death Benefit, will vary depending on the option you have chosen, as follows:

Guardian Target 250	1.80%
(single)
(spousal)	2.05%
Guardian Target 200 (single)	1.65%
(spousal)	1.90%
Guardian Target Future (single)	1.55%
(spousal)	1.80%
Guardian Target Now (single)	1.45%
(spousal)	1.55%

The GLWB Step-Up Death Benefit is not available with the Guardian Target 250 GLWB rider option in New York.

If you select the GLWB Return of Premium Death Benefit, a death benefit will be payable if the date of death of the last surviving covered person occurs on or after the first Contract Anniversary and all applicable terms and conditions described in this optional death benefits section are met. The initial GLWB Return of Premium Death Benefit is equal to the initial premium. Additional premium payments received at our Mailing Address through the 90th calendar day after the issue date, will increase the death benefit by the amount of that additional premium payment.

A withdrawal will not reduce the GLWB Return of Premium Death Benefit unless the sum of that withdrawal added to all prior withdrawals in a given contract year exceeds the current GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section, as described above. In that case, the death benefit will be the lesser of:

•	the GWB immediately after the withdrawal; or

•	the GLWB Return of Premium Death Benefit immediately prior to the withdrawal reduced by the amount of that withdrawal, even if that withdrawal included a portion of your GWA.

In no event will the GLWB Return of Premium Death Benefit be less than zero.

OTHER CONTRACT FEATURES	PROSPECTUS	65

If you elect the GLWB Return of Premium Death Benefit, your rider fee will increase by 0.60% annually. Thus, the total cost of your GLWB rider fee, if you choose the GLWB Return of Premium Death Benefit, will vary depending on the option you have chosen, as follows:

Guardian Target 250
(single)	1.90%
(spousal)	2.15%
Guardian Target 200
(single)	1.75%
(spousal)	2.00%
Guardian Target Future
(single)	1.65%
(spousal)	1.90%

The GLWB Return of Premium Death Benefit is not available in New York or if you select the Guardian Target Now GLWB rider. Also, this death benefit is only available if all covered persons are age 65 or younger at the time the contract is issued, unless otherwise agreed to by GIAC.

No additional death benefit will be provided under either optional death benefit if the Basic Contract death benefit is greater.

The following chart can help you compare the key features of the two optional death benefits and can help you decide if one of them is appropriate for you:

GLWB Death Benefit Option	Death Benefit Option Fee Percentage	General Description	Death Benefit Option Availability	Considerations for Potential Contract owners
GLWB Step-Up Death Benefit	0.50%	• Death benefit increases in the amount of any step-ups • Does not increase the amount of annual minimum guarantees or cumulative guarantees	• Available for both qualified and non-qualified contracts • Not available in New York with the Guardian Target 250 GLWB option

• Contract owner believes that upside market performance increasing the Accumulation Value and guaranteed withdrawal balance will outpace withdrawals under the rider

• Contractowner wants an optional death benefit and purchases a qualified contract or any GLWB option for which the GLWB Return of Premium Death Benefit may not be elected

GLWB Return of Premium Death Benefit	• 0.60%	• Guarantees a death benefit equal to premiums paid • The death benefit is not reduced for withdrawals under the GLWB rider unless they are excess withdrawals	• Not available in New York or with Guardian Target Now GLWB option • Available for all contracts if all covered persons are age 65 or younger at the time the contract is issued

• Contractowner is less confident in the upside performance of the contract’s underlying Variable Investment Options

• Contractowner prefers to guarantee against loss of principal investment for his/her Beneficiaries rather than capitalize on potential upside in market performance

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The following section will explain the settlement phase of the GLWB rider:

If the Accumulation Value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in Accumulation Value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of the initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the Basic Contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

The federal income tax treatment of payments made during the settlement phase has not been addressed by the IRS or the courts. We believe that payments during the settlement phase under non-qualified contracts should be treated as Annuity Payments, but it is possible that guidance may subsequently be issued treating them as withdrawals. This is significant for non-qualified contracts because withdrawals are generally taxed less favorably than Annuity Payments. Similarly, for qualified contracts we intend to apply the annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the Annuity Commencement Date of the contract is a date not later than the last date permitted under applicable

OTHER CONTRACT FEATURES	PROSPECTUS	67

state law. If this last Annuity Commencement Date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such Annuity Commencement Date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of the primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the Annuity Commencement Date, or if no withdrawal has been made on or prior to the Annuity Commencement Date, the GWA that would have been in effect on the Annuity Commencement Date if a withdrawal had been made on such date.

If the last Annuity Commencement Date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such Annuity Commencement Date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the Annuitant and the joint Annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the Annuity Commencement Date, or if no withdrawal has been made on or prior to the Annuity Commencement Date, the GWA that would have been in effect on the Annuity Commencement Date if a withdrawal had been made on such date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract Accumulation Value in one of the following allocation models listed in Appendix B: FUNDS AVAILABLE UNDER THE GLWB RIDER. Information regarding each Variable Investment Option available in the allocation models, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any sub-adviser, current expenses and performance is available in Appendix A: Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund

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We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract Accumulation Value is moved to a new model. Transfers may only be made once per calendar quarter and must be at least 30 days after any prior transfer. Your contract Accumulation Value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis. Currently, rebalancing takes place on the first Friday in the second month of each calendar quarter.

There is no assurance that investing in any allocation model will increase your contract Accumulation Value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

While this rider is in effect, GIAC reserves the right to:

•	Restrict the Contract Owner’s ability to allocate all or a portion of a premium payment to an allocation option and/or limit transfers between allocation options;

•	Specify minimum and maximum percentages of Accumulation Value that the Contract Owner may have allocated to any allocation option and/or group of allocation options;

•	Require that all or a portion of premium payment(s) and/or Accumulation Value be allocated in accordance with an allocation model chosen by the Contract Owner from among one or more specified allocation models (consisting of allocation options in pre-set allocation percentages);

•	Require that certain allocation options be chosen for the allocation of premium payment(s) and/or transfer of Accumulation Value only if the Contract Owner also allocates (or has allocated) premium payments and/or Accumulation Value in certain other specified allocation options;

•	Add, close, eliminate or substitute the allocation options that comprise each allocation model only if an underlying Fund that comprises part of an allocation model becomes unavailable under this contract (e.g., closure of the Fund to new investments, liquidation or merger of the Fund);

•	Add allocation models as eligible investment options under the rider that will be available to Contract Owners if they choose to utilize them;

•	Restrict transfers between allocation models; and

•	Require periodic rebalancing of Accumulation Value in accordance with the allocation model allocation percentages.

Premium payments and transfer requests must comply with any restrictions imposed by GIAC in accordance with the preceding paragraph. GIAC will reject any request that does not comply with such restrictions. To the extent that the strategies underlying the restrictions

OTHER CONTRACT FEATURES	PROSPECTUS	69

are successful, GIAC will benefit from a reduction of the risk arising from its guarantee obligations under the rider and GIAC will have less risk to hedge under the GLWB rider than would be the case if Contract Owners did not invest in accordance with the restrictions. The restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives. Please see Transfers and Frequent transfers among the Variable Investment Options for more information about transfers under your contract.

If you elect to purchase the GLWB rider, you may wish to take advantage of the optional Fixed Dollar Cost Averaging program (Fixed DCA). See The Accumulation Period: Managing your annuity. You must elect this program when you buy your contract. This program lasts for a three month period beginning on the issue date of the contract. All premium payments received while Fixed DCA is in effect will be initially allocated into the Fixed DCA Account. In the Fixed DCA Account, we guarantee that the Net Premium payments you invest will earn daily interest at a minimum annual rate of at least 1%. The value of your Net Premiums invested in the Fixed DCA Account does not vary with the investment experience of any Variable Investment Option. The money that you put into the Fixed DCA Account becomes part of GIAC’s general assets. At times, we may choose to pay interest at a rate higher than the minimum annual rate, but we are not obliged to do so. Higher rates on the Fixed DCA Account are determined at our discretion, and we can change them prospectively without notice.

Additional premium payments received after the issue date of your contract will not extend the term of the program. The first transfer occurs on the first Monthly Contract Anniversary. At that time, one-third of the contract Accumulation Value in the Fixed DCA Account will be transferred to the GLWB allocation model that is in effect at the time of the transfer. On the second Monthly Contract Anniversary, one-half of the Accumulation Value in the Fixed DCA Account will be transferred to the allocation model that is in effect at the time of the transfer. On the third Monthly Contract Anniversary, the remaining Accumulation Value in the Fixed DCA Account will be transferred to the GLWB allocation model that is in effect at the time of the transfer. If one or more of the Monthly Contract Anniversary dates is not a Valuation Date, the transfer will occur on the next Valuation Date. If you terminate the dollar cost averaging program during the time it is in effect, the remaining Accumulation Value in the Fixed DCA Account will be transferred to the GLWB allocation model that is in effect at the time of the transfer. Premium payments received after this program ends will be invested into the GLWB allocation model in effect when the premium payment is received.

Dollar cost averaging may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses. There is no fee for this dollar cost averaging program. Fixed DCA may not be available in your state. Transfers under this program do not count against any free transfers permitted under your contract. We have the right to modify or discontinue this Dollar Cost

70	PROSPECTUS	OTHER CONTRACT FEATURES

Averaging program at any time for contract owners who are not currently participating in the program. If you are already participating in Fixed DCA at the time we modify or discontinue it for future contract owners, you will not be affected by this modification or discontinuance.

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Highest Anniversary Value Death Benefit and/or the Earnings Benefit riders, you cannot select the GLWB rider. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	71

FINANCIAL INFORMATION

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a Variable Investment Option, you accumulate variable Accumulation Units. To calculate the number of Accumulation Units you buy with each payment, we divide the amount you invest in a Variable Investment Option by the value of units in that Variable Investment Option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine your Accumulation Value in the Variable Investment Options, we multiply the number of Accumulation Units in each Variable Investment Option by the current unit value for that option. The current unit value for each Variable Investment Option is determined by multiplying the unit value for the applicable Variable Investment Option for the prior Valuation Period by the net investment factor for the current Valuation Period.

The net investment factor is a measure of the investment experience of each Variable Investment Option. We determine the net investment factor for a given Valuation Period as follows:

•	At the end of the Valuation Period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding Valuation Period.

•	Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

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CONTRACT COSTS AND EXPENSES

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the contracts. The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge (surrender charge) may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your Variable Investment Options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risk, you will pay a daily charge based on an annual rate of 1.10% of your Accumulation Value in the Variable Investment Options. Mortality risks arise from our promise to pay death benefits and make Annuity Payments to each Annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

Administrative expense

You will also pay a daily charge based on an annual rate of 0.20% of your Accumulation Value in the Variable Investment Options to compensate us for processing and administrative expenses incurred in connection with the contract and the Separate Account.

In addition, the following charges may apply:

Contingent deferred sales charge (surrender charge)

If you make a withdrawal from your Accumulation Value or surrender your contract, then you may pay a contingent deferred sales charge (surrender charge) on any amount withdrawn or surrendered that was paid into your contract during the previous seven years. This charge compensates us for expenses related to the sale of contracts.

For withdrawals, you may instruct us to deduct any applicable contingent deferred sales charges (surrender charges) from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a contingent deferred sales charge (surrender charge) on the amount deducted from the remaining value.

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Contingent

deferred sales

charges (surrender

charges)

Number of full years completed since premium payment was made	Contingent deferred sales charge (%)

0	8

1	8

2	7

3	6

4	5

5	4

6	3

7+	0

When we calculate the contingent deferred sales charge (surrender charge), all amounts deducted are deemed to be withdrawn on a first-in, first-out basis. (Contingent deferred sales charges (surrender charges) are listed in the table to the right.)

Each contract year, you can make a withdrawal from the contract without paying a contingent deferred sales charge (surrender charges) at the time of the withdrawal, however, of a Free Withdrawal Amount equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year. The Free Withdrawal Amount is not cumulative – any Free Withdrawal Amount not taken during a given contract year cannot not be taken as a Free Withdrawal Amount in a subsequent contract year. The Free Withdrawal Amount is not applicable in the case of a surrender of the contract.

Also, all premium payments made before spousal continuation or prior to the time a contract is issued pursuant to an internal 1035 exchange of certain contracts will not be subject to a contingent deferred sales charge (surrender charges). See Other contract features: Spousal continuation.

We do not impose contingent deferred sales charges (surrender charges) on contracts bought by:

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Park Avenue Securities LLC (“PAS”)

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•	clients of broker-dealers, financial institutions and registered investment advisors that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

Contract fee

We deduct a yearly fee of $35 (lower where required by state law) on each anniversary date of your contract. To pay this charge, we will cancel the number of Accumulation Units that is equal in value to the fee. We cancel Accumulation Units in the same proportion as the percentage of the contract’s Accumulation Value attributable to each Variable Investment

74	PROSPECTUS	FINANCIAL INFORMATION

Option and the fixed-rate option. If you surrender your contract on a day other than a Contract Anniversary Date, we will still deduct the contract fee for that year. We will waive the contract fee if the Accumulation Value of your contract plus the Accumulation Value of any other Guardian Investor Variable Annuity L Series, Guardian Investor Variable Annuity B Series and Guardian Investor II Variable Annuity contracts you own individually or jointly totals $100,000 or more on the anniversary date of your contract provided each such contract contains a waiver of contract fee provision.

Highest anniversary value death benefit rider expense

If you choose the highest anniversary value death benefit rider and it is in effect, then you will pay a daily charge based on an annual rate 0.40% of your Accumulation Value in the Variable Investment Options.

Earnings benefit rider expense

If you choose the earnings benefit rider and it is in effect, then you will pay a daily charge based on an annual rate of 0.25% of your Accumulation Value in the Variable Investment Options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed lifetime withdrawal benefit rider expense

If you choose the guaranteed lifetime withdrawal benefit rider and it is in effect, then we will assess an annual charge on each Contract Anniversary of a percentage of the adjusted guaranteed withdrawal balance at the time the charge is deducted. We will not deduct this charge after the payment of any death benefit or after we have begun to make Annuity Payments under the contract. The current annual guaranteed lifetime withdrawal benefit charge percentage ranges from 0.95% to 2.15%, depending on the option you choose. We have the right to change the current charge percentage, but it will never exceed 4.10%. This charge is deducted from each Variable Investment Option and the fixed-rate option in proportion to the amount of Accumulation Value in each option.

Withdrawal charge

During the annuity period, if you choose Fixed Annuity Payments to Age 100, Variable Annuity Payments to Age 100, or Payments for a Period Certain as an annuity payout option and you make more than one withdrawal in a calendar quarter, then you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive Annuity Payments. These taxes currently range from 0.50% up to 3.5% of the premium payments made.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or when your Accumulation Value is applied under a payout option, whichever happens first. We will do this only if permitted by applicable law.

FINANCIAL INFORMATION	PROSPECTUS	75

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the IRS.

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the Fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the Owner of a contract should not be treated as the Owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the contracts from being treated as the Owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the

76	PROSPECTUS	FINANCIAL INFORMATION

annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the holder’s death. The designated Beneficiary refers to a natural person designated by the holder as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages under state law will be recognized for federal law purposes. Partners in a registered domestic partnership, civil union or similar formal relationship under state law that is not denominated as marriage under the laws of that state may not continue the contract, such partners will not be considered married for federal tax purposes. Therefore, the favorable tax treatment provided under federal law to surviving spouses is not available to such partners and spousal continuation in such cases may impact the contract’s qualification as a tax deferral vehicle. Please consult with a tax advisor with questions regarding your tax situation.

Other rules may apply to qualified contracts.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of a contract until a distribution occurs or until Annuity Payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s Accumulation Value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When Annuity Payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 591/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

FINANCIAL INFORMATION	PROSPECTUS	77

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the Annuity Commencement Date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the Accumulation Value immediately before the distribution that exceeds the Owner’s investment in the contract. Generally, the Owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., GLWB rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1⁄2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Tax Qualified Distributions under the GLWB Rider – For tax qualified distributions under the GLWB rider, the following requirement is applicable.

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to the following tax-qualified distribution program:

Distributions intended to satisfy the required minimum distribution rules under Code Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), and for distributions where the

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Owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized by you to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to Owner also include the Beneficiary, as applicable. If both the Accumulation Value of the contract and the GWB are depleted, tax qualified distributions in excess of the GWA are no longer permitted.

Withdrawals after the Annuity Commencement Date – After Annuity Payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. The IRS has concluded that a withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis set forth in the IRS’s ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Options V-4, F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1⁄2

•	made from an immediate annuity contract

•	made on or after the death of an Owner

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•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 591/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 591/2 under Options V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take withdrawals in addition to the annuity payment made under an election of Options V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity Payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization – Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as Annuity Payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the Annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as Annuity Payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an Annuitant other than the Owner,

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selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new Owner, Annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the Contract Owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

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SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1⁄2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1⁄2

•	made on or after the death of an Owner

•	attributable to the taxpayer’s becoming disabled

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 591/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 591/2 under Options V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

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Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you should consult a tax adviser if you wish to take withdrawals in addition to the Annuity Payments made under an election of Options V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In any event, you should note that distributions made under Options V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through withdrawals before the Annuity Commencement Date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover“ from the plan to a tax-qualified plan, IRA, Roth IRA

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or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal estate gift and generation-skipping transfer taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation skipping transfer tax (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Medicare tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S.

citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or contract municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the contract is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

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Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain Variable Investment Options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Tax law is subject to change and may be subject to interpretation. There is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legislative or regulatory developments and their effect on the contract.

We have the right to modify the contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective Contract Owners. We may also provide an existing or prospective Contract Owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have affected the

Accumulation Value, surrender value and death benefit during the accumulation phase and the amounts of Annuity Payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we will always include SEC standard performance, which reflects all fees and charges from the date the investment option was first available in the contract. We may also show non-standard performance, reflecting all fees and charges from the inception of the investment option so long as it is accompanied by standard performance. We may also show non-standard performance without showing the effect of certain charges, such as contingent deferred sales charges (surrender charges), so long as it is accompanied by non-standard performance net of all charges.

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Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in Accumulation Unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the Fidelity VIP Government Money Market Portfolio and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the Fidelity VIP Government Money Market Portfolio investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the Fidelity VIP Government Money Market Portfolio investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an Accumulation Unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the investment divisions of the Separate Account may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities that the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Services

•	A.M. Best & Co.

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•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the Variable Investment Options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained free of charge by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

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YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take Fund transfer requests and changes in future allocations over the telephone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website (www.guardianannuities.com) for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies however, you have the right to request paper copies at any time.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the Contract Owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the Accumulation Unit value first calculated after we receive the request at our Mailing Address. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

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VOTING RIGHTS

We own all Fund shares held in the Separate Account. As the Owner, we have the right to vote on any matter put to vote at any Fund’s shareholder meeting. However, to the extent we are required to by law, we will vote all Fund shares attributable to contracts by following instructions we receive from you and other Contract Owners with voting interests in the Funds. We will vote those shares for which we do not receive voting instructions in the same proportion as the shares for which we have received instructions. Because of this proportional voting, a small number of Contract Owners could control the outcome of the vote. We will solicit instructions when the Funds hold shareholder votes. We have the right to restrict Contract Owner voting instructions if the laws change to allow us to do so.

The Owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of PAS or of broker- dealer firms that have entered into sales agreements with PAS and GIAC. PAS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA). The principal underwriter of the contract is PAS, located at 10 Hudson Yards, New York, New York 10001.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Commissions paid in conjunction with annuity contracts will be up to 8% on all premium payments made in the first contract year. A commission of up to 1% per annum of the Accumulation Value of the contract may be paid quarterly beginning in the second contract year. If the Owner is age 81 or older on the contract’s issue date, a commission of up to 3.5% on all premium payments will be paid in the first contract year and a commission of up to 0.50% may be paid quarterly beginning in the second contract year. Trail commissions of up to 0.25% per annum may continue to be paid on variable annuity payouts after the Annuity Commencement Date, if the Owner is younger than 81 years old at the time the contract is issued.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make

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reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including conflicts of interest that such arrangements may create. You may wish to take such payments and arrangements into account when considering and evaluating any recommendation relating to the contracts.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions or other forms compensation described above. We do intend to recoup commissions and other sales expenses and incentives that we pay, however, through fees and charges deducted under the policy and other corporate revenue.

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OTHER INFORMATION

FINANCIAL STATEMENTS

We encourage contract Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited financial statements are incorporated by reference. You can request a copy of the financial statements by contacting our Service Center.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of PAS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.

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APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://Guardianlife.onlineprospectus.net/Guardianlife/b-series/?ctype=product_prospectus. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

			As of December 31, 2023
Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class III) BlackRock Advisors, LLC	1.00%	12.49%	7.38%	4.63%
Long-term growth of capital.	Davis Financial Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.78%	15.29%	10.25%	8.80%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)[1] Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.52%	4.79%	1.58%	0.97%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity VIP Investment Grade Bond Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.63%	6.00%	1.72%	2.08%
Seeks long-term growth of capital.	Fidelity VIP Overseas Portfolio (Service Class 2) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.98%	20.22%	9.71%	4.65%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund (Class 2 Shares) Franklin Advisers, Inc.	0.71%	8.62%	6.98%	5.01%

The Fund seeks income and capital appreciation to produce a high total return.	Guardian Core Plus Fixed Income VIP Fund Park Avenue Institutional Advisers LLC Lord, Abbett & Co. LLC	0.81%	5.74%	1.08%	0.00%
The Fund seeks capital appreciation.	Guardian Diversified Research VIP Fund Park Avenue Institutional Advisers LLC Putnam Investment Management, LLC	0.96%	28.96%	16.19%	0.00%
The Fund seeks total return	Guardian Global Utilities VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	1.03%	1.05%	0.00%	0.00%
The Fund seeks long-term growth of capital.	Guardian Growth & Income VIP Fund Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.96%	11.56%	11.41%	0.00%
The Fund seeks capital appreciation.	Guardian Integrated Research VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.82%	24.30%	13.74%	0.00%
The Fund seeks long-term capital appreciation.	Guardian International Equity VIP Fund Park Avenue Institutional Advisers LLC Schroder Investment Management North America Inc. (“SIMNA”) Schroder Investment Management North America Limited (“SIMNA Ltd.”)	1.08%	15.54%	5.62%	0.00%

The Fund seeks total return consisting of long-term capital growth and current income.	Guardian International Growth VIP Fund Park Avenue Institutional Advisers LLC J.P. Morgan Investment Management Inc.	1.18%	16.18%	9.35%	0.00%
The Fund seeks to maximize long-term growth.	Guardian Large Cap Disciplined Growth VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.87%	41.88%	17.36%	0.00%
The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.	Guardian Large Cap Disciplined Value VIP Fund Park Avenue Institutional Advisers LLC Boston Partners Global Investors, Inc. d/b/a	0.97%	13.48%	11.85%	0.00%
(1)	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

92	PROSPECTUS	APPENDIX

APPENDIX A

			As of December 31, 2023
Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks long-term growth of capital.	Guardian Large Cap Fundamental Growth VIP Fund Park Avenue Institutional Advisers LLC Clearbridge Investments, LLC	0.96%	44.56%	15.31%	0.00%
The Fund seeks long-term capital appreciation.	Guardian Mid Cap Relative Value VIP Fund Park Avenue Institutional Advisers LLC Allspring Global Investments, LLC	1.08%	9.11%	13.26%	0.00%
The Fund seeks to provide a high current income with a secondary objective of capital appreciation.	Guardian Multi-Sector Bond VIP Fund Park Avenue Institutional Advisers LLC	0.91%	4.89%	0.00%	0.00%
The fund seeks long term growth of capital.	Guardian Select Mid Cap Core VIP Fund Park Avenue Institutional Advisers LLC FIAM LLC	0.87%	16.30%	0.00%	0.00%
The Fund seeks capital appreciation.	Guardian Small Cap Core VIP Fund Park Avenue Institutional Advisers LLC Clearbridge Investments, LLC	1.05%	16.95%	0.00%	0.00%
The Fund seeks total return with an emphasis on current income as well as capital appreciation.	Guardian Total Return Bond VIP Fund Park Avenue Institutional Advisers LLC	0.79%	5.12%	0.00%	0.00%
The Fund seeks total return with an emphasis on current income as well as capital appreciation.	Guardian U.S. Government Securities VIP Fund Park Avenue Institutional Advisers LLC	0.75%	4.03%	0.00%	0.00%
Total return through growth of capital and income.	Invesco V.I. Global Real Estate Fund (Series II) Invesco Advisers, Inc. Invesco Asset Management Limited	1.27%	8.82%	1.85%	2.84%
Seeks long-term growth of capital.	Janus Henderson Global Technology and Innovation Portfolio (Service Shares) Janus Henderson Investors US LLC	0.97%	54.27%	20.05%	16.86%
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Advisor Class) PIMCO	0.79%	4.87%	0.88%	0.82%
The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO Real Return Portfolio (Advisor Class) PIMCO	0.94%	3.66%	3.05%	2.15%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund (Class 2 Shares) Franklin Advisers, Inc.	0.75%	2.88%	-2.13%	-0.66%
Seeks long-term capital growth.	Templeton Growth VIP (Class 2 Shares) Templeton Global Advisors Limited	0.87%	21.01%	6.47%	3.24%
The Victory 500 Index VIP Series seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.	Victory 500 Index VIP Series Victory Capital Management Inc.	0.28%	26.94%	15.48%	11.79%

Seeks to provide current income. Capital appreciation is a secondary objective.	Victory High Yield VIP Series Victory Capital Management Inc. Park Avenue Institutional Advisers LLC	0.89%	11.41%	4.98%	4.38%
Long-term capital appreciation.	Victory RS International VIP Series Victory Capital Management Inc.	0.93%	20.02%	8.55%	5.09%
Long-term capital appreciation.	Victory RS Large Cap Alpha VIP Series Victory Capital Management Inc.	0.55%	13.69%	11.89%	8.68%
Long-term capital growth.	Victory RS Small Cap Growth Equity VIP Series Victory Capital Management Inc.	0.88%	20.40%	5.63%	6.48%
Long-term capital appreciation.	Victory Sophus Emerging Markets VIP Series Victory Capital Management Inc.	1.35%	11.03%	3.31%	2.48%

APPENDIX	PROSPECTUS	93

APPENDIX B: FUNDS AVAILABLE UNDER THE GLWB RIDER

For contracts issued in conjunction with application dated during the periods below, the chart lists the models available to contracts with the rider. During the entire time this rider is in effect, you must invest all of your premium payments and the contract Accumulation Value in one of the allocation models listed under the applicable period for your contract.

Guardian Fund Name	Guaranteed Living Benefit Rider
	12/08/08 -12/6/10			12/07/10-4/30/10			5/1/11-4/29/12				4/30/12-6/4/12
	Growth 80/20	Moderate 60/40	Conservative 40/60	Growth 80/20	Moderate 60/40	Conservative 40/60	Aggressive 80/20	Growth 70/30	Moderate 60/40	Conservative 40/60	Aggressive 80/20	Growth 70/30	Moderate 60/40	Conservative 40/60
Guardian Core Fixed Income VIP Fund	5%	9%	13%	5%	9%	13%	5%		9%	13%	5%		9%	13%
Guardian Core Plus Fixed Income VIP Fund											2%		4%	7%
Guardian Diversified Research VIP Fund								20%				20%
Guardian Global Utilities VIP Fund	2%	2%		2%	2%		2%		2%		2%		2%
Guardian Growth & Income VIP Fund								22%				22%
Guardian Integrated Research VIP Fund	5%	4%	4%	10%	7%	5%	10%		7%	5%	10%		7%	5%
Guardian International Equity VIP Fund	8%	5%	5%	8%	5%	5%	9%		5%	5%	9%		5%	5%
Guardian International Growth VIP Fund	3%	2%		3%	2%		2%	9%	2%		2%	9%	2%
Guardian Large Cap Disciplined Growth VIP Fund	7%	5%	3%	10%	7%	5%	10%		7%	5%	10%		7%	5%
Guardian Large Cap Fundamental Growth VIP Fund	5%	4%	3%	7%	5%	4%	7%		5%	4%	7%		5%	4%
Guardian Mid Cap Relative Value VIP Fund								12%				12%
Guardian Multi-Sector Bond VIP Fund	5%	10%	15%	5%	10%	15%	5%		10%	15%	3%		6%	8%
Guardian Select Mid Cap Core VIP Fund	6%	4%	3%	6%	4%	3%	6%		4%	3%	6%		4%	3%
Guardian Small Cap Core VIP Fund	5%	4%	2%	5%	4%	2%	5%	7%	4%	2%	5%	7%	4%	2%
Guardian Small-Mid Cap Core VIP Fund	10%	9%	6%	10%	9%	6%	10%		9%	6%	10%		9%	6%
Guardian Strategic Large Cap Core VIP Fund	11%	8%	6%	7%	5%	4%	7%		5%	4%	7%		5%	4%
Guardian Total Return Bond VIP Fund	4%	8%	13%	4%	8%	13%	4%	30%	8%	13%	4%	30%	8%	13%
Guardian U.S. Government Securities VIP Fund	3%	7%	10%	3%	7%	10%	3%		7%	10%	3%		7%	10%
Janus Henderson Global Technology and Innovation Portfolio (Service Shares)	2%	2%		2%	2%		2%		2%		2%		2%
Victory INCORE Low Duration Bond VIP Series	3%	6%	9%	3%	6%	9%	3%		6%	9%	3%		6%	9%
Victory RS Large Cap Alpha VIP Series	16%	11%	8%	10%	8%	6%	10%		8%	6%	10%		8%	6%
*	You may only elect the GLWB Step-Up Death Benefit or GLWB Return of Premium Death Benefit if you elect the GLWB rider. This means that when you elect one of these death benefits, your investment allocations must conform with the GLWB investment allocation restrictions.

94	PROSPECTUS	APPENDIX

APPENDIX C – INFORMATION ABOUT CONTRACTS ISSUED WITH A GLWB RIDER OPTION IN CONJUNCTION WITH APPLICATIONS DATED PRIOR TO APRIL 30, 2012

This Appendix provides information about the GLWB rider options for contracts that were issued in conjunction with applications dated prior to April 30, 2012. You should carefully review your contract, including any attached riders, for complete information on the benefits, conditions and limitations of your contract. The Guardian Target 300 GLWB rider option is no longer available for new sales of this contract.

Single Options
Guardian Target 300	Single Life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups.
Guardian Target 250:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 250% cumulative guarantee and step-ups
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Single life with 7% annual minimum guarantee and step-ups
Guardian Target Now:	Single life with step-ups only

Spousal Options
Guardian Target 300	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups.
Guardian Target 250:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 250% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Spousal with 7% annual minimum guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

APPENDIX	PROSPECTUS	95

Annual Fees For the GLWB Rider Deducted From Accumulation Value:

If you purchased a contract with a GLWB rider, you pay an annual fee (as a percentage of the adjusted guaranteed withdrawal balance*) as shown below, based on the type of rider you chose and when you purchased the rider, subject to state approval:

	Single	Single w/ Step-Up Death Benefit	Single w/ Return of Premium Death Benefit	Spousal	Spousal w/ Step-Up Death Benefit	Spousal w/ Return of Premium Death Benefit

Maximum** (for Guardian Target 300, Guardian Target 250, Guardian Target 200 and Guardian Target Future):	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%

Maximum** (for Guardian Target Now):	1.00%	1.50%	N/A	2.00%	2.50%	N/A

Current charge for this rider for contracts issued in conjunction with applications dated:

12/23/08 through 6/7/09
Guardian Target 300	0.95%	1.30%	N/A	1.35%	1.70%	N/A
Guardian Target 200	0.70%	1.05%	N/A	1.00%	1.35%	N/A
Guardian Target Now	0.40%	0.75%	N/A	0.60%	0.95%	N/A

6/8/09 through 7/5/10
Guardian Target 300	1.20%	1.70%	N/A	1.60%	2.10%	N/A
Guardian Target 200	0.95%	1.45%	N/A	1.25%	1.75%	N/A
Guardian Target Future	0.75%	1.25%	N/A	N/A	N/A	N/A
Guardian Target Now	0.65%	1.15%	N/A	0.85%	1.35%	N/A

7/6/10 through 2/5/12
Guardian Target 300	1.35%	1.85%	1.95%	1.65%	2.15%	2.25%
Guardian Target 200	1.10%	1.60%	1.70%	1.30%	1.80%	1.90%

7/6/10 through 4/30/11
Guardian Target Future	0.90%	1.40%	N/A	1.15%	1.65%	N/A
Guardian Target Now	0.80%	1.30%	N/A	0.90%	1.40%	N/A

5/1/11 through 2/5/12
Guardian Target Future	1.00%	1.50%	N/A	1.25%	1.75%	N/A
Guardian Target Now	0.90%	1.40%	N/A	1.00%	1.50%	N/A

7/5/11 through 2/5/12
Guardian Target 250	1.25%	N/A	N/A	1.45%	N/A	N/A
*	The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the GLWB rider section of the prospectus for more information.
**	We reserve the right to increase this fee to a maximum ranging from 1.00% to 4.10%, depending on the option chosen, if the guaranteed withdrawal balance is stepped up to equal the Accumulation Value of the contract.

Premiums:

If you selected the Guardian Target 300, Guardian Target 250 or Guardian Target 200, we will not accept premium payments that exceed $2 million ($3 million for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009), in the aggregate, in the first year.

96	PROSPECTUS	APPENDIX

Guaranteed Withdrawal Benefit:

On each annual Contract Anniversary (quarterly Contract Anniversary for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) prior to the older covered person’s 90th birthday, a step-up will occur if the contract Accumulation Value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee. The overall GWB maximum for contracts is $6,000,000 ($5,000,000 for contracts issued in conjunction with applications dated prior to December 7, 2009).

On each Contract Anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that Contract Anniversary less the amount of any withdrawal taken on that Contract Anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300, Guardian Target 250, Guardian Target 200 or Guardian Target Future options of this rider (either single or spousal);

•	the Contract Anniversary is from the issue date of the contract up to the tenth Contract Anniversary;

•	no withdrawals were taken since the prior Contract Anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given Contract Anniversary is equal to the GWB on the prior Contract Anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

the annual minimum guarantee basis on the prior Contract Anniversary, multiplied by 7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a Contract Anniversary:

•	you have chosen the Guardian Target 300, Guardian Target 250 or Guardian Target 200 options of this rider (either single or spousal);

•	the Contract Anniversary is an applicable Contract Anniversary for the cumulative guarantee (10th Contract Anniversary for the Guardian Target 200, and 10th and 15th contract anniversaries for the Guardian Target 250 and the Guardian Target 300);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable Contract Anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that Contract Anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (200% for the Guardian Target 200, 200% and 250% for the Guardian Target 250, and 200% and 300% for the Guardian Target 300) multiplied by the total of all premiums received at our customer service center during the first 90 days (first contract year for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) of the Basic Contract beginning with and including the issue date of the Basic Contract; plus

•	any premium payments received on or after the first 90 days (first contract year for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) of the Basic Contract.

APPENDIX	PROSPECTUS	97

Lifetime Withdrawal Percentage:

Contracts issued in conjunction with applications dated December 23, 2008 through June 7, 2009:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	4%
60 – 69	5%
70 – 80	6%
81+	7%

Contracts issued in conjunction with applications dated June 8, 2009 through July 5, 2010:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	3%
60 – 64	4%
65 – 69	4.5%
70 – 79	5%
80+	6%

Contracts issued in conjunction with applications dated July 6, 2010 through September 27, 2012:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	3%
60 – 64	4%
65 – 79	5%
80+	6%

Allocation Models

During the entire time that your rider is in effect, you must invest all of your contract Accumulation Value in one of the following allocation models offered during the period of time you purchased your contract. You may allocate your entire Accumulation Value among the models offered under your contract at the time of purchase, subject to transfer restrictions under your contract. During the entire time this rider is in effect, you must invest all of your premium payments and the contract Accumulation Value in one of the following allocation models listed in Appendix B: Funds Available Under the GLWB Rider. Information regarding each Variable Investment Option available in the allocation models, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any sub-adviser, current expenses and performance is available in Appendix A: Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund.

All other terms and conditions that are not explained or modified in this Appendix B and that are described in the Guaranteed Lifetime Withdrawal Benefit Rider section of the prospectus are applicable to contracts issued in conjunction with applications dated prior to February 6, 2012.

98	PROSPECTUS	APPENDIX

The statement of additional information (SAI) includes additional information about the Registrant. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, call us at 1-888-GUARDIAN (1-888-482-7342) or visit our website at https://Guardianlife.onlineprospectus.net/Guardianlife/b-series/?ctype=product_sai.

Reports and other information about GIAC is available on the SEC’s website at http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Contract ID: C000072168

PROSPECTUS	99

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account R of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2024

This Statement of Additional Information (“SAI”) contains additional information to the Prospectus May 1, 2024 for the individual flexible premium deferred variable annuity contract. Unless otherwise indicated, all terms in this SAI have the same meaning as when used in the Prospectus.

This is not a prospectus.

A free Prospectus is available upon request by writing:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P. O. Box 981592

El Paso, TX 79998-1592

or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office Contact Center

1-888-GUARDIAN (1-888-482-7342)

or visiting our website https://Guardianlife.onlineprospectus.net/Guardianlife/b-series/?ctype=product_prospectus.

EB-016447 5/2017

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GENERAL INFORMATION AND HISTORY

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered by this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. GIAC’s executive office is located at 10 Hudson Yards, New York, New York 10001. The mailing address for GIAC Individual Markets, Annuities, is P.O. Box 981592, EL Paso, TX 79998-1592. GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. Guardian Life does not issue the contracts offered by this prospectus and does not guarantee the benefits they provide.

On March 13, 2003, we established the Guardian Separate Account R (the “Separate Account”) pursuant to the laws of Delaware. The Separate Account receives and invests premiums paid to it under the contract and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

SERVICES TO THE SEPARATE ACCOUNT

The GIAC maintains the books and records of the Separate Account. GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the Contract Owner.

GIAC issues variable annuity contracts and variable life insurance policies through several separate accounts all of which are registered as unit investment trusts under the 1940 Act (“Separate Accounts”). Park Avenue Securities LLC (PAS), serves as principal underwriter for the Separate Accounts pursuant to a distribution and service agreement between GIAC and PAS. Prior to December 30, 2019 PAS was a wholly owned subsidiary of GIAC. Effective December 31, 2019, Park Avenue Securities LLC (PAS), became a wholly owned subsidiary of The Guardian Life Insurance Company of America. PAS serves as principal underwriter for the Separate Accounts pursuant to a distribution and service agreement between GIAC and PAS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either PAS or of other broker-dealers which have selling agreements with PAS and GIAC. GIAC paid an aggregate amount of commissions to PAS of $16,379,266 in 2021, $14,356,514 in 2022, and $14,063,433 in 2023. Of those aggregate amounts, PAS retained $3,725,794 in 2021, $3,100,071 in 2022, and $2,963,941 in 2023.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as Annuity Payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Value of an Annuity Unit: The value of an Annuity Unit is determined independently for each of the Variable Investment Options. For any Valuation Period, the value of an Annuity Unit is equal to the value for the immediately preceding Valuation Period multiplied by the annuity change factor for the current Valuation Period. The Annuity Unit value for a Valuation Period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same Valuation Period adjusted to neutralize the assumed investment return used in determining the Annuity Payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of Annuity Units by the value of an Annuity Unit for the Valuation Period ending ten (10) days prior to the Valuation Period in which the payment is due.

Determination of the First Annuity Payment: At the time Annuity Payments begin, the value of the Contract Owner’s account is determined by multiplying the appropriate variable or fixed Accumulation Unit value on the Valuation Period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed

B-2

Accumulation Units credited to the Contract Owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable Annuity Payments is determined by multiplying the number of Annuity Units by the appropriate Annuity Unit value as of the Valuation Period ten (10) days prior to the day such payment is due. The number of Annuity Units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate Annuity Unit on the date of such payment. This number of Annuity Units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of Annuity Units will be adjusted accordingly.

The assumed investment return under the contract is the measuring point for subsequent variable Annuity Payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable Annuity Payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable Annuity Payments will decrease.

We may provide a Contract Owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the Contract Owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

CALCULATION OF YIELD QUOTATIONS FOR FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO INVESTMENT DIVISION

The yield of the investment division of the Separate Account investing in the Fidelity VIP Government Money Market Portfolio represents the net change, exclusive of gains and losses realized by the investment division investing in the Fidelity VIP Government Money Market Portfolio and unrealized appreciation and depreciation with respect to the Fidelity VIP Government Money Market Portfolio’s portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one Accumulation Unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “The Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable annuity taxes) and any applicable contingent deferred sales charge (surrender charge) assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a Contract Owner, in proportion to the length of the base period and the Investment Division’s average contract size.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result.

The current and effective yields of the Fidelity VIP Government Money Market Portfolio Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the Fidelity VIP

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Government Money Market Portfolio’s portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing Annuity Payments, the shares held in the Separate Account (and corresponding Annuity Units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the Contract Owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the Contract Owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The (i) financial statements of each of the investment options of The Guardian Separate Account R as of December 31, 2023 and for each of the periods indicated therein, and the (ii) statutory financial statements of The Guardian Insurance & Annuity Company, Inc. as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

(a)	The following financial statements have been incorporated by reference in this Part B: Incorporated by reference to Form N-VPFS filed by the Registrant on April 15, 2024 (File No. 811-21438; Accession Number: 0001193125-24-096139)

(1)	The Guardian Separate Account R:

Statement of Assets and Liabilities as of December 31, 2023

Statement of Operations for the Year Ended December 31, 2023

Statements of Changes in Net Assets for the Years Ended December 31, 2023 and 2022

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2023 and 2022

Statutory Basis Statements of Operations for the Years Ended December 31, 2023 and 2022

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2023 and 2022

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2023 and 2022

Notes to Statutory Basis Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

B-4

The Guardian Separate Account R

PART C. OTHER INFORMATION

Item 27.	Exhibits

Number	Description
(a)	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account R(1)

(b)	Not Applicable

(c)	Underwriting and Distribution Contracts:

(i) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Park Avenue Securities LLC(3)

(ii) Form of GIAC Selling Agreement(3)

(d)	Specimen of Variable Annuity Contract(2)

(e)	Form of Application for Variable Annuity Contract(2)

(f)	(i) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. dated March 2, 1970, as amended August 29, 1986 and December 21, 1999(1)

(ii) By-laws of The Guardian Insurance & Annuity Company, Inc.(1)

(g)(i)	ANNUITY REINSURANCE AGREEMENT GUARDIAN LIFE INSURANCE COMPANY and ACE TEMPEST LIFE REINSURANCE LTD.(2)

(g)(ii)	COINSURANCE AND MODIFIED COINSURANCE AGREEMENT BETWEEN THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. AND TALCOTT RESOLUTION LIFE INSURANCE COMPANY (confidential portions of this exhibit have been redacted) (17)

(h)	Participation Agreements.

(h)(i)	AB Variable Products Series Fund(5)

(h)(i)(a) First Amendment to Agreement (2008)(5)

(h)(i)(b) Amendment to Agreement (No. 2)(12)

(h)(i)(c) Amendment to Agreement (No. 3)(12)

(h)(i)(d) Amendment to Agreement (No. 4)(12)

(h)(i)(e) Amendment to Agreement (No. 5) (2015)(12)

(h)(i)(f) Amendment to Agreement (No. 6) (2021)(15)

(h)(ii)	AIM/Invesco Variable Insurance Funds (1998)(6)

(h)(ii)(a) Amendments to Agreement (No. 1-5) (1998-2005)(14)

(h)(ii)(b) Amendment to Agreement (No. 6)(5)

(h)(ii)(c) Amendment to Agreement (No. 7) (2008)(14)

(h)(ii)(d) Amendment to Agreement (No. 8)(12)

(h)(ii)(e) Amendment to Agreement (No. 9)(12)

(h)(ii)(f) Amendment to Agreement (No. 10) (2015)(12)

(h)(ii)(g) Amendment to Agreement (No. 11) (2021)(15)

(h)(iii)	BlackRock Variable Series Funds Inc.

(h)(iii)(a) Amendment to Participation Agreement (2021)(15)

(h)(iv)	Columbia Funds (9)

(h)(iv)(a) Amendment to Columbia Participation Agreement (2013)(10)

(h)(iv)(b) Amendment to Columbia Participation Agreement (2021)(15)

(h)(v)	Davis Variable Account Fund, Inc. (1999) (including Addenda 1-2)** (as amended through 2008)(13)

(h)(v)(a) Amendment to Participation Agreement (2020)(15)

(h)(vi)	Fidelity Variable Insurance Products Fund (including amendments 1-3)(5)

(h)(vi)(a) Amendment #4 to Agreement (2002)(5)

(h)(vi)(b) Amendment #5 to Agreement (2005)(5)

(h)(vi)(c) Amendment #6 to Agreement (2008)(5)

(h)(vi)(d) Amendment #7 to Agreement (2021)(15)

(h)(vii)	Franklin Templeton (2002)(5)

(h)(vii)(a) Amendment No. 1 (2004)(5)

(h)(vii)(b) Amendment No. 2 (2007)(5)

(h)(vii)(c) Amendment No. 3 (2008)(5)

(h)(vii)(d) Amendment No. 4 (2013)(12)

(h)(vii)(e) Amendment No. 5 (2015)(12)

(h)(vii)(f) Amendment No.6 (2021)(15)

(h)(viii)	Guardian Variable Products Trust (2016) (as amended through 2021)(15)

(h)(ix)	Janus Aspen Series (service shares) (2000)(6)

(h)(ix)(a) Amendment to Agreement (2000)(6)

(h)(ix)(b) Amendment to Agreement (2008)(6)

(h)(ix)(c) Amendment to Agreement (2020)(15)

(h)(x)	PIMCO / ALLIANZ (2009)(7)

(h)(x)(a) Amendment to Participation Agreement (2021)(15)

(h)(xi)	Pioneer Funds(9)

(h)(xi)(a) Amendment No. 1 to Pioneer Participation Agreement (2013)(11)

(h)(xi)(b) Amendment No. 2 to Pioneer Participation Agreement (2020)(15)

(h)(xii)	Not Applicable

(h)(xiii)	Victory Capital Management Inc. (2015)(13)

(h)(xiv)(a) Amendment to Participation Agreement (2020)(15)

(i)	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

(j)	Not Applicable

(k)	Opinion and consent of Counsel(2)

(l)	Consent of PricewaterhouseCoopers LLP(18)

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	(i) Power of attorney executed by Dominique Baede (16)

(ii) Power of attorney executed by Carl Desrochers (16)

(iii) Power of attorney executed by Michael Ferik (16)

(iv) Power of attorney executed by Kevin Molloy (16)

(v) Power of attorney executed by Michael Slipowitz (16)

(1)	Incorporated by reference to the Registration Statement filed on Form N-4 filed by the Registrant on October 3, 2008 (Registration No. 333-153840)
(2)	Incorporated by reference to the Amendment to the Registration Statement filed on Form N-4 filed by the Registrant on December 16, 2008 (Registration No. 333-153840).
(3)	Incorporated by reference to the Amendment to the Registration Statement filed on Form N-4 filed by the Registrant on April 27, 2015 (Registration No. 333-153840).
(4)	Not Applicable
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on August 1, 2008 (File No. 333-151073; Accession No. 0001193125-08-163928)
(6)

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on August 26, 2008 (File No. 333-151073; Accession No. 0001193125-08-184460)

(7)

Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2010 (File No. 333-151073; Accession No. 0001193125-10-094621)

(8)

Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2011 (File No. 333-151073; Accession No. 0001193125-11-111532)

(9)	Incorporated by reference to the Registration Statement on Form N-6 filed by the Registrant on May 2, 2013 (File No. 333- 188304; Accession No. 0001193125-13-196448)
(10)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on July 15, 2013 (File No. 333-188304; Accession No. 0001193125-13-290766)
(11)	Incorporated by reference to Pre-Effective Amendment No. 2 on Form N-6 filed by the Registrant on September 27, 2013 (File No. 333-188304; Accession No. 0001193125-13-382543)
(12)	Incorporated by reference Post-Effective Amendment No. 2 to the Registration statement on Form N-6 filed by the Registrant on April 24, 2015 (File No. 333-188304; Accession No. 0001193125-15-146150)
(13)

Incorporated by reference to Post -Effective Amendment No. 5 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2017 (File No. 333-188304; Accession No. 0001193125-17-136515)

(14)

Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on April 26, 2019 (File No. 333-222952; Accession Number 0001193125-19-122119)

(15)

Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 filed by the Registrant on April 28, 2021 (File No. 333-153840; Accession Number 0001193125-21-136940)

(16)

Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 filed by the Registrant on April 28, 2022 (File No. 333-153840; Accession Number 0001193125-22-127790)

(17)

Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 filed by the Registrant on April 27, 2023 (File No. 333-153840; Accession Number 0001193125-23-121809)

(18)	Filed herewith

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

DIRECTOR & OFFICER ROSTER

Name and Principal Business Address:	Positions and Offices with Depositor
Dominique Baede 10 Hudson Yards, New York, NY 10001	Director and President
Michael Ferik 100 First Stamford Place, Stamford, CT 06902	Director
Kevin Molloy 10 Hudson Yards, New York, NY 10001	Director
Michael Slipowitz 10 Hudson Yards, New York, NY 10001	Director & Corporate Chief Actuary
Nicholas Liolis 10 Hudson Yards, New York, NY 10001	Chief Investment Officer
Kermitt Brooks 10 Hudson Yards, New York, NY 10001	Chief Legal Officer
Harris Oliner 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Corporate Secretary
Carl Desrochers 700 South Street, Pittsfield, MA 01201	Head of IM Finance and Actuarial
Jeff Butscher 6255 Sterner’s Way, Bethlehem, PA 18017	Chief Compliance Officer & Rule 38A-1 Chief Compliance Officer
Stuart Carlisle 100 Great Meadow Road, Wethersfield, CT 06109	Head of Product Fund Management
Kimberly Delaney Geissel 6255 Sterner’s Way, Bethlehem, PA 18017	Strategic Initiatives Executive
Debra Udicious 10 Hudson Yards, New York, NY 10001	Corporate Treasurer
John H. Walter 10 Hudson Yards, New York, NY 10001	Head of Asset Management Accounting & Mutual Fund Treasurer
Nahulan Ethirveerasingam 10 Hudson Yards, New York, NY 10001	Head of Annuity Product Management
Alex D. Borress 101 Crawfords Corner Rd. Holmdel, NJ 07733	Senior Lead Actuary, Head of Life & Annuity Pricing
Shawn P. McGrath 700 South Street, Pittsfield, MA 01201	Individual Markets Controller
Christian Mele 6255 Sterner’s Way, Bethlehem, PA 18017	Head of Annuity & PAS Operations and Customer Service
Mariana Slepovitch 10 Hudson Yards, New York, NY 10001	Senior Actuary, Corporate
Brian Hagan 10 Hudson Yards, New York, NY 10001	Anti-Money Laundering Officer
John J. Monahan 6255 Sterner’s Way, Bethlehem, PA 18017	Compliance Lead, Individual Markets

Item 29.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor.

As of 12/31/2023

The Guardian Life Insurance Company of America
(New York Mutual Insurer)
Guardian Acquisition I, LLC (Delaware LLC) (100% GLIC owned) ✎06/15/2017
Berkshire Life Insurance Company of America (Massachusetts Corp.) (100% GLIC owned) ✎12/22/2000
First Commonwealth, Inc. (4) (Delaware Corp.) (100% GLIC owned) ✎08/06/1999
Managed Dental Care (California Corp.) (100% GLIC owned) ✎04/25/1996
Park Avenue Life Insurance Company (Delaware Corp.) (100% GLIC owned) ✎03/18/1996
Guardian Investor Services LLC (3) (Delaware LLC) (100% GLIC owned) ✎12/19/2001
Park Avenue Securities LLC (Delaware LLC) (100% GLIC owned) ✎09/22/1998
The Guardian Insurance & Annuity Company, Inc. (Delaware Corp.) (100% GLIC owned) ✎06/08/1970
Guardian Acquisition II, LLC (Delaware LLC) (100% GLIC owned) ✎06/09/2022
Managed DentalGuard, Inc. (New Jersey) (100% GLIC owned) ✎04/05/2001
Managed DentalGuard, Inc. (Texas Corp.) (100% GLIC owned) ✎01/15/1997
Family Service Life Insurance Company (Texas Corp.) (100% GLIC owned) ✎06/01/1998
GIS Canada Holdings Corp. (Delaware Corporation) (100% GLIC owned) ✎12/11/2015
Victory High Yield Bond Fund (5) (Delaware Statutory Trust) (17.77% GLIC owned) (2) ✎10/09/2006
Innovative Underwriters, Inc. (New Jersey Corp.) (100% GLIC owned) ✎07/26/1999
Sentinel American Life Insurance Company (Texas Corp.) (100% GLIC owned) ✎06/01/1998
IA PA LLC (Delaware LLC) (100% GLIC owned) ✎03/05/2020
DTC GLIC, LLC (New York LLC) (100% GLIC owned) ✎03/19/2018

---

(1) This chart shows all entities in which The Guardian Life Insurance Company of America's (GLIC) ownership interest on a direct or indirect basis, as of December 31, 2023, is 10% or greater.

(2) Calculated as of December 31, 2023.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA HOLDING COMPANY ORGANIZATIONAL CHART (1) The Guardian Life Insurance Company of America (5) (New York Mutual Insurer) Guardian Acquisition I, LLC Berkshire Life Insurance First Commonwealth, Inc. (4) Managed Dental Care Park Avenue Life (Delaware LLC) Company of America Guardian Investor Services LLC (3) Park Avenue Securities LLC The Guardian Insurance & (Delaware Corp.) (California Corp.) Insurance Company (100% owned) (Massachusetts Corp.) (Delaware Corp.) (Delaware LLC) (Delaware LLC) Annuity Company, Inc. (100% owned) (100% owned) 06/15/2017 (100% owned) (100% owned) (100% owned) (100% owned) (Delaware Corp.) 08/06/1999 04/25/1996 12/22/2000 12/19/2001 09/22/1998 (100% owned) 03/18/1996 06/08/1970 Guardian Acquisition II, LLC Managed DentalGuard, Inc. Managed DentalGuard, Inc. Family Service Life (Delaware LLC) (New Jersey) (Texas Corp.) Insurance Company (100% owned) (100% owned) (100% owned) (Texas Corp.) 06/09/2022 04/05/2001 01/15/1997 (100% owned) 06/01/1998 GIS Canada Holdings Corp. Victory High Yield Innovative Underwriters, Inc. Sentinel American Life (Delaware Corporation) (5) Bond Fund (New Jersey Corp.) Insurance Company (100% owned) (Delaware Statutory Trust) (100% owned) (Texas Corp.) 12/11/2015 (2) (13.38% owned) 07/26/1999 (100% owned) 10/09/2006 06/01/1998 IA PA LLC DTC GLIC, LLC (Delaware LLC) (New York LLC) (100% owned) (100% owned) 03/05/2020 03/19/2018 (1) This chart shows all entities in which The Guardian Life Insurance Company of America’s ownership interest as of March 31, 2023 is 10% or greater. (2) Calculated as of March 31, 2023. (3) This entity is a successor to Guardian Investor Services Corporation 1970. See page 4 for a chart of the subsidiaries of this entity. (4) See page 2 for a chart of the subsidiaries of this entity. (5) This entity is a series fund of Victory Portfolios, a registered investment company organized as a Delaware statutory trust. The date The Guardian Life Insurance Company of America (“GLIC”) either directly or indirectly acquired control.

Page 2

First Commonwealth, Inc. (Delaware Corp.) (100% GLIC owned) 08/06/1999
First Commonwealth Insurance Company (Illinois Corp.) (100% GLIC owned) 08/06/1999
First Commonwealth of Illinois, Inc. (Illinois Corp.) (100% GLIC owned) 08/06/1999
First Commonwealth of Missouri, Inc. (Missouri Corp.) (100% GLIC owned) 08/06/1999
Managed DentalGuard, Inc. (Ohio Corp.) (100% GLIC owned) 08/09/2010
Guardian India Operations Private Limited (India Corp) (99.999% GLIC owned) 08/01/2014
First Commonwealth Limited Health Services Corporation (Illinois Corp.) (100% GLIC owned) 08/06/1999
First Commonwealth Limited Health Services Corporation of Michigan (Michigan Corp.) (100% GLIC owned) 08/06/1999
Avatar Holdco 1, Inc.* (Delaware Corp.) (100% GLIC owned) 03/03/21
Avatar Holdings, LLC* (Delaware Corp.) (~88% GLIC owned) 03/03/21
Avēsis, LLC* ** (1) (Delaware Corp.) 01/29/2016
Avatar Holdco 2, Inc.* (1) (Delaware Corp.) 03/04/21
Avēsis Third Party Administrators, LLC* ** (1) (Arizona Corp.) 01/29/2016
Avēsis Insurance Incorporated* (1) (Arizona Corp.) 01/29/2016
Avēsis of New York, Inc.* (1) (New York Corp.) 01/29/2016
Premier Group, Inc.* (1) (California Corp.) 08/01/2014
Premier Access Insurance Company* (1) (California Corp.) 08/01/2014
Avēsis of Florida, Inc.* (1) (New York Corp.) 11/02/2023
Avēsis Dental IPA, LLC* (1) (New York) 03/09/2020
Avēsis Eye Care IPA, LLC* (1) (New York) 03/09/2020
Access Dental Plan* (1) (California Corp.) 08/01/2014
Access Dental Plan of Nevada, Inc.* (1) (Nevada Corp.) 08/01/2014
Access Dental Plan of Utah, Inc.* (1) (Utah Corp) 08/01/2014

The date GLIC either directly or indirectly acquired control.

Page 2 First Commonwealth, Inc. (Delaware Corp.) (100% owned) 08/06/1999 Avatar Holdco 1, Inc.* (Delaware Corp.) First Commonwealth First Commonwealth of First Commonwealth of Managed DentalGuard, Inc. (100% owned) Insurance Company Illinois, Inc. Missouri, Inc. (Ohio Corp.) 03/03/21 (Illinois Corp.) (Illinois Corp.) (Missouri Corp.) (100% owned) (100% owned) (100% owned) (100% owned) 08/09/2010 08/06/1999 08/06/1999 08/06/1999 Avatar Holdings, LLC* (Delaware Corp.) (~88% owned) Guardian India Operations First Commonwealth Limited First Commonwealth Limited Health 03/03/21 Private Limited Health Services Corporation Services Corporation of Michigan (India Corp) (Illinois Corp.) (Michigan Corp.) (99.999% owned) (100% owned) (100% owned) 08/01/2014 08/06/1999 08/06/1999 (1) (1) Avēsis, LLC* ** Avatar Holdco 2, Inc.* (Delaware Corp.) (Delaware Corp.) 01/29/2016 03/04/21 Avēsis Third Party Administrators, LLC* ** (1) (Arizona Corp.) Avēsis Insurance Incorporated* (1) Avēsis of New York, Inc.* (1) Premier Group, Inc.* (1) Premier Access Insurance Company* (1) 01/29/2016 (Arizona Corp.) (New York Corp.) (California Corp.) (California Corp.) 01/29/2016 01/29/2016 08/01/2014 08/01/2014 Access Dental Plan* (1) Access Dental Plan of Nevada, Inc.* (1) Access Dental Plan of Utah, Inc.* (1) Avēsis Dental IPA, LLC* (1) Avēsis Eye Care IPA, LLC* (1) (Utah Corp) (California Corp.) (Nevada Corp.) (New York) (New York) 08/01/2014 08/01/2014 08/01/2014 03/09/2020 03/09/2020 * Avēsis/Premier organization was restructured in connection with a transaction with Cressey & Company, effective October 1, 2021. ** As part of the Cressey transaction, on October 1, 2021, Avēsis Incorporated changed its name to Avēsis, LLC and Avēsis Third Party Administrators, Inc. changed its name to Avēsis Third Party Administrators, LLC. (1) Indicated entity is a directly or indirectly wholly owned subsidiary of Avatar Holdings, LLC and thereby GLIC has an indirect 88% ownership interest therein through Avatar Holdings, LLC. The date GLIC either directly or indirectly acquired control.

Page 3[1]
The Guardian Life Insurance Company of America (New York Mutual Life Insurer)
Guardian Shores, LLC (Delaware LLC) (100% GLIC owned) ✎07/12/2010
Shores, LLC (Delaware LLC) (50% GLIC owned) ✎06/02/2010
REIGL Chambersburg LLC (Delaware LLC) (100% GLIC owned) ✎08/25/2022
REIGL EREG Chambersburg LLC (Delaware LLC) (90% GLIC owned) ✎08/29/2022
Hanover Goodyear LLC* (Delaware LLC) (100% GLIC owned) ✎02/25/2010
Guardian Park Place LLC (Delaware LLC) (100% GLIC owned) ✎07/12/2011
Guardian Quincy, LLC (Delaware LLC) (100% GLIC owned) ✎12/02/2008
Guardian Tryon Village LLC (Delaware LLC) (100% GLIC owned) ✎07/23/2011
CBRE U.S. Credit Partners, LP (Delaware LP) (15% GLIC owned) ✎03/31/2022
Seasons Lynnwood, LLC (Delaware LLC) (100% GLIC owned) ✎10/31/2014
Guardian Ledges, LLC (Delaware LLC) (100% GLIC owned) ✎11/04/2008
Hanover Hoffman Estates LLC (Delaware LLC) (100% GLIC owned) ✎01/06/2015
Guardian Exchange LLC (Delaware LLC) (100% GLIC owned) ✎05/05/2016
Hanover Acquisition II LLC (Delaware LLC) (100% GLIC owned) ✎12/22/2009
REIGL Chapel Run LLC (Delaware LLC) (100% GLIC owned) ✎08/10/2022
REIGL SC Chapel LLC (Delaware LLC) (90% GLIC owned) ✎08/11/2022
REIGL SC Chapel Owner LLC (Delaware LLC) (90% GLIC owned) ✎08/11/2022
REIGL Magnolia LLC (Delaware LLC) (100% GLIC owned) ✎04/22/2022
REIGL SC Magnolia LLC (Delaware LLC) (90% GLIC owned) ✎05/03/2022
REIGL SC Magnolia Owner (Delaware LLC) (90% GLIC owned) ✎05/03/2022
REIGL Hartley View LLC (Delaware LLC) (100% GLIC owned) ✎08/10/2023
Hartley View Partners LLC[2] (Delaware LLC) (97% GLIC owned) ✎08/14/2023
Hartley View Fee Owner[2] (Delaware LLC) (97% GLIC owned) ✎08/14/2023
Guardian/Abbey, LLC (Delaware LLC) (100% GLIC owned) ✎07/23/2007
400 Columbus, LLC (Delaware LLC) (100% GLIC owned)
400 Columbus II, LLC (Delaware LLC) (100% GLIC owned) ✎10/11/2007
REIGL 1350 Connecticut Avenue LLC (Delaware LLC) (100% GLIC owned) ✎04/20/2023
REIGL 1350 Connecticut Avenue Lender LLC (Delaware LLC) (100% GLIC owned) ✎05/01/2023
INVREG S Acacia LLC (Delaware LLC) (100% GLIC owned) ✎08/03/2022
360 S. Acacia Partnership (New York GP) (53% GLIC owned) ✎11/23/1988
Guardian Piazza D'Oro (Delaware LLC) (100% GLIC owned) ✎09/12/2013
Guardian Lumiere LLC (Delaware LLC) (100% GLIC owned) ✎03/18/2016
Hanover South Barrington LLC (Delaware LLC) (100% GLIC owned) ✎03/24/2017
B.A. Ventures, LLC (New York LLC) (50% GLIC owned) ✎07/02/1997
Guardian Cambridge Alewife LLC (Delaware LLC) (100% GLIC owned) ✎10/09/2019
REIGL Culebra Market LLC (Delaware LLC) (100% GLIC owned) ✎09/13/2022
REIGL Maple Culebra Market LLC (Delaware LLC) (95% GLIC owned) ✎11/02/2022
RMCM GP LLC (Delaware LLC) (95% GLIC owned) ✎10/03/2022
REIGL Culebra Market LP (Delaware LP) (95% GLIC owned) ✎10/03/2022
INVREG Solis LLC (Delaware LLC) (100% GLIC owned) ✎09/21/2021
Center Key Land Partners LLC[3] (Delaware LLC) (97.24% GLIC owned) ✎09/15/2021
Center Key Holdco LLC[3] (Delaware LLC) (97.24% GLIC owned) ✎10/01/2021
Solis FL Owner LLC[3] (Delaware LLC) (97.24% GLIC owned 3) ✎07/11/2018
INVREG Wayzata LLC (Delaware LLC) (100% GLIC owned) ✎07/16/2021
GS-INVREG Wayzata LLC (Delaware LLC) (90% GLIC owned) ✎07/19/2021
GS-INVREG Wayzata Owner LLC (Delaware LLC) (90% GLIC owned) ✎07/19/2021
Guardian Springwoods III LLC (Delaware LLC) (100% GLIC owned) ✎11/05/2019
Springwoods III Residential, LLC (Delaware LLC) (100% GLIC owned) ✎10/21/2019
Guardian Troy Court LLC (Delaware LLC) (100% GLIC owned) ✎11/20/2020
Troy Court Industrial LLC (Delaware LLC) (50% GLIC owned) ✎11/12/2020
Guardian Chelsea Place LLC (Delaware LLC) (100% GLIC owned) ✎07/27/2018
Chelsea Place Apartments LLC (Delaware LLC) (90% GLIC owned) ✎07/25/2018
REIGL Davenport LLC (Delaware LLC) (100% GLIC owned) ✎04/13/2022
ALTA Davenport LLC (Delaware LLC) (93% GLIC owned) ✎02/10/2022
JLL REIGL Multifamily I LLC (Delaware LLC) (95% GLIC owned) ✎10/14/2022
REIGL Hunter Industrial A LLC (Delaware LLC) (100% GLIC owned) ✎06/06/2023
Hunter Industrial A Owner, LLC (Delaware LLC) (90% GLIC owned) ✎05/22/2023
Hunter Industrial A Building Owner, LLC (South Carolina LLC) (90% GLIC owned) ✎06/07/2023
INVREG GMJV LLC (Delaware LLC) (100% GLIC owned) ✎07/19/2021
G-M Joint Venture (Tennessee GP) (90% GLIC owned) ✎09/27/1989
INVREG Montebello LLC (Delaware LLC) (100% GLIC owned) ✎07/20/2021
BWE REIGL Multifamily I LLC (Delaware LLC) (95% GLIC owned) ✎12/29/2023
INVREG Slauson LLC (Delaware LLC) (100% GLIC owned) ✎07/20/2021
WD REIGL Multifamily I LLC (Delaware LLC) (95% GLIC owned) ✎12/05/2023
INVREG Alcoa LLC (Delaware LLC) (100% GLIC owned) ✎05/28/2017
INVREG Arpeggio LLC (Delaware LLC) (100% GLIC owned) ✎07/26/2021
Shelter Growth Commercial Real Estate Credit Fund IV LP (Delaware LP) (62% GLIC owned) ✎04/20/2022

(1) This chart shows subsidiaries holding primarily real estate assets.
(2) This entity is 85% indirectly owned by Guardian through REIGL Hartley View LLC and 12% indirectly owned by Guardian through TruAmerica Properties BFR LLC. This entity also appears on page 7.
(3) This entity is 90.00% indirectly owned by Guardian through INVREG Solis LLC and 7.24% indirectly owned by Guardian through TruAmerica Properties IV LLC.
✎ The date GLIC either directly or indirectly acquired control.
* Asset sold; entity to be dissolved.

Page 3(1) The Guardian Life Insurance Company of America (New York Mutual Life Insurer) Guardian Shores, LLC REIGL Chambersburg LLC Hanover Goodyear LLC* Guardian Park Place LLC Guardian Quincy, LLC Guardian Ledges, LLC Hanover Hoffman Estates LLC REIGL Chapel Run LLC REIGL Magnolia LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (100% owned) (100% owned) 100% owned (100% owned) (100% owned) 100% owned (100% owned) 100% owned 100% owned 07/12/2010 08/25/2022 02/25/2010 07/12/2011 12/02/2008 11/04/2008 01/06/2015 08/10/2022 04/22/2022 Shores, LLC REIGL EREG Chambersburg LLC REIGL SC Chapel LLC REIGL SC Magnolia LLC (Delaware LLC) (Delaware LLC) Guardian Tryon Village LLC Airside Business Park LP Seasons Lynnwood, LLC Guardian Exchange LLC Hanover Acquisition II LLC (Delaware LLC) (Delaware LLC) (50% owned) (90% owned) (Delaware LLC) (Pennsylvania LP) (Delaware LLC) (Delaware LLC) (Delaware LLC) 90% owned 90% owned 08/29/2022 (100% owned) 25% owned) (100% owned) (100% owned) 06/02/2010 (100% owned) 08/11/2022 05/03/2022 07/23/2011 10/28/1998 10/31/2014 05/05/2016 12/22/2009 REIGL SC Chapel Owner LLC REIGL SC Magnolia Owner (Delaware LLC) (Delaware LLC) Guardian/Abbey, LLC INVREG S Acacia LLC Guardian Piazza D’Oro Guardian Lumiere LLC Hanover South Barrington LLC B.A. Ventures, LLC Guardian Cambridge Alewife LLC 90% owned 90% owned (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (New York LLC) (Delaware LLC) 05/03/2022 08/11/2022 (100% owned) (100% owned) 100% owned (100% owned) (100% owned) (50% owned) (100% owned) 07/23/2007 08/03/2022 09/12/2013 03/18/2016 03/24/2017 07/02/1997 10/09/2019 360 S. Acacia Partnership (New York GP) INVREG Solis LLC INVREG Wayzata LLC Guardian Springwoods Guardian Troy Court LLC Guardian Chelsea Place LLC REIGL Davenport LLC JLL REIGL 400 Columbus, LLC (53% owned) (Delaware LLC) (Delaware LLC) III LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) Multifamily I LLC (Delaware LLC) 11/23/1988 (100% owned) (100% owned) (Delaware LLC) (100% owned) (100% owned) 100% owned (Delaware LLC) (100% owned) 09/21/2021 07/16/2021 (100% owned) 11/20/2020 07/27/2018 04/13/2022 95% owned 07/23/2007 REIGL Culebra Market LLC 11/05/2019 10/14/2022 (Delaware LLC) ALTA Davenport LLC Center Key Land GS-INVREG Wayzata LLC Troy Court Industrial LLC Chelsea Place 400 Columbus II, LLC (100% owned) (Delaware LLC) Springwoods III (Delaware LLC) Partners LLC (Delaware LLC) Apartments LLC (Delaware LLC) 09/13/2022 (90% owned by INVREG Residential, LLC 93% owned (Delaware LLC) (50% owned) (Delaware LLC) (100% owned) Wayzata LLC) (Delaware LLC) 02/10/2022 (90% owned) 11/12/2020 (90% owned) 10/11/2007 07/19/2021 (100% owned) 07/25/2018 10/21/2019 REIGL Maple Culebra RMCM GP LLC Center Key Holdco LLC Market LLC (Delaware LLC) GS-INVREG Wayzata (Delaware LLC) (95% owned) (Delaware LLC) (90% owned) Owner LLC (95% owned) 10/03/2022 (Delaware LLC) INVREG GMJV LLC INVREG INVREG Slauson INVREG Alcoa INVREG 10/01/2021 (Delaware LLC) Montebello LLC 11/02/2022 (100% owned by (100% owned) LLC LLC Arpeggio LLC GS-INVREG Wayzata LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) 07/19/2021 07/19/2021 (100% owned) (100% owned) (100% owned) (100% owned) Solis FL Owner LLC 07/20/2021 07/20/2021 05/28/2017 07/26/2021 REIGL Culebra Market LP (Delaware LLC) (Delaware LP) (90% owned) G-M Joint Venture (95% owned) 07/11/2018 (Tennessee GP) 10/03/2022 (90% owned) 09/27/1989 (1) This chart shows subsidiaries holding primarily real estate assets The date GLIC either directly or indirectly acquired control * Asset sold; entity to be dissolved.

Page 4

- **Guardian Investor Services LLC** (Delaware LLC) (100% GLIC owned) ⁕12/19/2001
  - **GIS Credit Opportunities LLC** (Delaware LLC) (100% GLIC owned) ⁕10/01/2015
    - Park Avenue Institutional Advisers CLO Ltd 2016-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (76.72% GLIC owned) ⁕11/10/2015
    - Park Avenue Institutional Advisers CLO Ltd 2017-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% GLIC owned) ⁕10/28/2016
    - Park Avenue Institutional Advisers CLO Ltd 2018-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (52.32% GLIC owned) ⁕01/24/2018
    - Park Avenue Institutional Advisers CLO Ltd 2019-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% GLIC owned) ⁕11/07/2018
    - Park Avenue Institutional Advisers CLO Ltd 2019-2 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (71.12% GLIC owned) ⁕11/07/2018
    - Park Avenue Institutional Advisers CLO Ltd 2021-1 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (70.93% GLIC owned) ⁕10/15/2020
    - Park Avenue Institutional Advisers CLO Ltd 2021-2 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% GLIC owned) ⁕04/16/2021
    - Park Avenue Institutional Advisers CLO Ltd 2022-1 (4) (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% GLIC owned) ⁕08/19/2021
    - Park Avenue Institutional Advisers CLO Ltd 2022-2 (exempted company incorporated with limited liability under the laws of the Cayman Islands) (100% GLIC owned) ⁕10/20/2021
  - **GIS Strategic Ventures, LLC** (Delaware LLC) (100% GLIC owned) ⁕06/4/2015
  - **Hawk Equity Holdings LLC** (Delaware LLC) (100% GLIC owned) ⁕01/10/2022
  - **Park Avenue Investment Advisory LLC (3)** (Delaware LLC) (100% GLIC owned) ⁕05/21/2020
  - **Hudson Kettle LLC** (Delaware LLC) (100% GLIC owned) ⁕03/01/2023
  - **Hanover Square Funding, LLC** (Delaware LLC) (100% GLIC owned) ⁕04/16/2014
  - **Hanover Square Real Estate Management LLC (1)** (Delaware LLC) (100% GLIC owned) ⁕08/20/2015
  - **Park Avenue Credit Opportunities LLC** (Delaware LLC) (100% GLIC owned) ⁕11/23/2016
  - **Park Avenue Institutional Advisers LLC** (Delaware LLC) (100% GLIC owned) ⁕02/5/2015
  - **Hanover Square Real Estate Management 2 LLC** (Delaware LLC) (100% GLIC owned) ⁕02/02/2018
    - Hanover Square TAP 2 LLC (2) (Delaware LLC) (100% GLIC owned) ⁕02/02/2018
  - **Guardian Membership LLC** (Delaware LLC) (100% GLIC owned) ⁕05/27/2022

---

⁕ The date GLIC either directly or indirectly acquired control.

Page 4 Guardian Investor Services LLC (Delaware LLC) (100% owned) 12/19/2001 Hanover Square Funding, LLC Park Avenue Credit Guardian Membership LLC (3) Park Avenue Institutional (Delaware LLC) GIS Credit Opportunities LLC GIS Strategic Ventures, LLC Park Avenue Investment Advisory LLC (Delaware LLC) Opportunities LLC Advisers LLC (100% owned) (Delaware LLC) (Delaware LLC) (Delaware LLC) (100% owned) (Delaware LLC) (Delaware LLC) 05/27/2022 (100% owned) (100% owned) (100% owned) 04/16/2014 (100% owned) (100% owned) 10/01/2015 06/4/2015 05/21/2020 11/23/2016 02/5/2015 Park Avenue Institutional Square Real Estate Management 2 LLC Park Avenue Institutional Hawk Equity Holdings LLC Hudson Kettle LLC Hanover Square Real Estate Management LLC (1) Hanover Advisers CLO Ltd 2016-1 Advisers CLO Ltd 2017-1 (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (exempted company (exempted company (100% owned) (100% owned) (100% owned) (100% owned) incorporated with limited incorporated with limited 01/10/2022 03/01/2023 08/20/2015 02/02/2018 liability under the laws of liability under the laws of the Cayman Islands) the Cayman Islands) (76.72% owned) (100% owned) 11/10/2015 10/28/2016 Hanover Square TAP 2 LLC (2) (Delaware LLC) (100% owned) 02/02/2018 Park Avenue Institutional Park Avenue Institutional Park Avenue Institutional Park Avenue Institutional Park Avenue Institutional Advisers CLO Ltd 2018-1 Advisers CLO Ltd 2019-1 Advisers CLO Ltd 2019-2 Advisers CLO Ltd 2021-1 Advisers CLO Ltd 2021-2 (exempted company (exempted company (exempted company (exempted company (exempted company incorporated with limited incorporated with limited incorporated with limited incorporated with limited incorporated with limited liability under the laws of liability under the laws of liability under the laws of liability under the laws of liability under the laws of the Cayman Islands) the Cayman Islands) the Cayman Islands) the Cayman Islands) the Cayman Islands) (52.32% owned) (100% owned) (71.12% owned) (70.93% owned) (100% owned) 01/24/2018 11/07/2018 11/07/2018 10/15/2020 04/16/2021 Park Avenue Institutional Park Avenue Institutional Advisers CLO Ltd 2022-1 (4) Advisers CLO Ltd 2022-2 (exempted company (exempted company incorporated with limited incorporated with limited liability under the laws of the liability under the laws of the Cayman Islands) Cayman Islands) (100% owned) (100% owned) 08/19/2021 10/20/2021 (1) See page 5 for a chart of the subsidiaries of this entity. (2) See page 9 for a chart of the subsidiaries of this entity. (3) Formerly known as Guardian Advisory Services, LLC. Name changed effective 03/19/21. (4) Formerly known as Park Avenue Institutional Advisers CLO Ltd 2021-3. Name changed effective 12/09/21. The date GLIC either directly or indirectly acquired control.

Page 5

- **Hanover Square Real Estate Management LLC** (Delaware LLC) (100% GLIC owned) ⁜08/20/2015
  - 901 Hawthorne/250 Spring Lake, LLC (Delaware LLC) (60% GLIC owned) ⁜07/27/2006
  - Guardian Park Potomac LLC (Delaware LLC) (100% GLIC owned) ⁜10/3/2013
    - GFP Residential Holdings, LLC (Delaware LLC) (50% GLIC owned) ⁜07/17/2013
  - Hanover Square TAP LLC (1) (Delaware LLC) (100% GLIC owned) ⁜10/28/15
  - Hanover Square LCP LLC (2) (Delaware LLC) (100% GLIC owned) ⁜10/28/15
  - Willowbrook Center Joint Venture * (IL GP) (90% GLIC owned) ⁜02/21/1991
  - Guardian Parkside Commons LLC (Delaware LLC) (100% GLIC owned) ⁜02/18/2004
    - Parkside Commons Apartments LLC (Delaware LLC) (90% GLIC owned) ⁜04/12/2007

---

* Asset sold; entity to be dissolved.

⁜ The date GLIC either directly or indirectly acquired control.

Page 5 Hanover Square Real Estate Management LLC (Delaware LLC) (100% owned) 08/20/2015 901 Hawthorne/250 Spring Lake, LLC Guardian Park Potomac LLC Hanover Square TAP LLC (1) Hanover Square LCP LLC (2) Willowbrook Center Joint Venture * Guardian Parkside Commons LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (IL GP) (Delaware LLC) (60% owned) (100% owned) (100% owned) (100% owned) (90% owned) (100% owned) 07/27/2006 10/3/2013 10/28/15 10/28/15 02/21/1991 02/18/2004 GFP Residential Holdings, LLC Parkside Commons Apartments LLC (Delaware LLC) (Delaware LLC) (50% indirectly owned by (90% indirectly owned by Guardian through Guardian through Guardian Park Guardian Parkside Commons LLC) Potomac LLC) 04/12/2007 07/17/2013 * Asset sold; entity to be dissolved. (1) See pages 6, 7 and 8 for charts of the subsidiaries of this entity. (2) See page 10 for a chart of the subsidiaries of this entity.

Page 6

- **Hanover Square TAP LLC** (Delaware LLC) (100% GLIC owned) ✎10/28/2015
  - **TruAmerica Properties V LLC** (Delaware LLC) (90% GLIC owned) ✎06/22/2022
    - TA MF Manager VII LLC (Delaware LLC) (82.00% GLIC owned) ✎06/22/2022
    - TA MF Manager VIII LLC (Delaware LLC) (85.40% GLIC owned) ✎06/22/2022
    - Willa Creek Manager LLC (Delaware LLC) (74.17% GLIC owned) ✎09/21/2022
    - TA Four Lakes Manager LLC (Delaware LLC) (78.03% GLIC owned) ✎12/16/2022
    - TA Loretto Manager LLC (Delaware LLC) (78.59% GLIC owned) ✎12/16/2022
    - TA 1401 Manager LLC (Delaware LLC) (76.63% GLIC owned) ✎02/06/2023
    - TA Country Woodlake Manager LLC (Delaware LLC) (72.40% GLIC owned) ✎02/21/2023
    - TA Nineteen01 Manager LLC (Delaware LLC) (72.33% GLIC owned) ✎07/20/2023
  - **TruAmerica Properties IV LLC** (Delaware LLC) (90% GLIC owned) ✎08/21/2020
    - Hidden Ridge Manager LLC (Delaware LLC) (77.32% GLIC owned) ✎04/06/2022
    - TA Sawmill Manager LLC (Delaware LLC) (74.10% GLIC owned) ✎06/09/2022
    - Wicklow Manager LLC (Delaware LLC) (73.38% GLIC owned) ✎06/21/2022
    - Tru MF Manager VI LLC (Delaware LLC) (83.40% GLIC owned) ✎06/16/2022
    - TA Chase Mill Manager LLC (Delaware LLC) (72.40% GLIC owned) ✎06/13/2022
    - Delaney Manager LLC (Delaware LLC) (73.52% GLIC owned) ✎06/24/2022
    - Kirkwood LL LLC (Delaware LLC) (90.00% GLIC owned) ✎10/11/2021
    - Kirkwood Manager LLC (Delaware LLC) (71.53% GLIC owned) ✎10/11/2021
    - TA Holdings Kirkwood LLC (Delaware LLC) (90.00% GLIC owned) ✎10/11/2021
    - TA Holdings Meadowglen LLC (Delaware LLC) (90.00% GLIC owned) ✎10/11/2021
    - Meadowglen Manager LLC (Delaware LLC) (71.93% GLIC owned) ✎10/11/2021
    - Stone Hollow Manager LLC (Delaware LLC) (72.28% GLIC owned) ✎03/30/22
    - TA Mason Manager LLC (Delaware LLC) (73.36% GLIC owned) ✎09/03/2021
    - TA Holdings Mason LLC (Delaware LLC) (90.00% GLIC owned) ✎09/03/2021
    - Center Key Manager LLC (Delaware LLC) (72.36% GLIC owned) ✎09/15/2021
    - TRU MF Manager V LLC (Delaware LLC) (78.58% GLIC owned) ✎10/06/2021
    - TA Dakota Manager LLC (Delaware LLC) (72.417 % GLIC owned) ✎04/20/2022
    - Mason LL LLC (Delaware LLC) (90.00% GLIC owned) ✎09/03/2021
    - Willowlake Manager LLC (Delaware LLC) (73.37% GLIC owned) ✎04/20/2022
    - Longhorn Manager LLC (Delaware LLC) (85.08% GLIC owned)
    - Canyon Ridge Manager LLC (Delaware LLC) (73.75% GLIC owned) ✎08/09/2021
    - TA Holdings Canyon Ridge LLC (Delaware LLC) (90.00% GLIC owned) ✎08/09/2021
    - TA Skye Manager LLC (Delaware LLC) (72.00% GLIC owned) ✎07/22/2021
    - Meadowglen LL LLC (Delaware LLC) (90.00% GLIC owned) ✎10/11/2021
    - TA Highland Park Manager LLC (Delaware LLC) (72.30% GLIC owned) ✎11/29/2021
    - Belcher Manager LLC (Delaware LLC) (72.08% GLIC owned) ✎04/28/2022
    - Tripp Manager LLC (Delaware LLC) (72.17% GLIC owned)
    - TA Retreat LV Manager LLC (Delaware LLC) (64.83% GLIC owned) ✎06/14/2021
    - TRU MF Manager IV LLC (Delaware LLC) (72.03% GLIC owned) ✎07/16/2021
    - TA Panda Manager LLC (Delaware LLC) (71.94% GLIC owned) ✎04/29/2021
    - Hidden Ridge LL LLC (Delaware LLC) (90.00% GLIC owned) ✎04/06/2022
    - Canyon Ridge LL LLC (Delaware LLC) (90.00% GLIC owned) ✎08/09/2021
    - TA Holdings Hidden Ridge LLC (Delaware LLC) (90.00% GLIC owned) ✎04/06/2022
    - TRU MF Manager III LLC (Delaware LLC) (81.86% GLIC owned) ✎06/02/2021
    - Indian Trail Manager LLC (Delaware LLC) (72.02% GLIC owned) ✎10/30/2020
    - TA Anchor 2 Manager LLC (Delaware LLC) (64.35% GLIC owned) ✎10/15/2020
    - TA Holdings Indian Trail LLC (Delaware LLC) (90% GLIC owned) ✎10/30/2020
    - Bella Thunderbird Manager LLC (Delaware LLC) (100% GLIC owned) ✎12/2/2020
    - Spyglass Manager LLC (Delaware LLC) (77.00% GLIC owned) ✎11/17/2021
    - William Cannon Austin Manager LLC (Delaware LLC) (72.97% GLIC owned) ✎04/18/2022
    - Indian Trail LL LLC (Delaware LLC) (90% GLIC owned) ✎10/30/2020
    - Grand Pointe Manager LLC (Delaware LLC) (72.72% GLIC owned) ✎11/25/2020
    - Miller Huggins Manager LLC (Delaware LLC) (100% GLIC owned) ✎12/2/2020
    - Aurora Retreat Manager LLC (Delaware LLC) (100% GLIC owned) ✎12/22/2020
    - Buckeye Manager LLC (Delaware LLC) (74.32% GLIC owned) ✎11/05/2021
  - **TruAmerica Properties II LLC** [(1)] (Delaware LLC) (40% GLIC owned) ✎05/08/2014

✎ The date GLIC either directly or indirectly acquired control.

Page 6 Hanover Square TAP LLC (Delaware LLC) (100% owned) 10/28/2015 TruAmerica Workforce Housing Fund 1-A, L.P. (Delaware LLC) (% owned: fluctuating but above 10%) 08/28/2019 TruAmerica Properties V LLC TruAmerica Multifamily LLC TruAmerica Properties IV LLC TruAmerica Properties II LLC (1) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) TruAmerica Workforce Housing Fund L.P. (90% owned) (80% owned) (90% indirectly owned by GLIC) (40% owned) (Delaware LLC) 06/22/2022 04/02/2013 08/21/2020 05/08/2014 (% owned: fluctuating but above 10%) 11/12/2019 TA MF Manager VII LLC (Delaware LLC) Longhorn Manager LLC Indian Trail LL LLC Hidden Ridge Manager LLC Kirkwood LL LLC Tripp Manager LLC TRU MF Manager III LLC (82.00% owned) TA Mason Manager LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) 06/22/2022 (Delaware LLC) (85.08% owned) (90% owned) (77.32 % owned) (90.00% owned) (72.17% owned) (81.86% owned) (73.36% owned) 02/10/2021 10/30/2020 04/06/2022 10/11/2021 04/27/2021 06/02/2021 TA MF Manager VIII LLC 09/03/2021 (Delaware LLC) (85.40% owned) TA Sawmill Manager LLC Kirkwood Manager LLC Canyon Ridge Manager LLC TA Retreat LV Manager LLC Indian Trail Manager LLC Country Place Manager LLC (Delaware LLC) (Delaware LLC) TA Holdings Mason LLC Delaware LLC 06/22/2022 Delaware LLC (Delaware LLC) (Delaware LLC) (74.10% owned) (71.53% owned) (Delaware LLC) 73.75% owned 64.83% owned (72.02% owned) (72.05% owned) 06/09/2022 10/11/2021 (90.00% owned) Willa Creek Manager LLC 08/09/2021 06/14/2021 10/30/2020 11/05/2020 (Delaware LLC) 09/03/2021 (74.17% owned) Wicklow Manager LLC TA Holdings Kirkwood LLC TA Holdings Canyon Ridge LLC TRU MF Manager IV LLC Grand Pointe Manager LLC Mason LL LLC TA Anchor 2 Manager LLC 09/21/2022 (Delaware LLC) (Delaware LLC) Delaware LLC Delaware LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (73.38% owned) (90.00% owned) 90.00% owned 72.03% owned (72.72% owned) (90.00% owned) (64.35% owned) 06/21/2022 10/11/2021 08/09/2021 07/16/2021 11/25/2020 TA Four Lakes Manager LLC 10/15/2020 09/03/2021 (Delaware LLC) (78.03% owned) Tru MF Manager VI LLC TA Holdings TA Skye Manager LLC TA Panda Manager LLC TA Holdings Indian Trail LLC Miller Huggins Manager LLC 12/16/2022 (Delaware LLC) Meadowglen LLC TRU MF Manager V LLC Delaware LLC Delaware LLC (Delaware LLC) (Delaware LLC) (83.40% owned) (Delaware LLC) (Delaware LLC) 72.00% owned 71.94% owned (90% owned) (100% owned) 06/16/2022 (90.00% owned) (78.58% owned) 07/22/2021 TA Loretto Manager LLC 04/29/2021 10/30/2020 12/2/2020 10/11/2021 10/06/2021 (Delaware LLC) (78.59% owned) TA Chase Mill Manager LLC Meadowglen LL LLC Canyon Ridge LL LLC Bella Thunderbird Aurora Retreat Manager LLC 12/16/2022 (Delaware LLC) Meadowglen Manager LLC Center Key Manager LLC Delaware LLC Delaware LLC Manager LLC (Delaware LLC) (72.40% owned) (Delaware LLC) (Delaware LLC) 90.00% owned 90.00% owned (Delaware LLC) (100% owned) 06/13/2022 (71.93% owned) (72.36% owned) 10/11/2021 08/09/2021 (100% owned) TA 1401 Manager LLC 10/11/2021 12/22/2020 09/15/2021 12/2/2020 (Delaware LLC) Delaney Manager LLC (76.63% owned) Belcher Manager LLC TA Highland Park Manager LLC (Delaware LLC) Stone Hollow Manager LLC (Delaware LLC) Delaware LLC Buckeye Manager LLC 02/06/2023 TA Dakota Manager LLC Spyglass Manager LLC (73.52% owned) (Delaware LLC) (72.08% owned) 72.30% owned Delaware LLC (Delaware LLC) Delaware LLC 06/24/2022 (72.28% owned) (72.417 % owned) 04/28/2022 11/29/2021 74.32% owned 77.00% owned 03/30/22 11/05/2021 04/20/2022 11/17/2021 Willowlake Manager LLC (Delaware LLC) (Delaware LLC) William Cannon Austin Manager LLC (Delaware LLC) (90.00% owned) (90.00% owned) (Delaware LLC) (73.37% owned) 04/06/2022 04/06/2022 (72.97% owned) 04/20/2022 04/18/2022 (1) See pages 7 for additional subsidiaries of this entity. The date GLIC either directly or indirectly acquired control.

Page 7

Hanover Square TAP LLC (Delaware LLC) (100% GLIC owned) 10/28/2015
TruAmerica Properties Alberta LLC (Delaware LLC) (90% GLIC owned) 02/14/2020
TA Alberta GP LLC (Delaware LLC) (90% GLIC owned) 02/10/2020
TA Alberta Investor LLC (Delaware LLC) (72.69% GLIC owned) 02/10/2020
Guardian SLC Redwood Holdings LLC (Delaware LLC) (100% GLIC owned) 09/17/2015
Redwood TA Manager LLC (Delaware LLC) (80% GLIC owned) 08/26/2015
Redwood Land Partners LLC(3) (Delaware LLC) (98% GLIC owned) 08/26/2015
SLC Somerset Village Fee Owner LLC (Delaware LLC) (98% GLIC owned) 08/26/2015
TruAmerica Properties LLC (1) (Delaware LLC) (80% GLIC owned) 04/02/2013
TruAmerica Workforce Housing Fund II-A, L.P. (Delaware LLC) (51.38% GLIC owned) 12/05/2022
TruAmerica Workforce Housing Fund II Aggregator L.P. (Delaware LLC) (28.70% GLIC owned) 01/27/2023
TA Central Fee Owner LLC (Delaware LLC) (28.70% GLIC owned) 11/22/2023
TA BFR Guarantor LLC (Delaware LLC) (80% GLIC owned) 03/17/2022
TruAmerica Multifamily LLC (Delaware LLC) (80% GLIC owned) 04/02/2013
TA BFR Development LLC (Delaware LLC) (80% GLIC owned) 04/13/2022
TruAmerica Properties BFR LLC (Delaware LLC) (80% GLIC owned) 03/17/2022
Hartley View Fee Owner LLC(2) (Delaware LLC) (97% GLIC owned) 08/14/2023
TA Hartley View Development LLC (Delaware LLC) (80% GLIC owned) 09/27/2023
Hartley View Manager LLC (Delaware LLC) (80% GLIC owned) 08/14/2023
Hartley View Partners LLC(2) (Delaware LLC) (97% GLIC owned) 08/14/2023
TruAmerica Properties II LLC ("TAP II") (Delaware LLC) (40% GLIC owned) 05/08/2014
Firdale Avenue Manager LLC (Delaware LLC) (40.00% GLIC owned) 04/13/2015
Tenaya Lucia Manager LLC (Delaware LLC) (40.62% GLIC owned) 07/13/2017

(1) See page 8 for additional subsidiaries of this entity.
(2) This entity is 85% indirectly owned by Guardian through REIGL Hartley View LLC and 12% indirectly owned by Guardian through TruAmerica Properties BFR LLC. This entity also appears on page 3.
(3) This entity is 90.00% indirectly owned by Guardian through Guardian SLC Redwood Holdings LLC and 8% indirectly owned by Guardian through Redwood TA Manager LLC.
The date GLIC either directly or indirectly acquired control.
The date GLICOA either directly or indirectly acquired control.

Page 7 Hanover Square TAP LLC (Delaware LLC) (100% owned) 10/28/2015 TruAmerica Properties Alberta LLC Guardian Lowry LLC * TruAmerica Workforce Housing Fund II-A, L.P. TruAmerica Properties II LLC (“TAP II”) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (90% owned) (100% owned) (28.70% owned) (40% owned) 02/14/2020 05/28/2014 12/05/2022 05/08/2014 TruAmerica Workforce Housing Fund II Aggregator L.P. TA Alberta GP LLC TA Alberta Investor LLC (Delaware LLC) Trevi Manager LLC (Delaware LLC) (Delaware LLC) (28.70% owned) (Delaware LLC) (90% owned) (72.69% owned) 01/27/2023 Firdale Avenue Manager LLC (40.00% owned) 02/10/2020 02/10/2020 (Delaware LLC) 09/17/2015 (40.00% owned) 04/13/2015 Grand Terrace Manager LLC Guardian SLC Redwood Holdings LLC TruAmerica Properties LLC (1) (Delaware LLC) (Delaware LLC) Redwood TA Manager LLC (36.00% owned) (Delaware LLC) (100% owned) (Delaware LLC) 09/09/2016 Apple Creek Manager LLC (80% owned) 09/17/2015 (80% owned) (Delaware LLC) 08/26/2015 04/02/2013 Eagle Rose Manager LLC (40.00% owned) 06/08/2015 (Delaware LLC) Redwood Land Partners LLC (42.26% owned) (Delaware LLC) 05/11/2017 (10% owned by Redwood TA Manager LLC) Avondale Gateway Manager LLC (90% owned by Guardian SLC Redwood Holdings LLC) (Delaware LLC) 08/26/2015 Montair Walden Manager LLC (45.00% owned) (Delaware LLC) 05/07/2017 (40.60% owned) SLC Somerset Village Fee Owner LLC 11/20/2017 (Delaware LLC) Tenaya Lucia Manager LLC (100% owned) (Delaware LLC) (98% indirectly owned by GLIC) Cherry Creek Manager LLC (40.62% owned) 08/26/2015 (Delaware LLC) 07/13/2017 (36.00% owned) 08/08/2015 (1) See page 8 for additional subsidiaries of this entity. * Asset sold; entity to be dissolved. The date GLIC either directly or indirectly acquired control.

Page 8

Hanover Square TAP LLC (Delaware LLC) (100% GLIC owned) ✎10/28/2015
TruAmerica Properties LLC (Delaware LLC) (80% GLIC owned) ✎04/02/2013
Sierra Ridge Manager LLC (Delaware LLC) (78.63% GLIC owned) ✎08/01/2014
U.S. REIF Sierra Ridge Venture, LLC (Delaware LLC) (11.79% GLIC owned) ✎08/07/2014
Sierra Ridge Operator LLC (Delaware LLC) (78.63% GLIC owned) ✎08/01/2014
U.S. REIF Sierra Ridge CA LP (Delaware limited partnership) (11.79% GLIC owned) ✎08/18/2014
Oriole Baltimore Manager LLC (Delaware LLC) (80.00% GLIC owned) ✎09/20/2016
Erwin St Manager LLC (Delaware LLC) (80.00% GLIC owned) ✎11/20/2015
Sienna Vista Manager LLC (Delaware LLC) (68.83% GLIC owned) ✎06/26/2017
Villa Rita Manager LLC (Delaware LLC) (76.24% GLIC owned) ✎06/04/2014
Highpointe Manager LLC (Delaware LLC) (80.00% GLIC owned) ✎11/10/2015
Vermont Avenue Manager LLC (Delaware LLC) (80.00% GLIC owned) ✎06/25/2014
Oasis Manager LLC (Delaware LLC) (74% GLIC owned) ✎07/15/2016
Oasis Land Partners LLC (Delaware LLC) (11.1% GLIC owned) ✎07/15/2016
Oasis Rainbow Fee Owner LLC (Delaware LLC) (11.1% GLIC owned) ✎07/15/2016
Oasis Vegas Fee Owner LLC (Delaware LLC) (11.1% GLIC owned) ✎07/15/2016
Oasis Jones Fee Owner LLC (Delaware LLC) (11.1% GLIC owned) ✎07/15/2016
AXIS Manager LLC (Delaware LLC) (75.69% GLIC owned) ✎03/01/2016
AXIS Land Partners LLC (Delaware LLC) (11.35% GLIC owned) ✎03/01/2016
AXIS Fee Owner LLC (Delaware LLC) (11.35% GLIC owned) ✎03/01/2016
Mariner Manager LLC (Delaware LLC) (80% GLIC owned) ✎04/04/2016
Mariner Land Partners LLC (Delaware LLC) (12% GLIC owned) ✎04/04/2016
Mariner Bayshore Fee Owner LLC (Delaware LLC) (12% GLIC owned) ✎04/04/2016
Mariner Sherwood Fee Owner LLC (Delaware LLC) (12% GLIC owned) ✎04/04/2016
Mariner Southfield Fee Owner LLC (Delaware LLC) (12% GLIC owned) ✎04/04/2016

✎ The date GLIC either directly or indirectly acquired control.

Page 8 Hanover Square TAP LLC (Delaware LLC) (100% owned) 10/28/2015 TruAmerica Properties LLC (Delaware LLC) (80% owned) 04/02/2013 Sierra Ridge Manager LLC Oasis Manager LLC AXIS Manager LLC Mariner Manager LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (78.63% owned) (74% owned) (75.69% owned) (80% owned) 08/01/2014 07/15/2016 03/01/2016 04/04/2016 AXIS Land Partners LLC U.S. REIF Sierra Ridge Venture, LLC Sierra Ridge Operator LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (11.35% owned) (11.79% owned) (78.63% owned) Oasis Land Partners LLC (Delaware LLC) 03/01/2016 08/07/2014 08/01/2014 Mariner Land Partners LLC (11.1% owned) (Delaware LLC) 07/15/2016 (12% owned) AXIS Fee Owner LLC U.S. REIF Sierra Ridge CA LP 04/04/2016 (Delaware LLC) (Delaware limited partnership) (11.35% owned) (11.79% owned) 03/01/2016 08/18/2014 Oasis Rainbow Oasis Vegas Fee Oasis Jones Fee Mariner Bayshore Mariner Sherwood Mariner Southfield Fee Owner LLC Owner LLC Owner LLC Fee Owner LLC Fee Owner LLC Fee Owner LLC Oriole Baltimore Manager LLC Erwin St Manager LLC Sienna Vista Manager LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (11.1% owned) (11.1% owned) (11.1% owned) (12% owned) (12% owned) (12% owned) (80.00% owned) (80.00% owned) (68.83% owned) 07/15/2016 07/15/2016 07/15/2016 04/04/2016 04/04/2016 04/04/2016 09/20/2016 11/20/2015 06/26/2017 Villa Rita Manager LLC Highpointe Manager LLC Vermont Avenue Manager LLC Falcon Pines Manager LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (76.24% owned) (80.00% owned) (80.00% owned) (72.94% owned) 06/04/2014 11/10/2015 06/25/2014 09/14/2017 The date GLIC either directly or indirectly acquired control.

Page 9

Hanover Square TAP 2 LLC (Delaware LLC) (100% GLIC owned) 02/02/2018
TruAmerica Properties III LLC (Delaware LLC) (90% GLIC owned) 01/08/2018
Goldenrod Manager LLC (Delaware LLC) (72% GLIC owned) 01/15/2020
TA Holdings Goldenrod LLC (Delaware LLC) (90% GLIC owned) 01/21/2020
Goldenrod LL LLC (Delaware LLC) (90% GLIC owned) 02/23/2020
Pacific Shores Manager LLC (Delaware LLC) (87.42% GLIC owned) 01/10/2020
TA Clearwater Manager LLC (Delaware LLC) (72.30% GLIC owned) 03/13/2018
TRU MF Manager LLC (Delaware LLC) (82.51% GLIC owned) 04/10/2018
TRU MF Manager II LLC (Delaware LLC) (84.23% GLIC owned) 03/12/2019
Trolley 8727 Manager LLC (Delaware LLC) (90.00% GLIC owned) 06/12/2018
Highlands GT Manager, LLC (Delaware LLC) (72.06% GLIC owned) 08/26/2020
Little River Manager LLC (Delaware LLC) (72.17% GLIC owned) 08/13/2020
Corte Bella TA Manager LLC (Delaware LLC) (90.00% GLIC owned) 07/24/2018
Warm Springs Manager LLC (Delaware LLC) (83.22% GLIC owned) 08/13/2018
TA Country Lake Manager LLC (Delaware LLC) (79.60% GLIC owned) 10/01/2018
Tesoro Ranch Manager LLC (Delaware LLC) (84.63% GLIC owned) 11/13/2018
McGill Manager LLC (Delaware LLC) (87.03% GLIC owned) 11/19/2018
McMullen Booth Manager, LLC (Delaware LLC) (72.40% GLIC owned) 08/13/2020
Paces Ferry Manager LLC (Delaware LLC) (87.41% GLIC owned) 11/19/2018
South Kirkman Manager LLC (Delaware LLC) (84.27% GLIC owned) 12/21/2018
Lowell Heights Manager LLC (Delaware LLC) (82.89% GLIC owned) 01/24/2019
Timacuan Manager LLC (Delaware LLC) (84.99% GLIC owned) 02/05/2019
Sweetwater Vintage Manager LLC (Delaware LLC) (85.75% GLIC owned) 04/16/2019
Allanza Manager LLC (Delaware LLC) (82.67% GLIC owned) 04/23/2019
Runaway Lakes Manager LLC (Delaware LLC) (78.33% GLIC owned) 05/10/2019
Covington Manager LLC (Delaware LLC) (73.97% GLIC owned) 07/01/2019
North Raleigh TA Manager LLC (Delaware LLC) (86.72% GLIC owned) 07/16/2019
Satellite Blvd Manager LLC (Delaware LLC) (75.33% GLIC owned) 08/05/2019
Magnolia Ridge Manager LLC (Delaware LLC) (87.22% GLIC owned) 09/24/2019
Rancho Presidio Manager LLC (Delaware LLC) (86.27% GLIC owned) 11/26/2019
Central Park Manager II LLC (Delaware LLC) (83.62 % GLIC owned) 09/12/2019

The date GLIC either directly or indirectly acquired control.

Page 9 Hanover Square TAP 2 LLC (Delaware LLC) (100% owned) 02/02/2018 TruAmerica Properties III LLC (Delaware LLC) (90% owned) 01/08/2018 Goldenrod Manager LLC TA Holdings Goldenrod LL LLC Astor Park Pacific Shores TA Clearwater TRU MF Manager TRU MF Manager Trolley 8727 (Delaware LLC) Goldenrod LLC (Delaware LLC) Manager LLC Manager LLC Manager LLC LLC II LLC Manager LLC (72% owned) (Delaware LLC) (90% owned) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) 01/15/2020 (90% owned) 02/23/2020 (80.34% owned) (87.42% owned) (72.30% owned) (82.51% owned) (84.23% owned) (90.00% owned) 01/21/2020 12/20/2017 01/10/2020 03/13/2018 04/10/2018 03/12/2019 06/12/2018 Little River Corte Bella TA Solis FL Manager Warm Springs Retreat Manager TA Country Lake Baseline Mills Tesoro Ranch McGill Manager LLC Manager LLC Manager LLC LLC Manager LLC LLC Manager LLC Manager LLC Manager LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (87.03% owned) (72.17% owned) (90.00% owned) (73.24% owned) (83.22% owned) (72.34% owned) (79.60% owned) (72.08% owned) (84.63% owned) 11/19/2018 08/13/2020 07/24/2018 07/11/2018 08/13/2018 08/31/2018 10/01/2018 11/29/2018 11/13/2018 Highlands GT Paces Ferry South Kirkman Lowell Heights Timacuan Manager Sweetwater Vintage Allanza Manager Runaway Lakes Covington McMullen Booth Manager, LLC Manager LLC Manager LLC Manager LLC LLC Manager LLC LLC Manager LLC Manager LLC Manager, LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (72.06% owned) (87.41% owned) (84.27% owned) (82.89% owned) (84.99% owned) (85.75% owned) (82.67% owned) (78.33% owned) (73.97% owned) (72.40% owned) 08/26/2020 11/19/2018 12/21/2018 01/24/2019 02/05/2019 04/16/2019 04/23/2019 05/10/2019 07/01/2019 08/13/2020 North Raleigh TA Satellite Blvd Puyallup Townhomes Magnolia Ridge Rancho Presidio Bayou Point TA Holdings Central Park Manager Manager LLC Manager LLC Manager LLC Manager LLC Manager LLC Manager LLC Bayou Point LLC II LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (86.72% owned) (75.33% owned) (72.61% owned) (87.22% owned) (86.27% owned (72.30% owned) (90.00% owned) (83.62 % owned) 07/16/2019 08/05/2019 07/15/2019 09/24/2019 11/26/2019 10/24/2019 10/31/2019 09/12/2019 The date GLIC either directly or indirectly acquired control.

Page 10

- **Hanover Square LCP LLC** (Delaware LLC) (100% GLIC owned) ↳10/28/2015
  - Guardian LCP Commercial I LLC (Delaware LLC) (100% GLIC owned) ↳04/11/2012
  - Guardian Broadshore Capital Co-Investment LLC (Delaware LLC.) (100% GLIC owned) ↳12/13/2019
    - Broadshore Capital Co-Investment LLC (Delaware LLC.) (100% GLIC owned) ↳12/13/2019
      - BCP TFO Member, LLC (Delaware LLC) (100% GLIC owned) ↳01/21/2020
      - BCP Calvert Member, LLC (Delaware LLC) (100% GLIC owned) ↳06/24/2021
  - Guardian CapCo, LLC (Delaware LLC) (100% GLIC owned) ↳06/16/2010
    - Lowe Capital Partners, LLC[4] (Delaware LLC) (80% GLIC owned) ↳06/28/2010
  - Guardian Broadshore, LLC[1] (Delaware LLC.) (100% GLIC owned) ↳06/16/2010
    - Broadshore Capital Partners, LLC[2][3] (Delaware LLC) (90.91% GLIC owned)
  - Guardian LCP Hospitality I LLC (Delaware LLC) (100% GLIC owned) ↳06/01/2011
    - LEI LCP-GL, LLC[5] (Delaware LLC) (95% GLIC owned) ↳04/25/2011
      - LEI AI-GL Hotels, LLC[6] (Delaware LLC) (33% GLIC owned) ↳04/05/2011
  - Guardian LCP2A, LLC (Delaware LLC) (100% GLIC owned) ↳09/26/2014
    - Lowe Capital Partners 2A, LLC (Delaware LLC) (93.33% GLIC owned) ↳10/17/2014
      - LCP 2A LEI-ARE Intermediate, LLC (Delaware LLC) (93.33% GLIC owned) ↳09/25/2104
        - LCP-ARE Investor, LLC[8] (Delaware LLC) (88.89% GLIC owned) ↳ 01/29/2014
  - Guardian LCP Hospitality Finance LLC (Delaware LLC) (100% GLIC owned) ↳03/29/2012
    - LEI LCP-GL II, LLC)[7] (Delaware LLC) (94.66% GLIC owned) ↳03/21/2011
  - Guardian LEI Co-Investment, LLC (Delaware LLC) (100% GLIC owned) ↳09/20/2016
    - LEI Co-Investment, LLC (Delaware LLC) (90.5% GLIC owned) ↳09/15/2016
  - Guardian LCP2B, LLC (Delaware LLC) (100% GLIC owned) ↳12/16/2014
    - Lowe Capital Partners 2B, LLC (Delaware LLC) (50% GLIC owned) ↳03/06/2014
      - LCP2B RS Intermediate, LLC (Delaware LLC) (50% GLIC owned) ↳08-18-2016
        - MM Museum LLC (Delaware LLC) (21.5% GLIC owned) ↳06/12/2019
      - San Diego IDEA Investor, LLC (Delaware LLC) (50% GLIC owned) ↳06/19/2013
      - LCP2B 3000 Broadway Intermediate, LLC (Delaware LLC) (50% GLIC owned) ↳09/23/2016
      - LCP2B Violet Street Intermediate, LLC (Delaware LLC) (50% GLIC owned) ↳06/01/2015
        - Violet Street Investor, LLC (Delaware LLC) (10% owned) ↳04/23/2015
  - Guardian LEI Co-Investment 2, LLC (Delaware LLC) (100% GLIC owned) ↳11/03/2017
    - LEI Co-Investment 2 LLC (Delaware LLC) (100% GLIC owned) ↳12/14/2017

---

(6) This entity also appears on page 11.

(7) This entity is 73.3% indirectly owned by Guardian through Guardian LCP Hospitality Finance, LLC and 21.36% indirectly owned by Guardian through Lowe Capital Partners, LLC. This entity also appears on page 11.

(8) This entity is 62.25% indirectly owned by GLIC through LCP 2A-ARE Intermediate, LLC and 26.64% owned by Guardian through LCP Holly Dive Intermediate, LLC. This entity also appears on page 11.

↳ The date GLIC either directly or indirectly acquired control.

Page 10 Hanover Square LCP LLC (Delaware LLC) (100% owned) 10/28/2015 Guardian LCP Commercial I LLC Guardian CapCo, LLC Guardian Broadshore, LLC (5) Guardian LEI Co-Guardian LCP Guardian LCP2A, LLC Guardian LCP Guardian LEI Co- Guardian LCP2B, LLC (Delaware LLC) (Delaware LLC) (Delaware LLC.) Hospitality I LLC Hospitality Finance LLC Investment 2, LLC (Delaware LLC) Investment, LLC (Delaware LLC) (100% owned) (100% owned) (100% owned) (Delaware LLC) (Delaware LLC) (Delaware LLC) (100% owned) (Delaware LLC) (100% owned) 04/11/2012 06/16/2010 06/16/2010 (100% owned) 09/26/2014 (100% owned) (100% owned) (100% owned) 12/16/2014 06/01/2011 03/29/2012 09/20/2016 11/03/2017 Guardian Broadshore Capital Co-Investment LLC Broadshore Capital LEI LCP-GL, LLC Lowe Capital Partners LEI LCP-GL II, LLC Lowe Capital LEI Co-Investment, LLC LEI Co-Investment 2 LLC (1) (4) (Delaware LLC) (3) 2A, LLC (Delaware LLC) Lowe Capital Partners (Delaware LLC.) Partners, LLC (2) Partners, LLC (Delaware LLC) (Delaware LLC) (95% owned) (Delaware LLC) (94.66% owned) 2B, LLC (100% owned) (Delaware LLC) (Delaware LLC) (93.33% owned) (90.5% owned) (100% owned) 12/13/2019 (80% owned) (90.91% owned) (75% indirectly owned by (73.3% indirectly owned by (Delaware LLC) 10/17/2014 09/15/2016 12/14/2017 08/19/2010 Guardian through Guardian Guardian through Guardian (50% owned) 06/28/2010 LCP Hospitality I LLC and LCP Hospitality Finance, LLC 03/06/2014 20% indirectly owned by and 21.36% indirectly owned Broadshore Capital Co -Investment LLC GLIC through Lowe Capital by Guardian through Lowe Partners, LLC) LCP 2A LEI-ARE Capital Partners, LLC) (Delaware LLC.) Intermediate, LLC (100% owned) 04/25/2011 03/21/2011 (Delaware LLC) 12/13/2019 (93.33% owned) 09/25/2104 LCP2B RS San Diego IDEA LCP2B 3000 Broadway Intermediate, LLC Investor, LLC Intermediate, LLC LEI AI-GL Hotels, LLC (3) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (50% owned) (50% owned) (50% owned) BCP TFO Member, LLC BCP Calvert Member, LLC (33% owned) LCP-ARE Investor, LLC (3) 08-18-2016 06/19/2013 09/23/2016 (Delaware LLC) (Delaware LLC) 04/05/2011 (Delaware LLC) (100% owned) (100% owned) (88.89% owned) 01/21/2020 06/24/2021 MM Museum LLC (62.25% indirectly owned by GLIC through (Delaware LLC) LCP2B Violet Street Intermediate, LLC LCP 2A-ARE Intermediate, LLC and (21.5% owned) (Delaware LLC) 26.64% owned by Guardian through LCP 06/12/2019 (50% owned) Holly Dive Intermediate, LLC) Violet Street Investor, LLC (Delaware LLC) (10% owned) 04/23/2015 (1) Entity formerly known as Lowe Enterprises Investment Management, LLC (Feb 2019 name changed); actual ownership percentage varies based on employee equity ownership but will not be less than 80%. (2) See page 11 for a chart of the subsidiaries of this entity. (3) This entity also appears on page 11. (4) See page 12 for a chart of the subsidiaries of this entity. (5) Entity formerly known as Guardian LEIM, LLC (March 2019 name change). The date GLIC either directly or indirectly acquired control.

Page 11

Lowe Capital Partners, LLC (1)
(Delaware LLC)
(80% GLIC owned)
06/28/2010
San Diego TC Investor, LLC
(Delaware LLC)
(80% GLIC owned)
01/30/2012
San Diego Circle, LLC
(Delaware LLC)
(80% GLIC owned)
04/23/2014
Valley Circle Venture, LLC
(Delaware LLC)
(12.2% GLIC owned)
05/31/2019
LCP Culver City Intermediate, LLC
(Delaware LLC)
(48% GLIC owned)
08/22/2014
Culver City Triangle Investor, LLC
(Delaware LLC)
(15.9% GLIC owned)
06/19/2013
LCP East Second Intermediate, LLC
(Delaware LLC)
(80% GLIC owned)
07/30/2013
LCP Seneca Street Intermediate, LLC
(Delaware LLC)
(80% GLIC owned)
09/19/2013
Seneca Street Developer, LLC
(Delaware LLC)
(80% GLIC owned)
09/19/2013
LCP Holly Drive Intermediate, LLC
(Delaware LLC)
(80% GLIC owned)
01/16/2014
LCP-ARE Investor, LLC(3)
(Delaware LLC)
(88.89 % GLIC owned)
01/29/2014
LCP WSR Intermediate, LLC
(Delaware LLC)
(80% GLIC owned)
01/31/2012
LEI LCP-GL II, LLC(2)
(Delaware LLC)
(94.66% GLIC owned)
03/21/2011
LEI LCP-GL, LLC(4)
(Delaware LLC)
(95 % GLIC owned)
04/25/2011
LEI AI-GL Hotels, LLC(1)
(Delaware LLC)
(33% GLIC owned)
04/05/2011
LCP Suncadia Intermediate, LLC
(Delaware LLC)
(80% GLIC owned)
03/28/2012
Suncadia Capital, LLC
(Delaware LLC)
(46.4% GLIC owned)
03/28/2012
Suncadia Operating Member, LLC
(Delaware LLC)
(46.4% GLIC owned)
03/22/2012

(1) This entity also appears on page 10.
(2) This entity is 73.3% indirectly owned by Guardian through Guardian LCP Hospitality Finance, LLC and 21.36% indirectly owned by Guardian through Lowe Capital Partners, LLC. This entity also appears on page 10.
(3) This entity is 62.25% indirectly owned by GLIC through LCP 2A-ARE Intermediate, LLC and 26.64% owned by Guardian through LCP Holly Dive Intermediate, LLC. This entity also appears on page 10.
(4) This entity is 20% indirectly owned by GLIC through Lowe Capital Partners, LLC and 75% indirectly owned by GLIC through Guardian LCP Hospitality I LLC. This entity also appears on page 10.
The date GLIC either directly or indirectly acquired control.

Page 11 Lowe Capital Partners, LLC (1) (Delaware LLC) (80% owned) 06/28/2010 San Diego TC Investor, LLC LCP Culver City Intermediate, LLC LCP Seneca Street Intermediate, LLC LCP WSR Intermediate, LLC LCP Suncadia Intermediate, LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (80% owned) (48% owned) (80% owned) (80% owned) (80% owned) 01/30/2012 08/22/2014 09/19/2013 01/31/2012 03/28/2012 San Diego Circle, LLC Culver City Triangle Investor, LLC Seneca Street Developer, LLC Suncadia Capital, LLC LEI LCP-GL II, LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (80% owned) (15.9 % owned) (80% owned) (46.4% owned) (94.66% owned) 04/23/2014 06/19/2013 09/19/2013 (73.3% indirectly owned by 03/28/2012 Guardian through Guardian LCP Hospitality Finance, LLC LCP East Second Intermediate, LLC and 21.36% indirectly owned Valley Circle Venture, LLC (Delaware LLC) by Guardian through Lowe Suncadia Operating Member, LLC (Delaware LLC) (80% owned) Capital Partners, LLC) (Delaware LLC) (12.2% owned) 07/30/2013 03/21/2011 (46.4% owned) 05/31/2019 03/22/2012 LCP Holly Drive Intermediate, LLC LEI LCP-GL, LLC (1) (Delaware LLC) (Delaware LLC) (80% owned) (95 % owned) 01/16/2014 (20% indirectly owned by GLIC through Lowe Capital Partners, LLC and 75% indirectly owned by GLIC through Guardian LCP Hospitality I LLC) 04/25/2011 LCP-ARE Investor, LLC (1) (Delaware LLC) (88.89 % owned) LEI AI-GL Hotels, LLC (1) (62.25% indirectly owned by GLIC through (Delaware LLC) LCP 2A-ARE Intermediate, LLC and 26.64% (33% owned) owned by Guardian through LCP Holly Dive 04/05/2011 Intermediate, LLC) 01/29/2014 (1) This entity also appears on page 11. The date GLIC either directly or indirectly acquired control.

Page 12

Broadshore Capital Partners, LLC
(Delaware LLC)
(90.91% GLIC owned)
08/19/2010
LEIM West Loop, LLC
(Delaware LLC)
(90.91% GLIC owned)
04/20/2012
LEIM Seattle, LLC
(Delaware LLC)
(90.91% GLIC owned)
05/04/2011
LEIM L-O Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
09/29/2011
LEIM-ARE Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
01/29/2014
BCP-SSDG Administrator, LLC
(Delaware LLC)
(90.91% GLIC owned)
01/21/2021
BCP CL Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
05/04/2022
LEIM-ALB Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
04/25/2015
LEIM-CIG Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
07/27/2016
LEIM LEGIA Manager LLC
(Delaware LLC)
(90.91% GLIC owned)
08/15/2017
Broadshore Capital AV, LLC
(Delaware LLC)
(90.91% GLIC owned)
06/24/2021
LEIM SS-LEI Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
07/14/2017
LEIM BFQ Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
05/01/2017
LEIM USHV Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
08/25/2017
Broadshore Capital CV LLC
(Delaware LLC)
(90.91% GLIC owned)
12/13/2019
BCP Atlantic Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
12/19/2019
BCP TFO Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
01/21/2020
BCP GFG Manager, LLC
(Delaware LLC)
(90.91% GLIC owned)
07/21/2021

The date GLIC either directly or indirectly acquired control.

Page 12 Broadshore Capital Partners, LLC (Delaware LLC) (90.91% owned) 08/19/2010 LEIM West Loop, LLC LEIM Seattle, LLC LEIM L-O Manager, LLC LEI Keystone Holding, LLC* LEIM-ARE Manager, LLC BCP-SSDG Administrator, LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) 04/20/2012 05/04/2011 09/29/2011 06/25/2012 01/29/2014 01/21/2021 BCP CL Manager, LLC LEIM-ALB Manager, LLC LEIM TFO Manager, LLC LEIM-CIG Manager, LLC LEIM LEGIA Manager LLC Broadshore Capital AV, LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) 05/04/2022 04/25/2015 12/13/2016 07/27/2016 08/15/2017 06/24/2021 LEIM SS-LEI Manager, LLC LEIM BFQ Manager, LLC LEIM USHV Manager, LLC Broadshore Capital CV LLC BCP Atlantic Manager, LLC BCP TFO Manager, LLC BCP GFG Manager, LLC (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (Delaware LLC) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) (90.91% owned) 07/14/2017 05/01/2017 08/25/2017 12/13/2019 12/19/2019 01/21/2020 07/21/2021 * Entity dissolved in DE (12/21/2022); awaiting dissolution in PA. The date GLIC either directly or indirectly acquired control.

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter of the Registrant’s variable annuity.

In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each director and officer of PAS.

PARK AVENUE SECURITIES LLC MANAGER & OFFICER ROSTER

OFFICER	OFFICER TITLE
Marianne Caswell 10 Hudson Yards, New York, NY 10001	Board Manager & President

Michael Ferik 100 First Stamford Place, Stamford, CT 06902	Board Manager

Leyla Lesina 10 Hudson Yards, New York, NY 10001	Board Manager

Carl Desrochers 700 South Street, Pittsfield, MA 01210	Board Manager

Harris Oliner 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Corporate Secretary

Carly Maher 10 Hudson Yards, New York, NY 10001	Head of Wealth Management Strategy and Business Operations

Michael Kryza 100 First Stamford Place Stamford, CT 06902	Head of Corporate Development

Joshua Hergan 10 Hudson Yards, New York, NY 10001	Assistant General Counsel

Jeff Butscher 6255 Sterner’s Way, Bethlehem, PA 18017	Interim Chief Compliance Officer

Shawn McGrath 700 South Street, Pittsfield, MA 01201	Individual Markets Controller

George Oka 10 Hudson Yards, New York, NY 10001	Second Vice President, Strategic Initiatives

Allen Boggs 10 Hudson Yards, New York, NY 10001	Head of Supervision and Business Risk

Michael Ryniker 10 Hudson Yards, New York, NY 10001	Head of Operations

Kyle Hooper 8 Lands End Drive, Greensboro, NC 27514	Senior Counsel, Assistant Corporate Secretary

Tyla Reynolds 10 Hudson Yards, New York, NY 10001	Assistant General Counsel, Assistant Corporate Secretary

Robert D. Grauer 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Assistant Corporate Secretary

Rose Burachio 10 Hudson Yards, New York, NY 10001	Assistant Corporate Secretary

Brian Hagan 101 Crawfords Corner Rd, Holmdel, PA 07733	Anti-Money Laundering Compliance Officer

(c) PAS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

 Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office Contact Center, 6255 Sterner’s Way, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 10 Hudson Yards New York, New York 10001.

Item 33.	Management Services

 None.

Item 34.	Fee Representation

 The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account R certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York.

The Guardian Separate Account R
(Registrant)

By:	/s/ Patrick D. Ivkovich
Dominique Baede*
President of The Guardian Insurance & Annuity Company, Inc.

Date:	4/26/2024

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Patrick D. Ivkovich
Dominique Baede*
President

Date:	4/26/2024

*	Executed by Patrick D. Ivkovich as agent pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Patrick D. Ivkovich	President & Director	Date: 4/26/2024
Dominique Baede*

/s/ Patrick D. Ivkovich	Vice President & Chief Financial Officer	Date: 4/26/2024
Carl Desrochers*

/s/ Patrick D. Ivkovich	Director	Date: 4/26/2024
Michael N. Ferik*

/s/ Patrick D. Ivkovich	Director	Date: 4/26/2024
Kevin Molloy*

/s/ Patrick D. Ivkovich	Senior Vice President, Corporate Chief Actuary & Director	Date: 4/26/2024
Michael Slipowitz*

*	Executed by Patrick D. Ivkovich as agent pursuant to power of attorney.

Exhibit Index

Number	Description

(l)	Consent of PricewaterhouseCoopers LLP

C-22